AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON FEBRUARY 5, 2013
REGISTRATION NO. 333-185360

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☑ Pre-Effective Amendment No. 1 ☐ Post-Effective Amendment No. _____
(Check appropriate box or boxes)
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street
Denver, Colorado 80206-4805
(Address of Principal Executive Offices)
303-333-3863
(Registrant’s Area Code and Telephone Number)
Stephanie Grauerholz-Lofton, Esq.
151 Detroit Street
Denver, Colorado 80206-4805
(Name and Address of Agent for Service)
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of
Janus World Allocation Fund

February 5, 2013

Dear Shareholder:

We are writing to inform you, as a shareholder of Janus World Allocation Fund, that the Trustees of your Fund have approved Janus’ proposal to merge the Fund into Janus Moderate Allocation Fund, effective on or about April 5, 2013. As described in the enclosed Prospectus/Information Statement, Janus Moderate Allocation Fund will change its principal investment strategies, and they are now substantially similar to those of Janus World Allocation Fund. Given these strategy changes, Janus is proposing to merge the two funds based largely on the resulting similarities in the funds’ investment objectives, strategies and policies, as well as the potential for expense efficiencies due to the larger combined asset base of the merged funds.

Both Janus World Allocation Fund and Janus Moderate Allocation Fund are managed by Dan Scherman, who will continue to manage Janus Moderate Allocation Fund after the merger. Following the merger, Janus Moderate Allocation Fund will continue to be managed to seek total return through growth of capital and income, which is similar to Janus World Allocation Fund’s investment objective of long-term growth of capital with a secondary emphasis on income.

As of the merger closing date, you will automatically receive the same class of shares of Janus Moderate Allocation Fund as you currently hold in Janus World Allocation Fund. You do not need to take any action related to the merger as your shares will be transferred automatically on the merger date.

We believe investors will benefit from this fund merger given the efficiencies that may occur as a result. You will also pay a lower management fee than you paid as a shareholder of Janus World Allocation Fund. In addition, this merger is designed to qualify as a tax-free merger, so you should not realize a tax gain or loss as a direct result of the merger, nor will you pay any of the expenses associated with the merger.

Enclosed you will find a Q&A and Prospectus/Information Statement with additional details describing the merger. If you have additional questions, please contact your financial advisor/intermediary for assistance, or call a Janus representative at 1-800-525-0020.

We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

Sincerely,

Robin C. Beery
Chief Executive Officer and President
Janus Investment Fund

PROSPECTUS/INFORMATION STATEMENT
February 5, 2013

Relating to the acquisition of the assets of

JANUS WORLD ALLOCATION FUND

by and in exchange for shares of beneficial interest of

JANUS GLOBAL ALLOCATION FUND – MODERATE
each, a series of Janus Investment Fund

151 Detroit Street
Denver, Colorado 80206-4805
1-800-525-0020

INTRODUCTION

This Prospectus/Information Statement is being furnished to shareholders of Janus World Allocation Fund in connection with an Agreement and Plan of Reorganization (the “Plan”), pursuant to which Janus World Allocation Fund (“World Allocation Fund”) will merge into Janus Moderate Allocation Fund (together with World Allocation Fund, the “Funds” and each, a “Fund”). Under the Plan, shareholders of World Allocation Fund will receive shares of Janus Moderate Allocation Fund approximately equal in value to their holdings in World Allocation Fund as of the closing date of the reorganization, referred to as the “Merger.” After the Merger is complete, World Allocation Fund will be liquidated. The Merger is expected to be completed on or about April 5, 2013 (the “Closing Date”).

Effective February 15, 2013, Janus Moderate Allocation Fund will change its principal investment strategies to include an allocation of approximately 40% of its net assets to non-U.S. investments. In connection with this change to a global investment strategy, the Fund will be renamed Janus Global Allocation Fund – Moderate (“Moderate Allocation Fund”) and will change its primary benchmark index from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World Indexsm. The MSCI All Country World Indexsm is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. Moderate Allocation Fund will also change the composition of its secondary benchmark index, the Moderate Allocation Index, from an internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%), and the MSCI Emerging Markets Free Indexsm (2%) to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Indexsm (60%) and the Barclays Global Aggregate Bond Index (40%).

As part of Moderate Allocation Fund’s strategy changes, the Fund will decrease the percentage of its net assets to be invested in its current equity and fixed-income asset categories and will add an “alternative investments” asset category to its asset allocation. The Fund’s alternative investments allocation will likely include investing in an underlying Janus fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. The alternative investments category can include other alternative investments, such as Janus Global Real Estate Fund.

The Board of Trustees of Janus Investment Fund (the “Trust”) determined that the Merger is in the best interests of the shareholders of World Allocation Fund and of Moderate Allocation Fund. The Board of Trustees considered many factors in making this determination, which are summarized below in the Q&A section and discussed in detail in this Prospectus/Information Statement. Among the factors considered, the Board noted that the Funds share similar investment objectives and investment strategies and, as a general matter, the larger combined Fund is expected to have lower total gross and net operating expenses than World Allocation Fund would have if it continued to operate as a standalone Fund. In addition, the Trustees noted that Janus Capital Management LLC (“Janus Capital” or “Janus”) is paying all costs of the Merger, and the Merger will be treated as a tax-free transaction for World Allocation Fund and its shareholders.

Shares of the Funds have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

World Allocation Fund and Moderate Allocation Fund are each a series of the Trust, an open-end, registered management investment company organized as a Massachusetts business trust. Janus is responsible for the day-to-day management of World Allocation Fund’s and Moderate Allocation Fund’s investment portfolios and furnishes continuous advice and recommendations concerning each Fund’s investments. After the Merger, Janus Capital will remain the investment adviser of Moderate Allocation Fund, and the Fund’s portfolio manager will continue as the portfolio manager of Moderate Allocation Fund. As one of the larger mutual fund sponsors in the United States, Janus sponsored 57 mutual funds and had approximately $95 billion in mutual fund assets under management as of December 31, 2012. The Merger is expected to offer shareholders the potential for increased operational efficiencies while giving them continued access to Janus’ experience and resources in managing mutual funds.

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth the information that you should know about World Allocation Fund, Moderate Allocation Fund, and the Merger. This Prospectus/Information Statement is being mailed to shareholders of World Allocation Fund on or about February 5, 2013.

Incorporation by Reference
For more information about the investment objectives, strategies, restrictions and risks of World Allocation Fund and Moderate Allocation Fund, see:

•	the Moderate Allocation Fund’s Prospectuses for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class T Shares, and Class D Shares, filed in Post-Effective Amendment No. 179 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-12-012653), each dated October 26, 2012, as supplemented;

•	the World Allocation Fund’s Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares filed in Post-Effective Amendment No. 179 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-12-012653), dated October 26, 2012;

•	the Moderate Allocation Fund’s Statement of Additional Information, filed in Post-Effective Amendment No. 179 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-12-012653), dated October 26, 2012;

•	the World Allocation Fund’s Statement of Additional Information, filed in Post-Effective Amendment No. 179 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-12-012653), dated October 26, 2012;

•	the Moderate Allocation Fund’s Annual Report, filed on Form N-CSR (File No. 811-01879), for the fiscal year ended June 30, 2012 (Accession No. 0000950123-12-011472); and

•	the World Allocation Fund’s Annual Report, filed on Form N-CSR (File No. 811-01879), for the fiscal year ended June 30, 2012 (Accession No. 0000950123-12-011472).

These documents have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated by reference herein as appropriate. World Allocation Fund’s Prospectus and its Annual Report and most recent Semiannual Report have previously been provided to third-party intermediaries for delivery to World Allocation Fund shareholders.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual and semiannual report are available, without charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, without charge, at janus.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.

A Statement of Additional Information dated February 5, 2013 relating to the Merger has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-877-335-2687.

The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the

Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

This Prospectus/Information Statement is for informational purposes only. You do not need to take any action in response to this Prospectus/Information Statement. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

The following chart outlines the impacted share classes and their respective ticker symbols:

Fund/Class	Ticker
World Allocation Fund
Class A Shares	JAMPX
Class C Shares	JCMPX
Class I Shares	JIMPX
Class S Shares	JSMPX
Class T Shares	JAMTX
Moderate Allocation Fund
Class A Shares	JMOAX
Class C Shares	JMOCX
Class I Shares	JMOIX
Class S Shares	JMOSX
Class T Shares	JSPMX

PROSPECTUS/INFORMATION STATEMENT

February 5, 2013

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Q&A / SYNOPSIS

This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully. It contains additional information and further details regarding the Merger. The description of the Merger is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.	What is being proposed?

A.	At a meeting held on November 8, 2012, the Board of Trustees of the Trust (the “Board of Trustees,” “Board,” or the “Trustees”) approved the Plan which authorizes the Merger of World Allocation Fund with and into Moderate Allocation Fund, with Moderate Allocation Fund being the surviving entity. World Allocation Fund and Moderate Allocation Fund are each a series of the Trust and managed by Janus Capital. The Board of Trustees concluded that the Merger is in the best interest of the shareholders of both Funds, and that the interests of shareholders of the Funds will not be diluted as a result of the Merger. You are receiving this Prospectus/Information Statement because you are a shareholder of World Allocation Fund and will be impacted by the Merger. This Prospectus/Information Statement is being provided to you for informational purposes only, and you need not take any action with regard to the Merger.

Q.	What is happening in the Merger?

A.	All or substantially all of the assets of World Allocation Fund will be transferred to Moderate Allocation Fund solely in exchange for shares of Moderate Allocation Fund with a value approximately equal to the value of World Allocation Fund’s assets net of liabilities, and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund. Immediately following the transfer, the shares of Moderate Allocation Fund received by World Allocation Fund will be distributed pro rata to World Allocation Fund shareholders of record as of the Closing Date (on or about April 5, 2013). After the Merger is completed, World Allocation Fund will be liquidated. The Merger is conditioned upon receipt of an opinion of counsel that the Merger qualifies as a tax-free Merger, and any other conditions as outlined in the Plan.

Q.	Will I own the same number of shares of Moderate Allocation Fund as I currently own of World Allocation Fund?

A.	Immediately after the Closing Date, World Allocation Fund investors will own a number of full and fractional shares of Moderate Allocation Fund approximately equivalent in dollar value to their shares held in World Allocation Fund as of the close of business on the Closing Date. You will receive the same class of shares of Moderate Allocation Fund as the class of shares of World Allocation Fund you own as of the Merger. However, the number of shares you receive will depend on the relative net asset values of the shares of World Allocation Fund and Moderate Allocation Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the closing of the Merger. Therefore, although the dollar value of your shares will be approximately the same, the number of shares you own may change.

Q.	What did the Board of Trustees consider in determining that the Merger is in the best interests of World Allocation Fund?

A.	The Board of Trustees of the Trust concluded that the Merger is in the best interests of World Allocation Fund after consideration of the following factors, among others:

•	The compatibility of the Funds’ investment objectives, strategies, and risks and the extent of the overlap of portfolio holdings between the Funds.
•	The portfolio manager that currently manages World Allocation Fund and Moderate Allocation Fund will continue to manage Moderate Allocation Fund after the Merger.
•	Shareholders of World Allocation Fund will have the opportunity to invest in a larger Fund with potentially better economies of scale.
•	The impact of the Merger on the fees paid by shareholders in each share class of each Fund, including the fact that Fund expenses are expected to be lower for shareholders of World Allocation Fund and the same for shareholders of Moderate Allocation Fund after the Merger.
•	The Merger, for each Fund and its shareholders, is expected to be tax-free in nature.
•	Janus Capital is paying all costs associated with the Merger.

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•	The comparative performance of the Funds over various time periods.
•	The benefits of the Merger to Janus and its affiliates, including, among other things, that Janus may derive greater operational efficiencies by managing a single fund rather than two separate funds with substantially similar investment objectives, strategies, policies, and risks.

Q.	How do the Funds’ investment objectives, strategies, and risks compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objectives, principal investment strategies, and risks.

Similarities:

Investment Objectives: Both Funds seek a combination of growth and income. World Allocation Fund seeks long-term growth of capital with a secondary emphasis on income. Moderate Allocation Fund seeks total return through growth of capital and income.

Principal Investment Strategies: Each Fund invests in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles. Both World Allocation Fund and Moderate Allocation Fund invest in a diversified portfolio of underlying funds that provide exposure to various asset classes, as described below, and to issuers located throughout the world.

Allocation Process: The portfolio manager of each Fund determines the overall composition of each Fund, oversees the investment process, and is responsible for the day-to-day management of each Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances each Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

Additionally, the portfolio manager consults with a committee (“Asset Allocation Committee”), to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact each Fund’s allocation of assets among underlying funds and asset classes. The Asset Allocation Committee is comprised of investment professionals of Janus Capital and may also include investment professionals of Janus Capital’s affiliated investment advisers. The portfolio manager and Asset Allocation Committee normally meet on a quarterly basis. The portfolio manager may change each Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

Asset Class Allocations: Each Fund allocates its investments among underlying funds in the same asset classes, as shown below:

Asset Class	Target Allocation Range World Allocation Fund	Target Allocation Range Moderate Allocation Fund

Equity	30%-80%	45%-60%

Fixed Income	20%-60%	30%-45%

Alternatives	0%-20%	5%-20%

Overlap of Underlying Funds: As of December 31, 2012, World Allocation Fund (14 out of 25) and Moderate Allocation Fund (14 out of 18) invest in 14 of the same underlying funds.

Primary Benchmark Index: Each Fund’s primary benchmark index is the MSCI All Country World Indexsm.

Portfolio Manager: Dan Scherman is the portfolio manager for both World Allocation Fund and Moderate Allocation Fund. Mr. Scherman will continue as portfolio manager of Moderate Allocation Fund after the Merger.

Diversification: Each Fund is classified as “diversified,” meaning that neither Fund may, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer or own more than 10% of the outstanding voting securities of an issuer.

Risks: Each Fund’s returns will vary, and you could lose money. Each Fund is subject to allocation risk, affiliated fund risk, and risks related to investments of the underlying funds, such as market risk, fixed-income securities risk, foreign exposure

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risk, emerging markets risk, mortgage-backed securities risk, exchange-traded funds risk, exchange-traded notes risk, sovereign debt risk, and derivatives risk.

Differences:
Principal Investment Strategies: Moderate Allocation Fund invests solely in underlying funds. In addition to underlying funds, World Allocation Fund may invest directly up to 10% of its net assets in unaffiliated pooled investment vehicles and derivatives. Within the limits of the Investment Company Act of 1940, as amended, Moderate Allocation Fund may invest in such instruments through underlying funds.

Risks: In connection with Moderate Allocation Fund’s strategy changes described in the “Introduction,” the Fund intends to invest in an underlying Janus fund, Janus Diversified Alternatives Fund, which seeks to provide returns uncorrelated with the returns generated by investments in stocks and bonds. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio managers’ beliefs about the risk, expected returns and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results.

Q.	How do the Funds compare in size?

A.	As of December 31, 2012, World Allocation Fund’s net assets were approximately $5.3 million, and Moderate Allocation Fund’s net assets were approximately $274.6 million. The asset size of each Fund fluctuates on a daily basis, and the asset size of Moderate Allocation Fund after the Merger may be larger or smaller than the combined assets of the Funds as of December 31, 2012. More current total net asset information is available at janus.com/advisor/mutual-funds.

Q.	Will the Merger result in a higher management fee for current World Allocation Fund shareholders?

A.	No. Rather, your Fund’s management fee rate will decrease. World Allocation Fund’s annual management fee rate is 0.07%, and Moderate Allocation Fund’s annual management fee rate is 0.05%. After the Merger, Moderate Allocation Fund’s annual management fee rate will remain at 0.05%.

Pro forma fee, expense, and other financial information is included in this Prospectus/Information Statement.

Q.	Will the Merger result in higher Fund expenses?

A.	Fund expenses are expected to be lower for shareholders of World Allocation Fund after the Merger. However, as a result of Moderate Allocation Fund’s increased investment in underlying funds that pursue global and alternative investments strategies, Moderate Allocation Fund’s “Acquired Fund Fees and Expenses” are expected to increase. This estimated increase in cost is shown in the pro forma fee, expense, and financial information included later in this Prospectus/Information Statement.

Q.	What are the federal income tax consequences of the Merger?

A.	The Merger is expected to qualify as a tax-free transaction for federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Merger. If you choose to redeem or exchange your shares before or after the Merger, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains for World Allocation Fund.

Q.	Will the shareholder services provided by Janus change?

A.	No. Janus currently manages both World Allocation Fund and Moderate Allocation Fund and will continue as the investment adviser and administrator of Moderate Allocation Fund following the Merger. The custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Merger. Shareholders of World Allocation Fund will also have the same purchase and redemption privileges from Moderate Allocation Fund as they currently enjoy. Please consult your financial intermediary for information on any services provided by them to the Funds.

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Q.	Will there be any sales load, commission or other transactional fee in connection with the Merger?

A.	No. There will be no sales load, commission or other transactional fee in connection with the Merger. The full and fractional value of shares of World Allocation Fund will be exchanged for full and fractional corresponding shares of Moderate Allocation Fund having approximately equal value, without any sales load, commission or other transactional fee being imposed.

Q.	Can I still add to my existing World Allocation Fund account until the Merger?

A.	Yes. World Allocation Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about April 5, 2013) unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Effective at the close of trading on February 15, 2013, World Allocation Fund will be closed to new investors.

Q.	Will I need to open an account in Moderate Allocation Fund prior to the Merger?

A.	No. An account will be set up in your name, and your shares of World Allocation Fund will automatically be converted to corresponding shares of Moderate Allocation Fund. You will receive confirmation of this transaction following the Merger.

Q.	Will my cost basis change as a result of the Merger?

A.	Your total cost basis is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger may be different than the number of shares you held prior to the Merger, your cost basis per share may change. Since the Merger will be treated as a tax-free transaction for World Allocation Fund, you should not recognize any capital gain or loss as a direct result of the Merger.

Q.	Will either Fund pay fees associated with the Merger?

A.	The Funds will not pay any fees of the Merger. Janus Capital will bear those fees.

Q.	When will the Merger take place?

A.	The Merger will occur on or about April 5, 2013. After completion of the Merger, your financial intermediary, plan sponsor, or Janus (if you hold Class I Shares directly with the Fund) is responsible for sending you a confirmation statement reflecting your new Fund account number and number of shares owned.

Q.	What if I want to exchange my shares into another Janus fund prior to the Merger?

A.	You may exchange your shares into another Janus fund before the Closing Date (on or about April 5, 2013) in accordance with your pre-existing exchange privileges by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-800-525-0020. If you choose to exchange your shares of World Allocation Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements.

Q.	Why are shareholders not being asked to vote on the Merger?

A.	The Investment Company Act of 1940, as amended (the “1940 Act”), the law that governs mutual funds, and the Funds’ Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time (“Trust Instrument”) each permit mergers of series of the Trust to occur without seeking a shareholder vote provided that certain conditions are met, including that the investment policies of the acquiring fund and acquired fund are not materially different. The Funds’ Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any changes it considers material. The conditions permitting the Merger to occur without seeking a shareholder vote have been met.

SUMMARY OF THE FUNDS

This section provides a summary of each Fund, including but not limited to, each Fund’s investment objective, primary investment strategies, restrictions, fees, and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein. There is no assurance that a Fund will achieve its stated objective.

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Investment Objectives
World Allocation Fund seeks long-term growth of capital with a secondary emphasis on income. Moderate Allocation Fund seeks total return through growth of capital and income.

Comparison of Fees and Expenses
The types of expenses currently paid by each class of shares of World Allocation Fund are the same types of expenses to be paid by the corresponding share classes of Moderate Allocation Fund. Currently, the Funds have substantially similar investment advisory agreements but each pays a different investment advisory fee rate. The annual investment advisory fee rate payable under the advisory agreements for World Allocation Fund and Moderate Allocation Fund are currently 0.07% and 0.05%, respectively, of each Fund’s average daily net assets. After the Merger, Moderate Allocation Fund will continue to pay the annual investment advisory fee rate of 0.05%.

Current and Pro Forma Fees and Expenses
The following tables compare the fees and expenses you may bear directly or indirectly as an investor in World Allocation Fund versus Moderate Allocation Fund, and show the projected (“pro forma”) estimated fees and expenses of Moderate Allocation Fund, calculated assuming the Merger had occurred on June 30, 2012. Fees and expenses shown for World Allocation Fund and Moderate Allocation Fund were determined based on each Fund’s average net assets as of the fiscal year ended June 30, 2012. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since June 30, 2012 for either Fund. More current total net asset information is available at janus.com/advisor/mutual-funds. It is important for you to know that a decline in a Fund’s average net assets during the current fiscal year and after the Merger, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. Changes in the allocations to the underlying Janus funds can also result in changes to total expenses. The Funds will not pay any fees of the Merger.

Annual Fund Operating Expenses
Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting or subaccounting, and other shareholder services. You do not pay these fees directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for World Allocation Fund and for Moderate Allocation Fund, as well as those estimated for Moderate Allocation Fund on a pro forma basis, assuming consummation of the Merger, for the fiscal year ended June 30, 2012. The pro forma expense information in the “Annual Fund Operating Expenses” table reflects Moderate Allocation Fund’s annual fixed investment advisory fee rate of 0.05% post-Merger. In addition, the pro forma information below reflects an estimated increase to “Acquired Fund Fees and Expenses” for Moderate Allocation Fund post-Merger that is expected to occur in connection with certain changes to Moderate Allocation Fund’s principal investment strategies and resulting allocations to underlying funds that pursue global and alternative investments strategies. Information is not presented for Class D Shares because World Allocation Fund does not offer Class D Shares. Acquired Fund Fees and Expenses for Class D Shares of Moderate Allocation Fund before and after the Merger are expected to be 0.84%.

Expense Limitations
“Total Annual Fund Operating Expenses After Fee Waiver” shown in the table below include any expense limitations agreed to by Janus Capital. Currently, through November 1, 2013, pursuant to a contract between Janus Capital and World Allocation Fund, Janus Capital reduces its annual investment advisory fee rate paid by World Allocation Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.45% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses). For purposes of this waiver, operating expenses do not include any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, and any indemnification related thereto). Janus Capital has a similar expense limitation agreement for Moderate Allocation Fund whereby Janus Capital reduces its annual investment advisory fee rate paid by Moderate Allocation Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.39% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses and excluding the same expenses noted above). During the period shown in the table below, Moderate

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Allocation Fund’s total annual fund operating expenses, after reduction of any applicable share class level expenses, did not exceed 0.39% of average daily net assets. Therefore, the Fee Waiver amounts shown for Moderate Allocation Fund pre- and post-Merger are 0.00%.

Changes to expenses and asset levels of both World Allocation Fund and Moderate Allocation Fund at the time of the Merger could trigger application of Moderate Allocation Fund’s 0.39% expense limit, resulting in a possible reduction of other expenses for certain classes and the investment advisory fee rate payable to Janus Capital by Moderate Allocation Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Class A Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%

Other Expenses(4)	1.73%	0.15%	0.15%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	2.78%	1.29%	1.29%

Fee Waiver(6)	1.33%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.45%	1.29%	1.29%

Class C Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	1.00%	1.00%	1.00%

Other Expenses(4)	1.84%	0.24%	0.24%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	3.64%	2.13%	2.13%

Fee Waiver(6)	1.44%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	2.20%	2.13%	2.13%

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Class S Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%

Other Expenses(4)	1.96%	0.33%	0.33%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	3.01%	1.47%	1.47%

Fee Waiver(6)	1.31%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.70%	1.47%	1.47%

Class I Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	None	None	None

Other Expenses(4)	1.76%	0.16%	0.16%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	2.56%	1.05%	1.05%

Fee Waiver(6)	1.36%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.20%	1.05%	1.05%

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Class T Shares	World Allocation Fund	Moderate Allocation Fund	Moderate Allocation Fund Pro Forma

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees(2)	0.07%	0.05%	0.05%

Distribution/Service (12b-1) Fees(3)	None	None	None

Other Expenses(4)	1.89%	0.34%	0.34%

Acquired Fund Fees and Expenses(5)	0.73%	0.84%	0.84%

Total Annual Fund Operating Expenses(6)	2.69%	1.23%	1.23%

Fee Waiver(6)	1.24%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver(6)	1.45%	1.23%	1.23%

EXAMPLES:
The following Examples are based on expenses without waivers. These Examples are intended to help you compare the cost of investing in World Allocation Fund, Moderate Allocation Fund before the Merger, and Moderate Allocation Fund after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in World Allocation Fund, Moderate Allocation Fund, and the combined Fund after the Merger for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year(7)(8)(9)	3 Years(7)(10)	5 Years(7)(10)	10 Years(7)(10)

Class A Shares
World Allocation Fund	$840	$1,388	$1,960	$3,505
Moderate Allocation Fund	$699	$960	$1,242	$2,042
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$699	$960	$1,242	$2,042
Class C Shares
World Allocation Fund	$466	$1,114	$1,883	$3,897
Moderate Allocation Fund	$316	$667	$1,144	$2,462
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$316	$667	$1,144	$2,462
Class S Shares
World Allocation Fund	$304	$930	$1,582	$3,327
Moderate Allocation Fund	$150	$465	$803	$1,757
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$150	$465	$803	$1,757
Class I Shares
World Allocation Fund	$259	$796	$1,360	$2,895
Moderate Allocation Fund	$107	$334	$579	$1,283
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283

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If Shares are redeemed:	1 Year(7)(8)(9)	3 Years(7)(10)	5 Years(7)(10)	10 Years(7)(10)

Class T Shares
World Allocation Fund	$272	$835	$1,425	$3,022
Moderate Allocation Fund	$125	$390	$676	$1,489
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$125	$390	$676	$1,489

If Shares are not redeemed:	1 Year(7)(8)(10)	3 Years(7)(10)	5 Years(7)(10)	10 Years(7)(10)

Class A Shares
World Allocation Fund	$840	$1,388	$1,960	$3,505
Moderate Allocation Fund	$699	$960	$1,242	$2,042
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$699	$960	$1,242	$2,042
Class C Shares
World Allocation Fund	$366	$1,114	$1,883	$3,897
Moderate Allocation Fund	$216	$667	$1,144	$2,462
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$216	$667	$1,144	$2,462
Class S Shares
World Allocation Fund	$304	$930	$1,582	$3,327
Moderate Allocation Fund	$150	$465	$803	$1,757
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$150	$465	$803	$1,757
Class I Shares
World Allocation Fund	$259	$796	$1,360	$2,895
Moderate Allocation Fund	$107	$334	$579	$1,283
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283
Class T Shares
World Allocation Fund	$272	$835	$1,425	$3,022
Moderate Allocation Fund	$125	$390	$676	$1,489
Moderate Allocation Fund (pro forma assuming consummation of the Merger)	$125	$390	$676	$1,489

(1)	All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. The expense information shown for Moderate Allocation Fund has been restated to reflect estimated fees currently in effect following implementation of the investment strategy changes described in the “Introduction” section of this Prospectus/Information Statement.
(2)	The “Management Fee” is the management fee rate paid by each Fund to Janus under each Investment Advisory Agreement. Refer to the “Management Expenses” section in this Prospectus/Information Statement for additional information, with further description in the Funds’ Statements of Additional Information, which are incorporated by reference herein.
(3)	If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

(4)	“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for Class S Shares and Class T Shares include an administrative services fee of up to 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. “Other Expenses” for all classes may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

(5)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a Fund incurs as a result of investing in shares of an underlying fund. A Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Acquired Fund Fees and Expenses are based on the estimated expenses each Fund expects to incur.

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(6)	Currently, through at least November 1, 2013, Janus Capital has contractually agreed to waive each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to 0.45% for World Allocation Fund and 0.39% for Moderate Allocation Fund. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.
(7)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
(8)	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Examples.
(9)	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in Appendix C.
(10)	Contingent deferred sales charge is not applicable.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the fiscal year ended June 30, 2012, World Allocation Fund’s portfolio turnover rate was 36% of the average value of its portfolio and Moderate Allocation Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
Each Fund pursues its investment objective by allocating its investments among various underlying funds. The following chart compares the Funds’ overall investment strategies, highlighting the slight differences in strategies between the Funds.

World Allocation Fund	Moderate Allocation Fund

•   The Fund pursues its investment objective by investing in a diversified portfolio of other Janus mutual funds (“underlying funds”) and securities that provide exposure to issuers located throughout the world. Through its investment in the underlying funds, the Fund invests in issuers from several different countries, including the United States, and may, under unusual circumstances, be invested in a single country. The Fund may also have significant exposure to emerging markets. Because it invests in other funds, the Fund is considered a “fund of funds.” The Fund utilizes Janus Capital’s proprietary process to allocate assets across the following three asset categories (as defined by Janus Capital):

 • Core – The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the underlying funds in the Core category is to provide shareholders with access to a broad range of investable assets in proportion to each asset class’ representation in today’s global, integrated market as determined by Janus Capital.

  • Alpha – The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield
• The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers located throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries and may, under unusual circumstances, be invested in a single country. The Fund normally will have approximately 40% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.

• The Fund pursues this objective by investing in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 48.5% to equity investments, 33.5% to fixed-income securities and money market securities, and 18% to alternative investments. The Fund’s target allocations are 45-60% in equity investments, 30-45% in fixed- income securities and money market instruments, and 5-20% in alternative investments.

• The Fund achieves it investment allocations through investment in underlying Janus funds. Initially, the Fund intends to obtain alternatives exposure through investment in an underlying Janus fund, Janus Diversified Alternatives Fund, which pursues its investment objective by investing in a diverse group of return drivers (“risk premia”) across equity, fixed income, commodity, and currency asset classes. Janus Diversified Alternatives Fund seeks returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. The alternative investments asset category also includes Janus Global Real Estate Fund.

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World Allocation Fund	Moderate Allocation Fund

bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.

   •   Alternative – The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), investments with hedge fund strategy exposure, commodities-related securities, real estate-related securities, and structured products.
• The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

•   The Fund attempts to maximize returns by investing the Fund’s assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate-related securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund’s assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager’s judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.
• The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio manager, in collaboration with an independent asset allocation service, regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.

•   The Fund’s portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals (“Asset Allocation Committee”) to regularly review the process and the allocation of the Fund’s assets among the underlying funds to determine modifications to the underlying funds’ asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.
• The portfolio manager of the Fund determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

•   The Fund’s investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund’s asset class or category, category allocations, underlying funds, or underlying fund weightings may change without prior shareholder notice.
• Additionally, the portfolio manager consults with a committee (the “Asset Allocation Committee”) to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact the Fund’s allocation of assets among underlying funds and asset classes. The Asset Allocation Committee is comprised of investment professionals of Janus Capital and may also include investment professionals of Janus Capital’s affiliated investment advisers. The

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World Allocation Fund	Moderate Allocation Fund

portfolio manager and Asset Allocation Committee normally meet on a quarterly basis. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

•   The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix D.
• The Fund will normally allocate approximately 48.5% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid- capitalization companies, and international companies (including those with exposure to emerging markets), approximately 33.5% of its investments to underlying bond funds and money market instruments, and approximately 18% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix D in this Prospectus/Information Statement for a brief description of the investment strategies of each of the currently available underlying funds.

• The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.	• Through its investments in underlying funds, the Fund may indirectly invest in ETFs and ETNs.

•   The Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) including, but not limited to, swap agreements to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.
• Through its investments in underlying funds, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund’s may invest through underlying funds in derivative instruments (by taking long and/or short positions) including, but not limited to, swap agreements to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

Principal Investment Risks
The following is a summary of the principal risks associated with investing in each Fund. Both Funds invest in underlying funds. The risks of investing in the Funds are tied to the securities in which the underlying funds invest. In addition, World Allocation Fund may invest directly up to 10% of its net assets in unaffiliated pooled investment vehicles, such as exchange-traded funds, and derivatives; Moderate Allocation Fund will have indirect exposure to such instruments as part of its alternatives investment allocation or otherwise through investment in other Janus funds. The biggest risk of investing in the Funds is that the Funds’ and the underlying funds’ returns will vary, and you could lose money. The additional risks discussed below are described in greater detail later in this Prospectus/Information Statement under “Additional Information about the Funds – Risks of the Funds.” The fact that a particular risk is not identified does not mean that a Fund as part of its overall investment strategy does not invest in, or is precluded from investing in, securities that give rise to that risk.

Affiliated Fund Risk.  Janus has the authority to select and substitute the underlying affiliated mutual funds in which the Funds may invest. The fees paid to Janus Capital by other Janus mutual funds are higher than the fees paid to Janus Capital by the Funds or by other funds and share classes available for investment by the Funds. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. However, Janus Capital is a fiduciary to each

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Fund and its shareholders and is legally obligated to act in each Fund’s shareholders’ best interest when selecting underlying affiliated mutual funds.

Allocation Risk.  A Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and/or unaffiliated pooled investment vehicles and derivatives. You could lose money on your investment in the Fund as a result of these allocations. A Fund will typically invest in a number of different underlying funds; however, to the extent that a Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

Alternative Investments Allocation Risk.  In connection with the Moderate Allocation Fund’s allocation to alternative investments, the Fund will invest in an underlying Janus fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. In addition, as part of its alternative investments allocation, the Fund may invest in Janus Global Real Estate Fund. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio managers’ beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in this underlying fund also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks as described above and in the “Additional Information About the Funds – Risks of the Funds” section.

Commodity-Linked Investments Risk.  World Allocation Fund and certain of the underlying funds in which each Fund invests may include derivative investments that have exposure to the commodities markets. Such exposure may subject a Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Derivatives Risk.  World Allocation Fund and certain underlying funds in which each Fund invests may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Funds to be more volatile than if they had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, each Fund’s or an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s or an underlying fund’s investments. To the extent that a Fund or an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when a Fund or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which involve other risks.

Exchange-Traded Funds Risk.  World Allocation Fund and the underlying funds in which each Fund invests may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed

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or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks. However, returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced incorrectly due to factors including, but not limited to, incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price that the portfolio manager believes the security is currently worth. The Funds may have exposure to high-yield/high-risk securities through the underlying funds’ investments in such securities. High-yield/high-risk securities may be more sensitive to economic changes, political changes, or adverse developments specific to the issuer, which may adversely affect the value of the underlying funds’ investments in such securities.

Foreign Exposure Risk.  Each Fund and certain underlying funds in which either Fund may invest will have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, each Fund’s and the underlying funds’ returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where a Fund or an underlying fund has invested a significant amount of its assets may have a greater effect on the Fund’s or an underlying fund’s performance than it would in a more geographically diversified portfolio. Each Fund’s or an underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Leverage Risk.  Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. In particular, certain commodity-linked investments may subject an underlying fund to leveraged market exposure to commodities. Leverage also occurs when an underlying fund increases its assets available for investment through borrowings, short sales, reverse repurchase agreements, or similar transactions. An underlying fund’s use of leverage can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy will be successful.

Market Risk.  The Funds, through the underlying funds’ investments in equity securities, are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Mortgage-Backed Securities Risk.  Some of the underlying funds in which the Funds can invest may invest in mortgage-backed securities. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce a Fund’s returns. In addition, investments in mortgage-backed

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securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Sovereign Debt Risk.  An underlying fund in which the Funds invest may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Fund Performance

     World Allocation Fund
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser Modular Portfolio Construction® Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

World Allocation Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

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Annual Total Returns for Class I Shares (calendar year-end)

2009	2010	2011	2012
28.87%	11.54%	−8.00%	10.94%

Best Quarter: Second Quarter 2009 14.90% Worst Quarter: Third Quarter 2011 −13.38%

Average Annual Total Returns (periods ended 12/31/12)
	1 Year	Since Inception of Predecessor Fund (9/3/08)
Class I Shares

Return Before Taxes	10.94%	2.48%

Return After Taxes on Distributions	10.46%	1.76%

Return After Taxes on Distributions and Sale of Fund Shares(1)	7.86%	1.93%

Morgan Stanley Capital International All Country World Indexsm	16.13%	2.95%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	12.04%	4.43%
(reflects no deduction for expenses, fees, or taxes)

Class A Shares

Return Before Taxes(2)	4.13%	0.91%

Morgan Stanley Capital International All Country World Indexsm	16.13%	2.95%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	12.04%	4.43%
(reflects no deduction for expenses, fees, or taxes)

Class C Shares

Return Before Taxes(3)	8.43%	1.63%

Morgan Stanley Capital International All Country World Indexsm	16.13%	2.95%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	12.04%	4.43%
(reflects no deduction for expenses, fees, or taxes)

Class S Shares

Return Before Taxes	10.13%	2.10%

Morgan Stanley Capital International All Country World Indexsm	16.13%	2.95%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	12.04%	4.43%
(reflects no deduction for expenses, fees, or taxes)

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Average Annual Total Returns (periods ended 12/31/12)
	1 Year	Since Inception of Predecessor Fund (9/3/08)

Class T Shares

Return Before Taxes	10.46%	2.35%

Morgan Stanley Capital International All Country World Indexsm	16.13%	2.95%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	12.04%	4.43%
(reflects no deduction for expenses, fees, or taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The World Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (65%) and the Barclays Global Aggregate Bond Index (35%).

     Moderate Allocation Fund
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

Moderate Allocation Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

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Annual Total Returns for Class T Shares (calendar year-end)

2006	2007	2008	2009	2010	2011	2012
14.28%	12.71%	−25.28%	30.34%	12.19%	−2.61%	12.59%

Best Quarter: Second Quarter 2009 14.27% Worst Quarter: Fourth Quarter 2008 −11.62%

Average Annual Total Returns (periods ended 12/31/12)
	1 Year	5 Years	Since Inception (12/30/05)
Class T Shares

Return Before Taxes	12.59%	3.68%	6.39%

Return After Taxes on Distributions	11.88%	2.90%	5.57%

Return After Taxes on Distributions and Sale of Fund Shares	8.40%	2.72%	5.11%

MSCI All Country World Indexsm	16.13%	−1.16%	3.52%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	11.45%	1.89%	4.95%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Class A Shares

Return Before Taxes(1)	6.06%	2.35%	5.35%

MSCI All Country World Indexsm	16.13%	−1.16%	3.52%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	11.45%	1.89%	4.95%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Class C Shares

Return Before Taxes(2)	10.47%	2.79%	5.45%

MSCI All Country World Indexsm	16.13%	−1.16%	3.52%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	11.45%	1.89%	4.95%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Class S Shares

Return Before Taxes	12.38%	3.33%	5.99%

MSCI All Country World Indexsm	16.13%	−1.16%	3.52%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	11.45%	1.89%	4.95%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

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Average Annual Total Returns (periods ended 12/31/12)
	1 Year	5 Years	Since Inception (12/30/05)

Class I Shares

Return Before Taxes	12.74%	3.68%	6.39%

MSCI All Country World Indexsm	16.13%	−1.16%	3.52%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	11.45%	1.89%	4.95%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

(1)	Calculated assuming maximum permitted sales loads.

(2)	The one year return is calculated to include the contingent deferred sales charge.

The Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (60%) and the Barclays Global Aggregate Bond Index (40%).

For World Allocation Fund, after-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. For Moderate Allocation Fund, after-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of World Allocation Fund and Class T Shares of Moderate Allocation Fund. After-tax returns for the other classes of shares will vary from those shown due to varying sales charges (as applicable), fees, and expenses among the classes.

Management of the Funds
Investment Adviser:  Janus Capital is the investment adviser for each Fund and will remain the investment adviser of Moderate Allocation Fund after the Merger.

Portfolio Manager:  Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of each Fund and will continue as portfolio manager of Moderate Allocation Fund after the Merger.

Purchase and Sale of Fund Shares

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares

Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

With the exception of certain Class I Shares shareholders, purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as outlined in Appendix C. You should contact your financial intermediary or refer to your plan documents for information on how to invest in a Fund. Requests must be received in good order by a Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock

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Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in Appendix C.

Tax Information
Each Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.

THE MERGER

The Plan
The Plan sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

The Plan contemplates: (i) Moderate Allocation Fund’s acquisition of all or substantially all of the assets of World Allocation Fund in exchange solely for shares of Moderate Allocation Fund and the assumption by Moderate Allocation Fund of all of World Allocation Fund’s liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of World Allocation Fund; and (iii) the complete liquidation of World Allocation Fund.

The value of World Allocation Fund’s assets to be acquired and the amount of its liabilities to be assumed by Moderate Allocation Fund and the net asset value (“NAV”) of a share of World Allocation Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration by World Allocation Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in World Allocation Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”). The Plan provides that Janus Capital will pay all of the fees of the Merger, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about April 5, 2013.

As soon as practicable after the Closing Date, World Allocation Fund will distribute pro rata to its shareholders of record the shares of Moderate Allocation Fund it receives in the Merger, so that each shareholder of World Allocation Fund will receive a number of full and fractional shares of Moderate Allocation Fund approximately equal in value to his or her holdings in World Allocation Fund, and World Allocation Fund will be liquidated.

Such distribution will be accomplished by opening accounts on the books of Moderate Allocation Fund in the names of World Allocation Fund shareholders and by transferring to those accounts the shares of Moderate Allocation Fund previously credited to the account of World Allocation Fund on those books. Each shareholder account will be credited with the pro rata number of Moderate Allocation Fund’s shares due to that shareholder. All issued and outstanding shares of World Allocation Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Merger, each former shareholder of World Allocation Fund will own shares of Moderate Allocation Fund that will be approximately equal to the value of that shareholder’s shares of World Allocation Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.

The implementation of the Merger is subject to a number of conditions set forth in the Plan. The Plan requires receipt of a tax opinion indicating that, for federal income tax purposes, the Merger qualifies as a tax-free Merger. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees if the Trustees determine that the Merger is not in the best interests of the Funds’ shareholders. Please review the Plan carefully.

Reasons for the Merger
As discussed in the “Introduction,” after the repositioning of Moderate Allocation Fund to include increased allocations to non-U.S. investments and a new specific allocation to alternative investments, World Allocation Fund and Moderate Allocation Fund will have substantially similar investment strategies. Therefore, the Merger allows Janus to reorganize its mutual fund

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platform by consolidating similar Funds. Janus believes that these efforts will provide the potential for both meaningful short-and long-term benefits to Fund shareholders, including clearer product differentiation, a reduction in overlapping offerings, and a resulting larger, more stable asset base. The Funds have similar investment objectives, principal investment strategies, policies and risks. There is potential to increase operational efficiencies, including the potential to eliminate duplicative costs and other inefficiencies that can arise from having comparable mutual funds in the same family of funds. Janus and its affiliates that provide services to the Funds expect to provide the same level of services to shareholders after the Merger.

Janus met with the Trustees, none of whom are considered “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), on October 4, 2012 and November 8, 2012 to discuss Janus’ proposal to merge the Funds. The Independent Trustees also discussed this proposal and the Plan separately with their independent counsel. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

At the meeting of the Board of Trustees of the Trust held on November 8, 2012, the Trustees approved the Plan after determining that (1) the Merger is in the best interests of World Allocation Fund and Moderate Allocation Fund; and (2) the Merger will not dilute the interests of existing shareholders of either Fund. In making these determinations, the Trustees considered the following factors, among others:

•	The compatibility of the Funds’ investment objectives, strategies, and risks and the extent of the overlap of portfolio holdings between the Funds.
•	The portfolio manager that currently manages World Allocation Fund and Moderate Allocation Fund will continue to manage Moderate Allocation Fund after the Merger.
•	Shareholders of World Allocation Fund will have the opportunity to invest in a larger Fund with potentially better economies of scale.

•	The impact of the Merger on the fees paid by shareholders in each share class of each Fund, including the fact that Fund expenses are expected to be lower for shareholders of World Allocation Fund and the same for shareholders of Moderate Allocation Fund after the Merger.

•	The Merger, for each Fund and its shareholders, is expected to be tax-free in nature.

•	Janus Capital is paying all costs associated with the Merger.

•	The comparative performance of the Funds over various time periods.

•	The benefits of the Merger to Janus and its affiliates, including, among other things, that Janus may derive greater operational efficiencies by managing a single fund rather than two separate funds with substantially similar investment objectives, strategies, policies, and risks.

Federal Income Tax Consequences
As a condition to the Merger, the Trust will receive a legal opinion from Dechert LLP, special counsel to Janus, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes substantially to the effect that:

•	the transfer of all or substantially all of the assets of World Allocation Fund solely in exchange for shares of Moderate Allocation Fund and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund, and the distribution of such shares to the shareholders of World Allocation Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;
•	no gain or loss will be recognized by World Allocation Fund on the transfer of the assets of World Allocation Fund to Moderate Allocation Fund in exchange for Moderate Allocation Fund shares or the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund or upon the distribution of Moderate Allocation Fund shares to World Allocation Fund shareholders in exchange for their shares of World Allocation Fund, except that World Allocation Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
•	the tax basis of World Allocation Fund’s assets acquired by Moderate Allocation Fund will be the same to Moderate Allocation Fund as the tax basis of such assets to World Allocation Fund immediately prior to the Merger, and the holding period of the assets of World Allocation Fund in the hands of Moderate Allocation Fund will include the period during which those assets were held by World Allocation Fund;
•	no gain or loss will be recognized by Moderate Allocation Fund upon the receipt of the assets of World Allocation Fund solely in exchange for Moderate Allocation Fund shares and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund;

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•	no gain or loss will be recognized by shareholders of World Allocation Fund upon the receipt of Moderate Allocation Fund shares by such shareholders, provided such shareholders receive solely Moderate Allocation Fund shares (including fractional shares) in exchange for their World Allocation Fund shares; and
•	the aggregate tax basis of Moderate Allocation Fund shares, including any fractional shares, received by each shareholder of World Allocation Fund pursuant to the Merger will be the same as the aggregate tax basis of World Allocation Fund shares held by such shareholder immediately prior to the Merger, and the holding period of Moderate Allocation Fund shares, including fractional shares, to be received by each shareholder of World Allocation Fund will include the period during which World Allocation Fund shares exchanged were held by such shareholder (provided that World Allocation Fund shares were held as a capital asset on the Closing Date).

The receipt of such an opinion is a condition to the consummation of the Merger. The Trust has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Merger, and the IRS is not bound by advice of counsel. If the transfer of the assets of World Allocation Fund in exchange for Moderate Allocation Fund shares and the assumption by Moderate Allocation Fund of all liabilities of World Allocation Fund does not constitute a tax-free Merger, each World Allocation Fund shareholder generally will recognize a gain or loss approximately equal to the difference between the value of Moderate Allocation Fund shares such shareholder acquires and the tax basis of such shareholder’s World Allocation Fund shares.

Prior to the Closing Date, World Allocation Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax. World Allocation Fund invests in Janus mutual funds (“underlying funds”) and other securities. Moderate Allocation Fund invests only in underlying funds. Therefore, it is anticipated that World Allocation Fund will dispose of approximately ten percent of its portfolio securities prior to the Merger to align its portfolio with that of Moderate Allocation Fund. This disposition may cause World Allocation Fund to deviate from its stated investment objective and strategies. Any brokerage charges associated with the disposition of portfolio securities by World Allocation Fund, prior to the Merger, will be borne by Janus Capital. As of the Closing Date, if any such dispositions of portfolio securities from World Allocation Fund result in World Allocation Fund having a distributable capital gain, such capital gain will be distributed to shareholders prior to the reorganization being consummated.

Shareholders of World Allocation Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of World Allocation Fund should also consult tax advisers as to state and local tax consequences, if any, of the Merger.

Securities to Be Issued, Key Differences in Shareholder Rights
World Allocation Fund and Moderate Allocation Fund are each organized as separate series of the Trust, a Massachusetts business trust, and are governed by the same Trust Instrument and Bylaws. As such, there are no key differences in the rights of shareholders of the Funds.

All shares of a fund within the Trust participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of all funds in the Trust have noncumulative voting rights, which means the holders of more than 50% of the value of shares of all funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shares of a fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in Appendix C.

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Capitalization
The following table shows the capitalization as of December 31, 2012 (unaudited) for World Allocation Fund and Moderate Allocation Fund, as well as pro forma capitalization giving effect to the Merger:

				Moderate
		Moderate		Allocation Fund
	World Allocation	Allocation Fund		(pro forma after
	Fund	(Pre-Merger)	Adjustments(1)	Merger)
Class A

Net Assets	$1,979,414	$6,319,417	$—	$8,298,831

Net Asset Value Per Share	$9.40	$12.72		$12.72

Shares Outstanding	210,686	496,826	(55,072)	652,440

Class C

Net Assets	$1,886,731	$7,831,332	$—	$9,718,063

Net Asset Value Per Share	$9.24	$12.58		$12.58

Shares Outstanding	204,098	622,532	(54,119)	772,511

Class D

Net Assets	N/A	$236,961,898	$—	$236,961,898

Net Asset Value Per Share	N/A	$12.77		$12.77

Shares Outstanding	N/A	18,558,897	—	18,558,897

Class I

Net Assets	$719,575	$6,040,586	$—	$6,760,161

Net Asset Value Per Share	$9.44	$12.76		$12.76

Shares Outstanding	76,232	473,293	(19,839)	529,686

Class S

Net Assets	$136,746	$2,388,744	$—	$2,525,490

Net Asset Value Per Share	$9.36	$12.64		$12.64

Shares Outstanding	14,605	189,001	(3,786)	199,820

Class T

Net Assets	$543,360	$15,202,312	$—	$15,745,672

Net Asset Value Per Share	$9.40	$12.75		$12.75

Shares Outstanding	57,833	1,192,172	(15,217)	1,234,788

Total Net Assets	$5,265,826	$274,744,289	$—	$280,010,115

Total Shares Outstanding	563,454	21,532,721	(148,033)	21,948,142

(1)	“Adjustments” reflect the issuance of shares of Moderate Allocation Fund to World Allocation Fund investors.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Investment Strategies and General Portfolio Policies
The Funds’ Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and the underlying funds. Some strategies and policies may be a part of a Fund’s principal strategy. Other strategies and policies may be utilized to a lesser extent.

Cash Position
Each Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As

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a result, the Fund may not achieve its investment objective. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Counterparties
Underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. The underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. An underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the underlying fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. The underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Portfolio Turnover
Each Fund normally seeks long-term investment, although the Funds may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by the optimization process, market conditions, changes in the size of a Fund, the nature of a Fund’s investments, and the judgment of the portfolio manager. Changes are normally made in a Fund’s holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Funds’ transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains.

Fundamental Investment Restrictions
Each Fund has certain additional fundamental investment restrictions that can only be changed with shareholder approval. The Funds have substantially similar fundamental investment restrictions, and these restrictions are shown in Appendix B.

Risks of the Funds

Similar Risk Factors of the Funds and Underlying Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Each Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments, and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. The allocation of each Fund’s assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund’s objective. There is a risk that you may achieve lower returns by investing in a Fund instead of investing directly in an underlying fund. A Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. A Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

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Janus manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying funds. The officers and Trustees of the Funds may also serve in the same capacity as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Funds and the underlying funds. Purchases and redemptions of an underlying fund by a Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund’s transaction costs. Large redemptions by a Fund may cause an underlying fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in each Fund’s SAI, each of which is incorporated herein by reference.

Each Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.

An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, noninvestment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.

The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investment allocation. The greater a Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.

Bank Loan Risk.  The bank loans in which an underlying fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Certain underlying funds may invest in bank loans. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. Participation interests and assignments involve credit, interest rate, and liquidity risk. In addition, the bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. To the extent an underlying fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk.

Collateral Risk.  With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

Concentration Risk.  An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and

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demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.

Credit Quality Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield.

Derivatives Risk.  World Allocation Fund and certain underlying funds invested in by either Fund may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, a Fund or underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund or underlying fund’s losses are theoretically unlimited.

Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund and underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. For the underlying Janus Emerging Markets Fund, such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity market performance of developed markets. To the extent that an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on a Fund’s or underlying fund’s performance. A Fund or an underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks

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of investing directly in foreign and emerging market securities may be reduced when a Fund or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Fixed-Income Securities Risk.  Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund is invested are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund would like or at the price that a portfolio manager believes the security is currently worth. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risk.  The Funds may have significant exposure to foreign markets as a result of the underlying funds’ investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities and an underlying fund’s returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Growth Securities Risk.  Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk.  A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents

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greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 50% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

Industry Risk.  Although the Funds do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

Investment Process Risk.  The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH Investment Management LLC (“INTECH”), the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On a routine basis, INTECH considers changes to its mathematical investment process. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Funds’ performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

Leverage Risk.  Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund’s investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. An underlying fund’s use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

Long/Short Position Risk.  The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.

Market Risk.  Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a

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decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in a Fund’s net asset value, which means if you sell your shares in the Fund you may lose money.

It is also important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Mortgage-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.

In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Nondiversification Risk.  Certain underlying funds are classified as nondiversified under the 1940 Act and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of

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securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.

Portfolio Turnover Risk.  Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.

Real Estate Risk.  Investments in certain underlying funds may be subject to many of the same risks as a direct investment in real estate. The value of securities of issuers in the real estate and real estate-related industries, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.

Small- and Mid-Sized Companies Risk.  Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.

Sovereign Debt Risk.  Certain underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Value Investing Risk.  Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

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Other Comparative Information about the Funds

Investment Adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund and the underlying funds. Janus is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus also provides certain administration and other services and is responsible for other business affairs of each Fund.

Janus (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus furnishes certain administration, compliance, and accounting services for World Allocation Fund and Moderate Allocation Fund and is reimbursed by the Funds for certain of its costs in providing those services (to the extent Janus seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus and/or its affiliates may serve as officers of the Trust. Janus provides office space for each Fund. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. World Allocation Fund also pays for salaries, fees, and expenses of certain Janus employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus provides to the Fund.

Management Expenses
Each Fund pays Janus an investment advisory fee and incurs expenses, including distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.

The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.

			Actual Investment
		Contractual	Advisory Fee Rate(1)
		Investment	(%) (for the fiscal
	Average Daily Net	Advisory Fee (%)	year ended June 30,
Fund Name	Assets of the Fund	(annual rate)	2012)
World Allocation Fund	All Asset Levels	0.07	0.00 (2)

Moderate Allocation Fund	All Asset Levels	0.05	0.05

(1)	Janus has agreed to waive each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain levels until at least November 1, 2013. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under Total Annual Fund Operating Expenses After Fee Waiver in the table in the “Comparison of Fees and Expenses” section of this Prospectus/Information Statement, and additional information is included under “Expense Limitations.” The waivers are not reflected in the contractual fee rates shown.
(2)	For the fiscal year ended June 30, 2012, the Fund did not pay Janus any investment advisory fees (net of fee waivers) because the Fund’s fee waiver exceeded the investment advisory fee.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in each Fund’s annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

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Subadvisers of Certain Underlying Funds
INTECH Investment Management LLC (“INTECH”) serves as subadviser to five of the available underlying funds: INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”). INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying INTECH Funds. Janus Capital owns approximately 95% of INTECH.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to one of the available underlying funds, Janus Asia Equity Fund, and has served in such capacity since the Fund’s inception. In addition, Janus Singapore serves as subadviser for a portion of two of the available underlying funds: Janus Emerging Markets Fund and Janus International Equity Fund. Janus Singapore, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811, has been in the investment advisory business since 2011 and provides day-to-day management of Janus Asia Equity Fund’s portfolio operations and a portion of the investment operations of Janus Emerging Markets Fund and Janus International Equity Fund. Janus Singapore is a wholly-owned subsidiary of Janus Capital.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to six of the available underlying funds: Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus owns approximately 78% of Perkins.

Third Party Consultant
Janus has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus with respect to Moderate Allocation Fund. Wilshire provides research and advice regarding asset allocation methodologies, which Janus uses when determining asset class allocations for the Fund. Based upon information provided by Janus, Wilshire also provides quantitative and qualitative evaluations of the underlying funds’ portfolio managers’ and/or investment personnel’s investment style. Janus may use these evaluations in its decisions to allocate assets among underlying funds. Janus pays Wilshire a fee for its consulting services.

Investment Personnel
Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of each Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over each Fund’s cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr. Scherman is also Portfolio Manager of other Janus accounts. He joined Janus in 2005 as Director of Risk and Trading. Mr. Scherman holds a Bachelor’s degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

Each Fund’s SAI, dated October 26, 2012, each of which is incorporated by reference herein, provides information about Mr. Scherman’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Fund(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital.

Pricing of Fund Shares
The Funds calculate their respective net asset value per share (“NAV”) once each business day at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to Appendix C.

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Purchase of Fund Shares
A detailed description of Moderate Allocation Fund’s policy with respect to purchases is available in Appendix C.

Redemption of Fund Shares
A detailed description of Moderate Allocation Fund’s policy with respect to redemptions is available in Appendix C.

Dividends and Distributions
A detailed description of Moderate Allocation Fund’s policy with respect to dividends and distributions is available in Appendix C.

Frequent Purchases and Redemptions
A detailed description of Moderate Allocation Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C.

Tax Consequences
A detailed description of the tax consequences of buying, holding, exchanging, and selling Moderate Allocation Fund’s shares is available in Appendix C.

Distribution Arrangements
A detailed description of Moderate Allocation Fund’s distribution arrangements is available in Appendix C.

For a description of World Allocation Fund’s policies with respect to purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to World Allocation Fund’s Prospectus, which is incorporated by reference herein, and available upon request without charge.

Liquidation/Merger of a Fund
It is important to know that, pursuant to the Trust’s Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

Trustees and Officers
The following individuals comprise the Board of Trustees of the Trust: Alan A. Brown, William D. Cvengros, William F. McCalpin, James T. Rothe, William D. Stewart, and Linda S. Wolf. Each Trustee is independent of Janus Capital, Janus Distributors, and the Trust. The officers of the Trust are disclosed in each Fund’s SAI, which is incorporated herein by reference and has been filed with the SEC.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.

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ADDITIONAL INFORMATION

Share Ownership
The following table shows the number of outstanding shares and net assets of each class of World Allocation Fund and Moderate Allocation Fund as of December 13, 2012.

	Total Number of Shares
Fund	Outstanding	Net Assets
World Allocation Fund
– Class A Shares	232,410.630	$2,221,846
– Class C Shares	199,922.137	$1,867,273
– Class S Shares	14,114.284	$134,086
– Class I Shares	73,742.156	$710,137
– Class T Shares	57,366.202	$548,421
Total	577,555.409	$5,481,762

Moderate Allocation Fund
– Class A Shares	464,160.675	$5,983,031
– Class C Shares	618,075.577	$7,812,475
– Class D Shares	18,103,111.575	$234,435,295
– Class S Shares	183,599.231	$2,350,070
– Class I Shares	448,579.243	$5,813,587
– Class T Shares	1,181,706.936	$15,279,471
Total	20,999,233.237	$271,673,929

As of December 31, 2012, the officers and Trustees as a group owned less than 1% of the outstanding shares of any class of World Allocation Fund. In addition, the officers and Trustees as a group owned less than 1% of the outstanding shares of any class of Moderate Allocation Fund. As of December 31, 2012, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of any class of the Funds is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of the Trust, as of December 31, 2012, no other person or entity owned beneficially more than 5% of the outstanding shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital’s or Janus Capital Group Inc.’s (“JCGI”) ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding shares of any class of the Funds, except as shown. To the extent that Janus Capital beneficially owns 25% or more of the outstanding shares of any class of a Fund, Janus Capital may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its shares. In certain circumstances, Janus Capital’s or JCGI’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.

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		Number of	Percent of
Name of Fund and Class	Name and Address of Beneficial Owner	Shares	Fund
World Allocation Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	55,049	26.13%

	Pershing LLC Jersey City, NJ	26,753	12.70%

Moderate Allocation Fund Class A Shares	Pershing LLC Jersey City, NJ	124,579	25.11%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	119,538	24.10%

	Frontier Trust Company FBO Keystone 401K Plan 211515 Fargo, ND	92,252	18.60%

	MG Trust Company Cust FBO Danville Community CUSD 118 403B Denver, CO	26,395	5.32%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	26,040	5.25%

World Allocation Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	120,115	58.85%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	41,238	20.21%

	Pershing LLC Jersey City, NJ	14,038	6.88%

Moderate Allocation Fund Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	192,143	30.92%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	133,440	21.48%

	Raymond James House Account Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	75,147	12.09%

	Pershing LLC Jersey City, NJ	38,680	6.22%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	32,252	5.19%

World Allocation Fund Class S Shares	Janus Capital Group Inc. Denver, CO	14,542	99.57% *

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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		Number of	Percent of
Name of Fund and Class	Name and Address of Beneficial Owner	Shares	Fund
Moderate Allocation Fund Class S Shares	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	81,262	42.98%

	FIIOC FBO IMX 401K Profit Sharing Plan Covington, KY	71,238	37.68%

	Wilmington Trust RISC as Ttee FBO Cherryroad Technologies 401K PSP Phoenix, AZ	34,140	18.06%

World Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds Covington, KY	63,543	83.35%

	LPL Financial A/C 1000-0005 San Diego, CA	8,704	11.42%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6,421	8.42%

Moderate Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds Covington, KY	194,413	41.13%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	138,232	29.24%

	Wilmington Trust RISC as Cust FBO Campbell & Company Inc 401K Plan Phoenix, AZ	72,732	15.39%

World Allocation Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	52,003	89.92%

	LPL Financial A/C 1000-0005 San Diego, CA	5,324	9.21%

Moderate Allocation Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	319,123	26.40%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	231,937	19.19%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	134,901	11.16%

	Pershing LLC Jersey City, NJ	63,314	5.24%

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Copies of Fund Information
To avoid sending duplicate copies of materials to certain households, World Allocation Fund may mail only one copy of each report or this Prospectus/Information Statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses.

By order of the Board of Trustees,

Robin C. Beery
Chief Executive Officer and President of
Janus Investment Fund

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[DRAFT]

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [          ] day of [          , 2012,] by and between Janus Investment Fund, a Massachusetts business trust (the “Trust”), on behalf of World Allocation Fund, a series of the Trust (the “Predecessor Fund”), and Janus Moderate Allocation Fund (to be renamed Janus Global Allocation Fund-Moderate), a series of the Trust (the “Successor Fund”).

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for Class A, Class C, Class I, Class S and Class T voting shares of beneficial interest in the Successor Fund (the “Successor Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Predecessor Fund and the Successor Fund that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts, and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	PLAN OF REORGANIZATION

1.1  Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the Trust shall cause the Successor Fund to deliver to the Trust full and fractional Class A, Class C, Class I, Class S and Class T Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).

1.2  The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3  The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, Class C, Class I, Class S and Class T Successor Fund Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the Class A, Class C, Class I, Class S and Class T Successor Fund Shares in connection with such exchange. Ownership of Class A, Class C,

Class I, Class S and Class T Successor Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.	CLOSING AND CLOSING DATE

2.1  The Closing Date shall be [          , 2013] or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC (“JCM”), 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2  The Trust shall cause Janus Services LLC (the “Transfer Agent”), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Class A, Class C, Class I, Class S and Class T Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Class A, Class C, Class I, Class S and Class T Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES

3.1  The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

(i) the Trust is duly organized and existing under its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or the Amended and Restated Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

3.2  The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

(i) the Trust is duly organized and existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the net asset value per share of a Class A, Class C, Class I, Class S and Class T Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

4.	CONDITIONS PRECEDENT

4.1  The obligations of the Trust on behalf of the Predecessor Fund and the Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i) The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or JCM to be necessary and appropriate to effect the registration of the Class A, Class C, Class I, Class S and Class T Successor Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration

Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) The Class A, Class C, Class I, Class S and Class T Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;

(iv) All representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;

(v) The Trust shall have received the opinion of           substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by           of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph;

(vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

5.	EXPENSES

All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.

6.	ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8.	AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2  This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Predecessor Fund and the Successor Fund.

10.6  The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST	JANUS INVESTMENT FUND
For and on behalf of the Predecessor Fund

Name:	By:

Name:
Title:

ATTEST	JANUS INVESTMENT FUND
For and on behalf of the Successor Fund

Name:	By:

Name:
Title:

APPENDIX B

INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Investment Policies and Restrictions:
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.

(1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not:

(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.

(7) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in this Prospectus/Information Statement. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(2) The Funds do not intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions

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involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(3) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(4) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(5) The Funds may not invest in companies for the purpose of exercising control of management.

Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the Funds’ respective SAIs and Prospectuses normally apply only at the time of purchase of a security. So, for example, if a Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Under the terms of an exemptive order received from the SEC, each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For the purposes of the Funds’ (and underlying funds) fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (REITs), and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of each Fund’s policies on investing in particular industries, as of the date of the Funds’ currently effective SAIs, the Funds and underlying funds rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that the Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Funds intend to change industry or industry group classifications with respect to equity investments to Global Industry Classification Standard (“GICS”), but would continue to use Bloomberg L.P. for fixed-income investments. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

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APPENDIX C

ADDITIONAL INFORMATION ABOUT MODERATE ALLOCATION FUND

The Fund offers multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

Class D Shares are available only to investors who hold accounts directly with the Janus funds, and to immediate family members or members of the same household of an eligible individual investor. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus or its affiliates to offer the shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

The shares are not offered directly to individual investors with the exception of Class D Shares, and in certain circumstances, Class I Shares. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class D Shares, contact a Janus representative at 1-800-525-3713, or for Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents, and employees of Janus or its affiliates.

PRICING OF FUND SHARES
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of the Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.

The price you pay for purchases of shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus/Information Statement. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS
Class A Shares, Class C Shares, Class D Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus/Information Statement. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more

Deferred sales charge (CDSC)	None except on certain redemptions of shares purchased without an initial sales charge(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class C Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	$500,000

Minimum aggregate account balance	None

12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

Class D Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.12%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class S Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class T Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Distributors LLC (“Janus Distributors”), the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets of each, at the following annual rates:

Class	12b-1 Fee for the Fund
Class A Shares	0.25%

Class C Shares	1.00	%(1)

Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services remits these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares
Janus Services, the Trust’s transfer agent, receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Class D Shares
The Fund pays an annual administrative services fee of 0.12% of net assets of Class D Shares. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS OR ITS AFFILIATES
From their own assets, Janus or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus’ marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Fund’s SAI, which is incorporated by reference herein.

In addition, for most share classes, Janus, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Fund. Janus or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus to request that Janus make contributions to certain charitable organizations. In these cases, Janus’ contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

PURCHASES
With the exception of Class D Shares and Class I Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of shares at the discretion of Janus. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to financial intermediaries by Janus or its affiliates,” Janus and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The shares are available only to investors who hold accounts directly with the Janus funds, and to immediate family members or members of the same household of an eligible individual investor. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares. Eligible investors can purchase Class D Shares directly through Janus by the following methods:

•	By calling Janus XpressLinetm at 1-888-979-7737, a 24-hour automated phone system;

•	By contacting a Janus representative at 1-800-525-3713 (TDD for the speech and hearing impaired, 1-800-525-0056);

•	By regular mail, Janus, P.O. Box 55932, Boston, MA 02205-5932;

•	By overnight mail, Janus, 30 Dan Road, Suite 55932, Canton, MA 02021-2809; or

•	Through janus.com.

The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus if you hold shares directly with Janus) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

With respect to Class D Shares, the Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class D Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts. For certain tax-deferred accounts or UGMA/UTMAaccounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $100 per month.

Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

For All Classes of Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or Janus if you hold shares directly with Janus) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None (2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;

•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES
Contact your financial intermediary, Janus if you hold shares directly with Janus, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.
•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please consider these differences prior to investing in another share class. Contact your financial intermediary or consult your plan documents for additional information.
•	You must meet the minimum investment amount for each fund.
•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct investors holding Class D Shares or Class I Shares. Please contact your financial intermediary, Janus if you hold shares directly Janus, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class D Shares, Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or Janus if you hold shares directly with Janus) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;
•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;
•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Fund attempts to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings, consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info (or under the Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to an underlying fund’s performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus’ Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI, which is incorporated herein.

SHAREHOLDER COMMUNICATIONS
Your financial intermediary or plan sponsor (or Janus if you hold shares directly with Janus) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus if you hold shares directly with Janus) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus if you hold shares directly with Janus) to obtain these reports. The Fund’s fiscal year ends June 30.

DISTRIBUTIONS
To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or taxable gains.

Distribution Schedule
Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or Janus if you hold shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax advisor.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Fund, if you hold shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund, if you hold shares directly with Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by the Fund may generate nonqualified income that can impact an investor’s taxes.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Fund’s SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the shares of the Fund (assuming reinvestment of all dividends and distributions).

Class D Shares of the Fund commenced operations on February 16, 2010, after the restructuring of the Fund’s Class J Shares, the predecessor share class. The financial highlights shown for periods prior to February 16, 2010 reflect financial results for the Class J Shares of the Fund. If Class D Shares had been available, the financial results shown may have been different.

Effective February 16, 2010, Class J Shares were renamed Class T Shares and the eligibility requirements changed so that only clients investing through a third-party intermediary may purchase Class T Shares.

Moderate Allocation Fund – Class A
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.57	$10.95	$10.80		$9.68

Income from investment operations:
Net investment income/(loss)	0.24	0.34	0.18		0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.58	0.24		1.10
Total from investment operations	(0.07)	1.92	0.42		1.12

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.27)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.29)	(0.30)	(0.27)		—

Net asset value, end of period	$12.21	$12.57	$10.95		$10.80

Total return(3)	(0.41)%	17.59%	3.81%		11.57%

Net assets, end of period (in thousands)	$5,720	$5,498	$1,844		$1,145
Average net assets for the period (in thousands)	$5,484	$3,818	$1,676		$424
Ratio of gross expenses to average net assets(4)(5)	0.42%	0.50%	0.40%		0.48%
Ratio of net expenses to average net assets(4)(5)	0.42%	0.50%	0.40%		0.44%
Ratio of net investment income/(loss) to average net assets(4)	1.98%	2.88%	1.82%		1.43%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class A Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Moderate Allocation Fund – Class C
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.46	$10.88	$10.77		$9.68

Income from investment operations:
Net investment income/(loss)	0.15	0.26	0.21		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.32)	1.57	0.15		1.08
Total from investment operations	(0.17)	1.83	0.36		1.09

Less distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.25)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.27)	(0.25)	(0.25)		—

Net asset value, end of period	$12.02	$12.46	$10.88		$10.77

Total return(3)	(1.27)%	16.86%	3.33%		11.26%

Net assets, end of period (in thousands)	$8,397	$7,572	$2,509		$406
Average net assets for the period (in thousands)	$7,945	$5,021	$1,469		$113
Ratio of gross expenses to average net assets(4)(5)	1.26%	1.16%	1.16%		1.26%
Ratio of net expenses to average net assets(4)(5)	1.26%	1.16%	1.16%		1.20%
Ratio of net investment income/(loss) to average net assets(4)	1.10%	1.85%	0.87%		0.71%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(2)	Period July 6, 2009 (commencement of Class C Shares) through October 31, 2009.

(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Moderate Allocation Fund – Class D
	Years or Period ended June 30				Years ended October 31†
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.62	$10.96	$10.98		$9.05	$12.95	$11.04

Income from investment operations:
Net investment income/(loss)	0.26	0.34	0.06		0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.62	(0.08)		1.71	(3.64)	1.86
Total from investment operations	(0.05)	1.96	(0.02)		2.03	(3.33)	2.09

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	—		(0.29)	(0.29)	(0.16)
Distributions from capital gains	—	—	—		—	(0.28)	(0.02)
Total distributions	(0.30)	(0.30)	—		(0.29)	(0.57)	(0.18)

Net asset value, end of period	$12.27	$12.62	$10.96		$10.79	$9.05	$12.95

Total return(2)	(0.27)%	18.00%	(0.18)%		23.19%	(26.77)%	19.16%

Net assets, end of period (in thousands)	$228,415	$238,030	$180,261		$160,742	$110,756	$123,007
Average net assets for the period (in thousands)	$224,382	$216,280	$184,405		$124,910	$132,650	$87,462
Ratio of gross expenses to average net assets(3)(4)	0.26%	0.25%	0.27%		0.33%	0.24%	0.27%
Ratio of net expenses to average net assets(3)(4)	0.26%	0.25%	0.27%		0.32%	0.20%	0.20%
Ratio of net investment income/(loss) to average net assets(3)	2.10%	2.83%	1.43%		3.48%	2.63%	2.24%
Portfolio turnover rate	18%	15%	11%	(2)	19%	71%	15%

†	The financial highlights shown reflect financial results for Class J Shares, the predecessor share class, and are provided as supplemental information.
(1)	Period February 16, 2010 (commencement of Class D Shares) through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Moderate Allocation Fund – Class S
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.52	$10.91	$10.78		$9.68

Income from investment operations:
Net investment income/(loss)	0.24	0.29	0.25		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	1.62	0.14		1.09
Total from investment operations	(0.10)	1.91	0.39		1.10

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.26)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.28)	(0.30)	(0.26)		—

Net asset value, end of period	$12.14	$12.52	$10.91		$10.78

Total return(3)	(0.64)%	17.56%	3.57%		11.36%

Net assets, end of period (in thousands)	$1,595	$416	$58		$11
Average net assets for the period (in thousands)	$1,042	$374	$26		$1
Ratio of gross expenses to average net assets(4)(5)	0.60%	0.64%	0.66%		0.92%
Ratio of net expenses to average net assets(4)(5)	0.60%	0.64%	0.66%		0.77%
Ratio of net investment income/(loss) to average net assets(4)	1.88%	2.92%	1.35%		1.59%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class S Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Moderate Allocation Fund – Class I
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.60	$10.96	$10.80		$9.68

Income from investment operations:
Net investment income/(loss)	0.26	0.34	0.26		0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	1.61	0.17		1.07
Total from investment operations	(0.03)	1.95	0.43		1.12

Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.27)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.30)	(0.31)	(0.27)		—

Net asset value, end of period	$12.27	$12.60	$10.96		$10.80

Total return(3)	(0.12)%	17.91%	3.96%		11.57%

Net assets, end of period (in thousands)	$5,640	$4,510	$1,625		$36
Average net assets for the period (in thousands)	$5,003	$3,130	$757		$29
Ratio of gross expenses to average net assets(4)(5)	0.17%	0.17%	0.16%		0.19%
Ratio of net expenses to average net assets(4)(5)	0.17%	0.17%	0.16%		0.18%
Ratio of net investment income/(loss) to average net assets(4)	2.18%	2.56%	1.70%		1.72%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class I Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

Moderate Allocation Fund – Class T†
	Years or Period ended June 30				Years ended October 31
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.60	$10.95	$10.79		$9.05	$12.95	$11.04

Income from investment operations:
Net investment income/(loss)	0.32	0.11	0.56		0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.38)	1.84	(0.14)		1.71	(3.64)	1.86
Total from investment operations	(0.06)	1.95	0.42		2.03	(3.33)	2.09

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.26)		(0.29)	(0.29)	(0.16)
Distributions from capital gains	—	—	—		—	(0.28)	(0.02)
Total distributions	(0.29)	(0.30)	(0.26)		(0.29)	(0.57)	(0.18)

Net asset value, end of period	$12.25	$12.60	$10.95		$10.79	$9.05	$12.95

Total return(2)	(0.33)%	17.89%	3.80%		23.19%	(26.77)%	19.16%

Net assets, end of period (in thousands)	$15,651	$20,254	$10,268		$160,742	$110,756	$123,007
Average net assets for the period (in thousands)	$19,099	$16,051	$83,813		$124,910	$132,650	$87,462
Ratio of gross expenses to average net assets(3)(4)	0.36%	0.35%	0.30%		0.33%	0.24%	0.27%
Ratio of net expenses to average net assets(3)(4)	0.31%	0.35%	0.30%		0.32%	0.20%	0.20%
Ratio of net investment income/(loss) to average net assets(3)	2.12%	2.88%	2.63%		3.48%	2.63%	2.24%
Portfolio turnover rate	18%	15%	11%	(2)	19%	71%	15%

†	Formerly named Class J Shares.

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

APPENDIX D

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS

The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders. The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus funds established in the future.

Potential Underlying Funds Included in the Equity Securities Asset Category
INTECH Global Dividend Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH International Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. Core Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. Growth Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. Value Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Janus Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund may have significant exposure to emerging market countries. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities, real estate-related companies, and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Emerging Markets Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds. The fund may invest in companies of any market capitalization.

Janus Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $19.1 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of June 30, 2012, the fund’s weighted average market capitalization was $86.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Global Life Sciences Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

Janus Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

Janus Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 40-70 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United

States. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may also invest in emerging markets but will normally limit such investments to 30% of its net assets, measured at the time of purchase. As of September 30, 2012, the fund held stocks of 67 companies. Of these holdings, 40 comprised approximately 73.38% of the fund’s holdings.

Janus Global Technology Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

Janus International Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

Janus Overseas Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. The fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities including, but not limited to, real estate investment trusts and similar real estate investment trust-like entities, such as entities that have real estate investment characteristics.

Janus Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small-and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

Janus Twenty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $53 million to $3.8 billion.

Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

Janus Worldwide Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Perkins Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

Perkins Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $400.1 billion, and the median market capitalization was $4.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in exchange-traded funds (“ETFs”), including commodity-related ETFs, cash or similar investments.

Perkins Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $18.5 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

Perkins Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $85 million to $2.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large-and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

Janus Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short-to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

Janus Real Return Fund seeks real return consistent with preservation of capital. The fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The fund’s investments in U.S. Treasury securities may also include Treasury Inflation Protected Securities, also known as TIPS. As utilized by the fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. The fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk bonds.” Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, mortgage-backed securities, zero-coupon bonds, and agency securities. The fund may invest in foreign debt securities.

Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short-and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

Potential Underlying Funds Included in the Alternative Investments Asset Category
Janus Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds. Under normal market conditions, the fund pursues its investment objective by investing in a diverse group of return drivers, each a type of risk premium (collectively, “risk premia”), across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining these individual risk premia into a liquid portfolio that delivers consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. The fund employs a proprietary multi-factor process to allocate the fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premia in which the fund invests, so that no individual risk premia contributes disproportionately to the fund’s risk profile and expected returns over the long term. Next, the fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of individual risk premia.

Janus Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities, such as foreign entities that have REIT characteristics. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

APPENDIX E

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus/Information Statement.

EQUITY AND DEBT SECURITIES
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, a Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any change in a Fund’s NAV even greater and thus result in increased volatility of returns. A Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

JANUS INVESTMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

February 5, 2013

Relating to the acquisition of the assets of

JANUS WORLD ALLOCATION FUND

by and in exchange for shares of beneficial interest of

JANUS GLOBAL ALLOCATION FUND – MODERATE
each, a series of Janus Investment Fund
151 Detroit Street
Denver, Colorado 80206-4805
1-800-525-0020

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the prospectus and information statement (the “Prospectus/Information Statement”) dated February 5, 2013. The Prospectus/Information Statement is being furnished to shareholders of Janus World Allocation Fund, a series of Janus Investment Fund, in connection with the merger of Janus World Allocation Fund with and into Janus Global Allocation Fund – Moderate (“Janus Moderate Allocation Fund”), a series of Janus Investment Fund, pursuant to which all of the assets and liabilities of Janus World Allocation Fund would be transferred to Janus Moderate Allocation Fund in exchange for shares of beneficial interest of Janus Moderate Allocation Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC (“Janus Capital”) at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0020.

This SAI consists of: (i) this cover page and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.	The SAI for Janus World Allocation Fund, filed in Post-Effective Amendment No. 179 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-12-012653), dated October 26, 2012.

2.	The SAI for Janus Moderate Allocation Fund, filed in Post-Effective Amendment No. 179 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-12-012653), dated October 26, 2012.

3.	The Financial Statements of Janus World Allocation Fund included in the annual report, filed on Form N-CSR (File No. 811-01879), dated June 30, 2012, as filed on August 29, 2012 (Accession No. 0000950123-12-011472).

4.	The Financial Statements of Janus Moderate Allocation Fund included in the annual report, filed on Form N-CSR (File No. 811-01879), dated June 30, 2012, as filed on August 29, 2012 (Accession No. 0000950123-12-011472).

As described in the Prospectus/Information Statement, upon the closing of such Merger, each owner of Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares of Janus World Allocation Fund would become a shareholder of the corresponding class of shares of Janus Moderate Allocation Fund. Information about Janus Moderate Allocation Fund is provided in the Prospectus/Information Statement.

Pro forma financial statements reflecting consummation of the merger have not been prepared because the value of Janus World Allocation Fund’s net assets was 10% or less of Janus Moderate Allocation Fund’s net assets as of December 31, 2012.

                                                                                                                 ▼ October 26, 2012

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class T Shares Ticker
Asset Allocation
Janus Conservative Allocation Fund	JCAAX	JCACX	JCASX	JCAIX	JSPCX
Janus Moderate Allocation Fund	JMOAX	JMOCX	JMOSX	JMOIX	JSPMX
Janus Growth Allocation Fund	JGCAX	JGCCX	JGCSX	JGCIX	JSPGX

Janus Investment Fund

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to each Fund.

The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.

The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Janus Investment Fund

Janus Conservative Allocation Fund
Janus Moderate Allocation Fund
Janus Growth Allocation Fund

Supplement dated December 10, 2012
to Currently Effective Prospectuses

On November 8, 2012, the Board of Trustees of the Funds approved changes to the investment strategies, names, and benchmark indices of the Funds. These changes, each of which is discussed in detail in this Supplement, are effective February 15, 2013. The purpose of this Supplement is to provide you with information regarding these changes.

There are two primary changes to the Funds’ investment strategies. First, each Fund’s principal investment strategies will change to reflect an allocation of approximately 40% of the Fund’s net assets to non-U.S. investments. Second, each Fund’s principal investment strategies will also reflect a decrease in the amount of Fund assets to be allocated to each of the equity and fixed-income asset categories and will now include an allocation to the “alternative investments” asset category. The Funds will make this allocation by investing in a new underlying Janus fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. The alternative investments asset category also includes Janus Global Real Estate Fund. The Funds’ increased investment in underlying funds that pursue global or alternative investment strategies is expected to result in an increase to “Acquired Fund Fees and Expenses,” and each Fund’s revised estimated annual fund operating expense information is provided in this Supplement.

To reflect the new global investment strategies of the Funds, the new Fund names are as follows:

Current Name	New Name

Janus Conservative Allocation Fund	Janus Global Allocation Fund – Conservative
Janus Moderate Allocation Fund	Janus Global Allocation Fund – Moderate
Janus Growth Allocation Fund	Janus Global Allocation Fund – Growth

•	Each Fund’s primary benchmark index will change as follows to reflect the global investment strategies of the Funds:

Janus Conservative Allocation Fund will change its primary benchmark index from the S&P 500® Index to the Barclays Global Aggregate Bond Index.

Each of Janus Moderate Allocation Fund and Janus Growth Allocation Fund will change its respective primary benchmark index from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World Indexsm.

•	Additionally, each Fund will change its internally-calculated secondary benchmark index as follows:

Janus Conservative Allocation Fund will change the composition of its secondary benchmark index, the Conservative Allocation Index, from an internally-calculated, hypothetical combination of total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI Europe, Australasia, Far East (“EAFE”) Index (12%) to an internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Indexsm (40%). The Barclays Global Aggregate Bond Index is an index that provides a broad-based measure of the global investment grade fixed-rate debt markets.

Janus Moderate Allocation Fund will change the composition of its secondary benchmark index, the Moderate Allocation Index, from an internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%), and the MSCI Emerging Markets Free Indexsm (2%) to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Indexsm (60%) and the Barclays Global Aggregate Bond Index (40%). The MSCI All Country World Indexsm is an

unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets.

Janus Growth Allocation Fund will change the composition of its secondary benchmark index, the Growth Allocation Index, from an internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays U.S. Aggregate Bond Index (20%), and the MSCI Emerging Markets Free Indexsm (5%) to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Indexsm (80%) and the Barclays Global Aggregate Bond Index (20%). The MSCI All Country World Indexsm is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets.

Janus Capital believes that the foregoing benchmark index changes provide a more appropriate representation of each Fund’s revised investment strategy that includes an increased focus on global investments, including emerging markets.

The following information supplements the corresponding information found in the average annual total return table for each Fund in each Prospectus and reflects changes to each Fund’s primary and secondary benchmark indices:

Janus Global Allocation Fund – Conservative
Average Annual Total Returns (periods ended 12/31/11)	1 Year	5 Years	Since Inception (12/30/05)

Barclays Global Aggregate Bond Index	5.64%	6.46%	6.49%
(reflects no deduction for expenses, fees, or taxes)

Conservative Allocation Index	0.54%	3.48%	4.89%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Janus Global Allocation Fund – Moderate
Average Annual Total Returns (periods ended 12/31/11)	1 Year	5 Years	Since Inception (12/30/05)

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Moderate Allocation Index	−2.07%	1.80%	3.90%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

Janus Global Allocation Fund – Growth
Average Annual Total Returns (periods ended 12/31/11)	1 Year	5 Years	Since Inception (12/30/05)

MSCI All Country World Indexsm	−7.35%	−1.93%	1.56%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Growth Allocation Index	−4.70%	−0.01%	2.79%
(reflects no deduction for expenses, fees, or taxes, except any applicable foreign withholding taxes)

1. The following changes apply to the Fund Summary section of the Prospectus for each Fund as noted.

Prospectus Changes Applicable to Janus Conservative Allocation Fund

The following replaces in its entirety the corresponding information found under “Shareholder Fees” and “Annual Fund Operating Expenses” and reflects an estimated increase to “Acquired Fund Fees and Expenses” that will occur in

2

connection with the changes to the Fund’s principal investment strategies and resulting allocations to underlying funds that pursue global or alternative investment strategies:

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None

Other Expenses(1)	0.17%	0.20%	0.33%	0.18%	0.33%

Acquired Fund Fees and Expenses(2)	0.78%	0.78%	0.78%	0.78%	0.78%

Total Annual Fund Operating Expenses	1.25%	2.03%	1.41%	1.01%	1.16%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the next fiscal period.
(2)	Acquired Fund Fees and Expenses are based on the estimated expenses that the Fund expects to incur during the next fiscal period.

The following replaces in its entirety the corresponding information found under “Example”:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class C Shares	$306	$637	$1,093	$2,358
Class S Shares	$144	$466	$771	$1,691
Class I Shares	$103	$322	$558	$1,236
Class T Shares	$118	$368	$638	$1,409

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class C Shares	$206	$637	$1,093	$2,358
Class S Shares	$144	$466	$771	$1,691
Class I Shares	$103	$322	$558	$1,236
Class T Shares	$118	$368	$638	$1,409

The following replaces in its entirety the corresponding information found under “Principal Investment Strategies”:

The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers located throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries and may, under unusual circumstances, be invested in a single country. As a result, the Fund normally will have approximately 40% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.

The Fund pursues this objective by investing in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 55% to fixed-income securities and money market securities, 33% to equity investments, and 12% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

3

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

Additionally, the portfolio manager consults with a committee (the “Asset Allocation Committee”) to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact the Fund’s allocation of assets among the underlying funds and asset classes. The Asset Allocation Committee is comprised of investment professionals of Janus Capital and may also include investment professionals of Janus Capital’s affiliated investment advisers. The portfolio manager and Asset Allocation Committee normally meet on a quarterly basis. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

The Fund will normally allocate approximately 55% of its investments to underlying bond funds and money market instruments, approximately 33% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid-capitalization companies, and international companies (including those with exposure to emerging markets), and approximately 12% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in the Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

Prospectus Changes Applicable to Janus Moderate Allocation Fund

The following replaces in its entirety the corresponding information found under “Shareholder Fees” and “Annual Fund Operating Expenses” and reflects an estimated increase to “Acquired Fund Fees and Expenses” that will occur in connection with the changes to the Fund’s principal investment strategies and resulting allocations to underlying funds that pursue global or alternative investment strategies:

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None

Other Expenses(1)	0.15%	0.24%	0.33%	0.16%	0.34%

Acquired Fund Fees and Expenses(2)	0.84%	0.84%	0.84%	0.84%	0.84%

Total Annual Fund Operating Expenses	1.29%	2.13%	1.47%	1.05%	1.23%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the next fiscal period.
(2)	Acquired Fund Fees and Expenses are based on the estimated expenses that the Fund expects to incur during the next fiscal period.

4

The following replaces in its entirety the corresponding information found under “Example”:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class C Shares	$316	$667	$1,144	$2,462
Class S Shares	$150	$465	$803	$1,757
Class I Shares	$107	$334	$579	$1,283
Class T Shares	$125	$390	$676	$1,489

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class C Shares	$216	$667	$1,144	$2,462
Class S Shares	$150	$465	$803	$1,757
Class I Shares	$107	$334	$579	$1,283
Class T Shares	$125	$390	$676	$1,489

The following replaces in its entirety the corresponding information found under “Principal Investment Strategies”:

The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers located throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries and may, under unusual circumstances, be invested in a single country. As a result, the Fund normally will have approximately 40% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.

The Fund pursues this objective by investing in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 48.5% to equity investments, 33.5% to fixed-income securities and money market securities, and 18% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

Additionally, the portfolio manager consults with a committee (the “Asset Allocation Committee”) to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact the Fund’s allocation of assets among the underlying funds and asset classes. The Asset Allocation Committee is comprised of investment professionals of Janus Capital and may also include investment professionals of Janus Capital’s affiliated investment advisers. The portfolio manager and Asset Allocation Committee normally meet on a quarterly basis. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

The Fund will normally allocate approximately 48.5% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid-capitalization companies, and international companies (including those with exposure to emerging markets), approximately 33.5% of its investments to underlying

5

bond funds and money market instruments, and approximately 18% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in the Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

Prospectus Changes Applicable to Janus Growth Allocation Fund

The following replaces in its entirety the corresponding information found under “Shareholder Fees” and “Annual Fund Operating Expenses” and reflects an estimated increase to “Acquired Fund Fees and Expenses” that will occur in connection with the changes to the Fund’s principal investment strategies and resulting allocations to underlying funds that pursue global or alternative investment strategies:

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Class S	Class I	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None

Other Expenses(1)	0.22%	0.33%	0.36%	0.20%	0.37%

Acquired Fund Fees and Expenses(2)	0.83%	0.83%	0.83%	0.83%	0.83%

Total Annual Fund Operating Expenses	1.35%	2.21%	1.49%	1.08%	1.25%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the next fiscal period.
(2)	Acquired Fund Fees and Expenses are based on the estimated expenses that the Fund expects to incur during the next fiscal period.

The following replaces in its entirety the corresponding information found under “Example”:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$978	$1,272	$2,105
Class C Shares	$324	$691	$1,185	$2,544
Class S Shares	$152	$471	$813	$1,779
Class I Shares	$110	$343	$595	$1,317
Class T Shares	$127	$397	$686	$1,511

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$978	$1,272	$2,105
Class C Shares	$224	$691	$1,185	$2,544
Class S Shares	$152	$471	$813	$1,779
Class I Shares	$110	$343	$595	$1,317
Class T Shares	$127	$397	$686	$1,511

6

The following replaces in its entirety the corresponding information found under “Principal Investment Strategies”:

The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles and provide exposure to issuers located throughout the world. Through its investments in underlying funds, the Fund invests in issuers from several different countries and may, under unusual circumstances, be invested in a single country. As a result, the Fund normally will have approximately 40% of its net assets allocated to non-U.S. investments. The Fund may also have significant exposure to emerging markets.

The Fund pursues this objective by investing in a diversified portfolio of underlying funds, resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 72.5% to equity investments, 17.5% to fixed-income securities and money market securities, and 10% to alternative investments. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds.

Additionally, the portfolio manager consults with a committee (the “Asset Allocation Committee”) to regularly review the broad market, macroeconomic conditions and other global financial factors that may impact the Fund’s allocation of assets among the underlying funds and asset classes. The Asset Allocation Committee is comprised of investment professionals of Janus Capital and may also include investment professionals of Janus Capital’s affiliated investment advisers. The portfolio manager and Asset Allocation Committee normally meet on a quarterly basis. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

The Fund will normally allocate approximately 72.5% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid-capitalization companies, and international companies (including those with exposure to emerging markets), approximately 17.5% of its investments to underlying bond funds and money market instruments, and approximately 10% of its investments to underlying funds that seek returns uncorrelated with the returns of stocks and bonds by providing exposure to alternative investments and alternative investment strategies. Refer to Appendix A in the Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

Prospectus Changes Applicable to Each Fund

The following risks are added under Main Risks Associated with the Underlying Funds and Securities in the “Principal Investment Risks” section:

Counterparty Risk. Certain derivative and “over-the-counter” instruments, such as swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Leverage Risk. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. In particular, certain commodity-linked investments may subject an underlying fund to leveraged market exposure to commodities. Leverage also occurs when an underlying fund increases its assets available for investment through borrowings, short sales, reverse repurchase agreements, or similar transactions. An underlying fund’s use of leverage can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy will be successful.

7

Commodity-Linked Investments Risk. Certain underlying funds’ derivatives investments may include derivatives that have exposure to the commodities markets. Such exposure may subject an underlying fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

The following replaces in its entirety the corresponding risk found under Main Risks Associated with the Underlying Funds and Securities in the “Principal Investment Risks” section:

Derivatives Risk. Certain underlying funds invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause an underlying fund to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

The following replaces in its entirety the corresponding information for each Fund as noted found under Main Risks Associated with the Underlying Funds and Securities in the “Principal Investment Risks” section.

For Janus Conservative Allocation Fund

Alternative Investments Allocation Risk. Approximately 12% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund will invest in a new Janus underlying fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. In addition, as part of its alternative investments allocation, the Fund may invest in Janus Global Real Estate Fund. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying fund also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks as described in “Main Risks Associated with the Underlying Funds and Securities” section.

For Janus Moderate Allocation Fund

Alternative Investments Allocation Risk. Approximately 18% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund will invest in a new Janus underlying fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. In addition, as part of its alternative investments allocation, the Fund may invest in Janus Global Real Estate Fund. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying fund also involves

8

derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks as described in “Main Risks Associated with the Underlying Funds and Securities” section.

For Janus Growth Allocation Fund

Alternative Investments Allocation Risk. Approximately 10% of the Fund’s assets are allocated to alternative investments through investments in underlying funds that invest in alternative investment strategies. In connection with the Fund’s allocation to alternative investments, the Fund will invest in a new Janus underlying fund, Janus Diversified Alternatives Fund, which seeks returns uncorrelated with the returns generated by investments in stocks and bonds. In addition, as part of its alternative investments allocation, the Fund may invest in Janus Global Real Estate Fund. Janus Diversified Alternatives Fund’s ability to achieve its investment objective depends largely upon the successful evaluation of the risk, potential returns, and correlation properties with respect to its investments. There is a risk that the returns provided by alternative investments may be subject to high volatility and that an underlying fund’s portfolio manager’s beliefs about the expected returns, risk and correlation properties of one or more of an underlying fund’s investments may be incorrect. There is also a risk that an underlying fund’s investments will correlate with the performance of stocks and bonds to a greater degree than anticipated. Janus Capital does not have prior experience managing the investment strategy of Janus Diversified Alternatives Fund, and there is no guarantee that the investment techniques and analysis used by the underlying fund’s portfolio managers will produce the desired results. All of these factors may negatively affect your investment in the Fund and you could lose money. Investment in the underlying fund also involves derivatives, counterparty, leverage, real estate-related, and commodity-linked investment risks as described in “Main Risks Associated with the Underlying Funds and Securities” section.

The following replaces in its entirety the first sentence of each corresponding risk as noted for each Fund under Main Risks Associated with the Underlying Funds and Securities in the “Principal Investment Risks” section.

For Janus Conservative Allocation Fund

Fixed-Income Securities Risk. Approximately 55% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds.

Market Risk. Approximately 33% of the Fund’s assets are allocated to equity investments through investments in underlying funds.

For Janus Moderate Allocation Fund

Market Risk. Approximately 48.5% of the Fund’s assets are allocated to equity investments through investments in underlying funds.

Fixed-Income Securities Risk. Approximately 33.5% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds.

For Janus Growth Allocation Fund

Market Risk. Approximately 72.5% of the Fund’s assets are allocated to equity investments through investments in underlying funds.

Fixed-Income Securities Risk. Approximately 17.5% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds.

2. The following changes apply to the remainder of the Prospectus.

The following replaces in its entirety the corresponding information found under the “Additional Investment Strategies and General Portfolio Policies” section of the Prospectus:

This Prospectus provides information about the Funds, a group of mutual funds that invest in Janus stock and bond mutual funds, money market instruments, and alternative investment strategies (the “underlying funds”). Because they invest in other funds, each Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks, bonds, or alternative investment strategies. A fund of funds bears its own direct expenses in addition to bearing a proportionate

9

share of the expenses charged by the underlying funds in which it invests. The Funds are best suited for long-term investors.

This section takes a closer look at the Funds’ principal investment strategies, as well as certain risks of investing in the Funds. Please carefully review the “Risks of the Funds” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.

The Funds offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Fund offers a different strategy for attaining capital growth and income. The allocation to stocks, bonds, and alternative investment strategies in each Fund reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Fund’s relative emphasis on seeking growth of capital and seeking income.

Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Fund’s long-term expected average asset allocation, which is how each Fund’s investments generally will be allocated among the major asset classes and strategies over the long term, as well as the ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods.

Long-Term Expected Average Asset Allocation
	Janus Global Allocation Fund – Conservative	Janus Global Allocation Fund – Moderate	Janus Global Allocation Fund – Growth
Equity Investments	33%	48.5%	72.5%
Fixed-Income Securities and Money Market Instruments	55%	33.5%	17.5%
Alternative Investments	12%	18%	10%

Normal Asset Allocation Range
	Janus Global Allocation Fund – Conservative	Janus Global Allocation Fund – Moderate	Janus Global Allocation Fund – Growth
Equity Investments	30% - 45%	45% - 60%	70% - 85%
Fixed-Income Securities and Money Market Instruments	50% - 65%	30% - 45%	10% - 25%
Alternative Investments	5% - 20%	5% - 20%	5% - 20%

Each Fund will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including those with exposure to emerging markets), bonds and money market instruments, derivatives, currency strategies, and alternative investments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

The following replaces in its entirety the corresponding table found under the “Additional Investment Strategies and General Portfolio Policies” section of the Prospectus:

Asset Category – Potential Underlying Funds*
Equity Investments (Stocks)

INTECH Global Dividend Fund	Janus Forty Fund	Janus Triton Fund

INTECH International Fund	Janus Fund	Janus Twenty Fund

INTECH U.S. Core Fund	Janus Global Life Sciences Fund	Janus Venture Fund

INTECH U.S. Growth Fund	Janus Global Research Fund	Janus Worldwide Fund

INTECH U.S. Value Fund	Janus Global Select Fund	Perkins Global Value Fund

Janus Asia Equity Fund	Janus Global Technology Fund	Perkins Large Cap Value Fund

Janus Balanced Fund	Janus Growth and Income Fund	Perkins Mid Cap Value Fund

Janus Contrarian Fund	Janus International Equity Fund	Perkins Select Value Fund

Janus Emerging Markets Fund	Janus Overseas Fund	Perkins Small Cap Value Fund

Janus Enterprise Fund	Janus Research Fund	Perkins Value Plus Income Fund

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Asset Category – Potential Underlying Funds*
Fixed-Income Securities (Bonds)

Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Janus Global Bond Fund	Janus Real Return Fund

Alternative Investments

Janus Diversified Alternatives Fund	Janus Global Real Estate Fund

*	Each Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.

The following is added to the “Additional Investment Strategies and General Portfolio Policies” section of the Prospectus:

Counterparties
Underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the underlying fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. The underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. An underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the underlying fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. The underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that an underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

The following replaces in its entirety the corresponding information found under Risks of the Funds in the “Additional Investment Strategies and General Portfolio Policies” section of the Prospectus:

Foreign Exposure Risk. Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities and an underlying fund’s returns and net asset value may depend on factors other than the performance of a particular company. These factors include, but may not be limited to, fluctuations in currency exchange rates, political and economic risk, regulatory risk, foreign market risk, geographic investment risk, and transaction costs. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

11

The following information for Janus Diversified Alternatives Fund is added to Appendix A in the “Investment Objectives and Strategies of the Underlying Funds” section of the Prospectus. The following information for Janus Global Real Estate Fund is moved from the equity securities asset category to this asset category.

Potential Underlying Funds Included in the Alternatives Investments Asset Category
Janus Diversified Alternatives Fund seeks absolute return with low correlation to stocks and bonds. Under normal market conditions, the fund pursues its investment objective by investing in a diverse group of return drivers, each a “risk premia,” across equity, fixed income, commodity, and currency asset classes. Risk premia refers to the return that is expected for assuming a particular market risk. For example, investors expect a higher return in exchange for the perceived risks associated with investing in emerging markets as compared to investing in developed markets. Accordingly, a belief that emerging market equities may outperform developed market equities presents a risk premia opportunity. The fund seeks to generate returns by identifying and isolating diverse sources of potential risk premia, and combining these individual risk premia into a liquid portfolio that delivers consistent, absolute returns with a low correlation to the returns generated by investments in stocks and bonds. The fund employs a proprietary multi-factor process to allocate the fund’s assets across the various risk premia. The process begins with an approximate equal-weighted risk to each risk premia in which the fund invests, so that no individual risk premia contributes disproportionately to the fund’s risk profile and expected returns over the long term. Next, the fund applies additional advanced allocation methodologies to the portfolio to tactically adjust the weights of individual risk premia.

Janus Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

In addition, all references to Janus Protected Series – Global and Janus Protected Series – Growth are deleted in their entirety from the Funds’ Prospectuses.

Please retain this Supplement with your records.

12

Fund summary
Janus Conservative Allocation Fund	2
Janus Moderate Allocation Fund	9
Janus Growth Allocation Fund	16

Additional information about the Funds
Fees and expenses	23
Additional investment strategies and general portfolio policies	24
Risks of the Funds	26

Management of the Funds
Investment adviser	34
Management expenses	34
Investment personnel	36

Other information	37

Distributions and taxes	38

Shareholder’s guide
Pricing of fund shares	40
Choosing a share class	41
Distribution, servicing, and administrative fees	43
Payments to financial intermediaries by Janus Capital or its affiliates	44
Purchases	45
Exchanges	48
Redemptions	49
Excessive trading	51
Shareholder communications	53

Financial highlights	54

Appendix A	69

Glossary of investment terms	76

1 ï Janus Investment Fund

Fund summary

Janus Conservative Allocation Fund

Ticker:	JCAAX	Class A Shares	JCASX	Class S Shares	JSPCX	Class T Shares
	JCACX	Class C Shares	JCAIX	Class I Shares

INVESTMENT OBJECTIVE

Janus Conservative Allocation Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 45 of the Fund’s Prospectus and in the “Purchases” section on page 63 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T

Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses(1)	0.18%	0.20%	0.33%	0.18%	0.33%
Acquired Fund Fees and Expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.11%	1.89%	1.27%	0.87%	1.02%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,151	$1,849
Class C Shares	$292	$594	$1,021	$2,212
Class S Shares	$129	$403	$697	$1,534
Class I Shares	$89	$278	$482	$1,073
Class T Shares	$104	$325	$563	$1,248

2 ï Janus Conservative Allocation Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$908	$1,151	$1,849
Class C Shares	$192	$594	$1,021	$2,212
Class S Shares	$129	$403	$697	$1,534
Class I Shares	$89	$278	$482	$1,073
Class T Shares	$104	$325	$563	$1,248

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles. The Fund pursues this objective by investing in a diversified portfolio of underlying funds resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 40% to stocks and 60% to bonds and money market securities. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

The Fund’s asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

The Fund will normally allocate approximately 60% of its investments to underlying bond funds and money market instruments; and approximately 40% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid-capitalization companies, and international companies (including those with exposure to emerging markets). Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking income and, to a lesser extent, growth of capital. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

Main Risks Associated with the Fund
Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

3 ï Janus Conservative Allocation Fund

Affiliated Fund Risk. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.

Fixed-Income Securities Risk. Approximately 60% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price that the portfolio manager believes the security is currently worth.

Mortgage-Backed Securities Risk. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Market Risk. Approximately 40% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Foreign Exposure Risk. Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the

4 ï Janus Conservative Allocation Fund

Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Sovereign Debt Risk. An underlying fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

Exchange-Traded Funds Risk. Certain underlying funds may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Exchange-Traded Notes Risk. Certain underlying funds may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When an underlying fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on an underlying fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Derivatives Risk. Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, Class S Shares, and Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures

5 ï Janus Conservative Allocation Fund

do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class T Shares (calendar year-end)

2006	2007	2008	2009	2010	2011
11.09%	10.19%	−16.01%	23.37%	10.60%	1.39%

Best Quarter: Second Quarter 2009 10.64% Worst Quarter: Third Quarter 2008 −6.58%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2012 was 9.25%.

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)
Class T Shares

Return Before Taxes	1.39%	5.07%	6.04%

Return After Taxes on Distributions	0.44%	3.96%	5.00%

Return After Taxes on Distributions and Sale of Fund Shares(1)	0.99%	3.73%	4.63%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Conservative Allocation Index	3.61%	3.89%	4.89%
(reflects no deduction for expenses, fees, or taxes)

Class A Shares

Return Before Taxes(2)	−4.40%	3.68%	4.83%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Conservative Allocation Index	3.61%	3.89%	4.89%
(reflects no deduction for expenses, fees, or taxes)

Class C Shares

Return Before Taxes(3)	−0.28%	4.15%	5.10%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Conservative Allocation Index	3.61%	3.89%	4.89%
(reflects no deduction for expenses, fees, or taxes)

6 ï Janus Conservative Allocation Fund

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)

Class S Shares

Return Before Taxes	1.13%	4.63%	5.59%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Conservative Allocation Index	3.61%	3.89%	4.89%
(reflects no deduction for expenses, fees, or taxes)

Class I Shares

Return Before Taxes	1.59%	5.07%	6.04%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Conservative Allocation Index	3.61%	3.89%	4.89%
(reflects no deduction for expenses, fees, or taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The Conservative Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”) Index (12%).

After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

7 ï Janus Conservative Allocation Fund

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

8 ï Janus Conservative Allocation Fund

Fund summary

Janus Moderate Allocation Fund

Ticker:	JMOAX	Class A Shares	JMOSX	Class S Shares	JSPMX	Class T Shares
	JMOCX	Class C Shares	JMOIX	Class I Shares

INVESTMENT OBJECTIVE

Janus Moderate Allocation Fund seeks total return through growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 45 of the Fund’s Prospectus and in the “Purchases” section on page 63 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T

Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses(1)	0.15%	0.24%	0.33%	0.16%	0.34%
Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.14%	1.98%	1.32%	0.90%	1.08%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class C Shares	$301	$621	$1,068	$2,306
Class S Shares	$134	$418	$723	$1,590
Class I Shares	$92	$287	$498	$1,108
Class T Shares	$110	$343	$595	$1,317

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class C Shares	$201	$621	$1,068	$2,306
Class S Shares	$134	$418	$723	$1,590
Class I Shares	$92	$287	$498	$1,108
Class T Shares	$110	$343	$595	$1,317

9 ï Janus Moderate Allocation Fund

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles. The Fund pursues this objective by investing in a diversified portfolio of underlying funds resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 60% to stocks and 40% to bonds and money market securities. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

The Fund’s asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

The Fund will normally allocate approximately 60% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid-capitalization companies, and international companies (including those with exposure to emerging markets); and approximately 40% of its investments to underlying bond funds and money market instruments. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

Main Risks Associated with the Fund
Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

Affiliated Fund Risk. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

10 ï Janus Moderate Allocation Fund

Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.

Market Risk. Approximately 60% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Fixed-Income Securities Risk. Approximately 40% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price that the portfolio manager believes the security is currently worth.

Foreign Exposure Risk. Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Sovereign Debt Risk. An underlying fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

Mortgage-Backed Securities Risk. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition,

11 ï Janus Moderate Allocation Fund

investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Exchange-Traded Funds Risk. Certain underlying funds may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Exchange-Traded Notes Risk. Certain underlying funds may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When an underlying fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on an underlying fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Derivatives Risk. Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not

12 ï Janus Moderate Allocation Fund

available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class T Shares (calendar year-end)

2006	2007	2008	2009	2010	2011
14.28%	12.71%	−25.28%	30.34%	12.19%	−2.61%

Best Quarter: Second Quarter 2009 14.27% Worst Quarter: Fourth Quarter 2008 −11.62%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2012 was 10.26%.

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)
Class T Shares

Return Before Taxes	−2.61%	3.70%	5.39%

Return After Taxes on Distributions	−3.32%	2.81%	4.55%

Return After Taxes on Distributions and Sale of Fund Shares(1)	−1.57%	2.71%	4.22%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Moderate Allocation Index	0.96%	2.43%	4.16%
(reflects no deduction for expenses, fees, or taxes)

Class A Shares

Return Before Taxes(2)	−8.26%	2.33%	4.19%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Moderate Allocation Index	0.96%	2.43%	4.16%
(reflects no deduction for expenses, fees, or taxes)

Class C Shares

Return Before Taxes(3)	−4.34%	2.80%	4.46%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Moderate Allocation Index	0.96%	2.43%	4.16%
(reflects no deduction for expenses, fees, or taxes)

13 ï Janus Moderate Allocation Fund

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)

Class S Shares

Return Before Taxes	−2.93%	3.30%	4.97%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Moderate Allocation Index	0.96%	2.43%	4.16%
(reflects no deduction for expenses, fees, or taxes)

Class I Shares

Return Before Taxes	−2.47%	3.70%	5.39%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Moderate Allocation Index	0.96%	2.43%	4.16%
(reflects no deduction for expenses, fees, or taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The Moderate Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%), and the Morgan Stanley Capital International Emerging Markets Free Indexsm (2%).

After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

14 ï Janus Moderate Allocation Fund

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

15 ï Janus Moderate Allocation Fund

Fund summary

Janus Growth Allocation Fund

Ticker:	JGCAX	Class A Shares	JGCSX	Class S Shares	JSPGX	Class T Shares
	JGCCX	Class C Shares	JGCIX	Class I Shares

INVESTMENT OBJECTIVE

Janus Growth Allocation Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 45 of the Fund’s Prospectus and in the “Purchases” section on page 63 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T

Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses(1)	0.22%	0.33%	0.36%	0.20%	0.37%
Acquired Fund Fees and Expenses	0.76%	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	1.28%	2.14%	1.42%	1.01%	1.18%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class C Shares	$317	$670	$1,149	$2,472
Class S Shares	$145	$449	$776	$1,702
Class I Shares	$103	$322	$558	$1,236
Class T Shares	$120	$375	$649	$1,432

16 ï Janus Growth Allocation Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class C Shares	$217	$670	$1,149	$2,472
Class S Shares	$145	$449	$776	$1,702
Class I Shares	$103	$322	$558	$1,236
Class T Shares	$120	$375	$649	$1,432

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in other Janus mutual funds (“underlying funds”) that represent a variety of asset classes and investment styles. The Fund pursues this objective by investing in a diversified portfolio of underlying funds resulting in an allocation of the Fund’s investments that normally provides exposure of approximately 80% to stocks and 20% to bonds and money market securities. The target allocation and the allocation of the Fund’s assets among underlying funds are based on quantitative and qualitative analysis. Because it invests in other funds, the Fund is considered a “fund of funds.”

The Fund’s asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio manager regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. An independent asset allocation service provides evaluations of asset allocations that the portfolio manager may use in implementing the allocations among the underlying funds. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager may change the Fund’s asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior shareholder notice.

The Fund will normally allocate approximately 80% of its investments to underlying funds that provide varying exposure to common stocks of large U.S.-based companies, small- to mid-capitalization companies, and international companies (including those with exposure to emerging markets); and approximately 20% of its investments to underlying bond funds and money market instruments. Refer to Appendix A in this Prospectus for a brief description of the investment strategies of each of the currently available underlying funds.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock exposure tend to be more volatile than many other investment choices.

Main Risks Associated with the Fund
Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and other securities, using the optimization process (a process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds) and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

17 ï Janus Growth Allocation Fund

Affiliated Fund Risk. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.

Market Risk. Approximately 80% of the Fund’s assets are allocated to equity investments through investments in underlying funds. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Fixed-Income Securities Risk. Approximately 20% of the Fund’s assets are allocated to fixed-income securities through investments in underlying funds. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price that the portfolio manager believes the security is currently worth.

Foreign Exposure Risk. Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of an underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Sovereign Debt Risk. An underlying fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However investments in non-U.S. sovereign debt can involve a

18 ï Janus Growth Allocation Fund

high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

Mortgage-Backed Securities Risk. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Exchange-Traded Funds Risk. Certain underlying funds may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Exchange-Traded Notes Risk. Certain underlying funds may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When an underlying fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on an underlying fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Derivatives Risk. Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class T Shares (formerly named Class J Shares, the initial share class) of the Fund commenced operations with the Fund’s inception. Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class T Shares is calculated using the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.
•	The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If Class A Shares, Class C Shares, Class S Shares, and Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for

19 ï Janus Growth Allocation Fund

periods following the Fund’s commencement of Class A Shares, Class C Shares, Class S Shares, and Class I Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class T Shares (calendar year-end)

2006	2007	2008	2009	2010	2011
18.51%	15.73%	−34.91%	35.79%	13.40%	−6.49%

Best Quarter: Second Quarter 2009 18.37% Worst Quarter: Fourth Quarter 2008 −18.05%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2012 was 11.44%.

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)
Class T Shares

Return Before Taxes	−6.49%	1.64%	4.27%

Return After Taxes on Distributions	−6.91%	1.01%	3.66%

Return After Taxes on Distributions and Sale of Fund Shares(1)	−4.07%	1.13%	3.42%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Growth Allocation Index	−2.07%	0.80%	3.31%
(reflects no deduction for expenses, fees, or taxes)

Class A Shares

Return Before Taxes(2)	−11.93%	0.30%	3.10%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Growth Allocation Index	−2.07%	0.80%	3.31%
(reflects no deduction for expenses, fees, or taxes)

20 ï Janus Growth Allocation Fund

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	5 Years	Since Inception (12/30/05)

Class C Shares

Return Before Taxes(3)	−8.17%	0.75%	3.35%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Growth Allocation Index	−2.07%	0.80%	3.31%
(reflects no deduction for expenses, fees, or taxes)

Class S Shares

Return Before Taxes	−6.79%	1.27%	3.88%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Growth Allocation Index	−2.07%	0.80%	3.31%
(reflects no deduction for expenses, fees, or taxes)

Class I Shares

Return Before Taxes	−6.38%	1.64%	4.27%

S&P 500® Index	2.11%	−0.25%	2.26%
(reflects no deduction for expenses, fees, or taxes)

Growth Allocation Index	−2.07%	0.80%	3.31%
(reflects no deduction for expenses, fees, or taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The Growth Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays U.S. Aggregate Bond Index (20%), and the Morgan Stanley Capital International Emerging Markets Free Indexsm (5%).

After-tax returns are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class T Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

21 ï Janus Growth Allocation Fund

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

22 ï Janus Growth Allocation Fund

Additional information about the Funds

FEES AND EXPENSES

Each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Funds’ returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Funds’ assets among the underlying funds and the actual expenses of the underlying funds, including any expenses associated with the underlying funds’ investments in exchange-traded funds.

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2012.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.

•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.

•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.

•	“Other Expenses”

○	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
○	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
○	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

•	“Acquired Fund” refers to any underlying fund in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. A Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

•	Janus Capital has contractually agreed to waive each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2013. The expense limits are described in the “Management Expenses” section of this Prospectus.

•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

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ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

This Prospectus provides information about the Funds, a group of mutual funds that invest in Janus stock and bond mutual funds and money market instruments (the “underlying funds”). Because they invest in other funds, each Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks and bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Funds are best suited for long-term investors.

This section takes a closer look at the Funds’ principal investment strategies, as well as certain risks of investing in the Funds. Please carefully review the “Risks of the Funds” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.

The Funds offer three choices for different investment styles. Because investors’ risk tolerances, investment goals, investment time horizons, and financial circumstances may be different, each Fund offers an alternative strategy for attaining capital growth and income. The allocation to stocks and bonds in each Fund reflects its greater or lesser emphasis on pursuing growth of capital or current income. The following illustrates each Fund’s relative emphasis on seeking growth of capital and seeking income.

Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The following table indicates each Fund’s long-term expected average asset allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as the ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods.

Long-Term Expected Average Asset Allocation
	Janus Conservative Allocation Fund	Janus Moderate Allocation Fund	Janus Growth Allocation Fund
Stocks	40%	60%	80%
Bonds and Money Market Instruments	60%	40%	20%

Normal Asset Allocation Range
	Janus Conservative Allocation Fund	Janus Moderate Allocation Fund	Janus Growth Allocation Fund
Stocks	35%-45%	55%-65%	75%-85%
Bonds and Money Market Instruments	55%-65%	35%-45%	15%-25%

Each Fund will normally allocate its investments to underlying funds that provide varying exposure to large U.S.-based companies, small- to mid-capitalization companies, international companies (including those with exposure to emerging markets), and bonds and money market instruments. The allocations may change from time to time to reflect market fluctuations or in response to various economic or other factors as deemed appropriate by the portfolio manager.

Although each Fund can invest in any or all of the underlying funds described in Appendix A of this Prospectus, it is expected that each Fund will normally invest in only some of the underlying funds at any particular time. A Fund’s investment in any underlying fund may exceed 25% of such Fund’s total assets. For information on the underlying Janus funds currently available for investment by the Funds, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A. In addition to investing in the underlying funds shown in the following table, at the discretion of Janus Capital and without prior shareholder notification, the Funds may invest in additional Janus funds established in the future.

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The following table shows the asset categories and the list of currently available underlying funds for each category as of the date of this Prospectus. These categories and the respective underlying funds may change at any time without prior notice.

Asset Category – Potential Underlying Funds*
Equity Securities (Stocks)

INTECH Global Dividend Fund	Janus Global Life Sciences Fund	Janus Twenty Fund

INTECH International Fund	Janus Global Real Estate Fund	Janus Venture Fund

INTECH U.S. Core Fund	Janus Global Research Fund	Janus Worldwide Fund

INTECH U.S. Growth Fund	Janus Global Select Fund	Perkins Global Value Fund

INTECH U.S. Value Fund	Janus Global Technology Fund	Perkins Large Cap Value Fund

Janus Asia Equity Fund	Janus Growth and Income Fund	Perkins Mid Cap Value Fund

Janus Balanced Fund	Janus International Equity Fund	Perkins Select Value Fund

Janus Contrarian Fund	Janus Overseas Fund	Perkins Small Cap Value Fund

Janus Emerging Markets Fund	Janus Protected Series – Global	Perkins Value Plus Income Fund

Janus Enterprise Fund	Janus Protected Series – Growth

Janus Forty Fund	Janus Research Fund

Janus Fund	Janus Triton Fund

Fixed-Income Securities (Bonds)

Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Janus Global Bond Fund	Janus Real Return Fund

*	Each Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.

Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds’ asset values. In addition, the Funds may reallocate their assets among these or any underlying funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Funds and certain underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior notice to shareholders. Information regarding a Fund’s actual allocations to underlying funds is available to shareholders on a periodic basis through the Funds’ annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/advisor/mutual-funds. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.

The following chart summarizes the management process:

Action	Normal Frequency
Establish strategic asset class allocation policy	Annually

Monitor asset class allocations	Ongoing

Review/rebalance Fund allocations	Quarterly

Review asset (and sub-asset) class exposures/classifications	Annually

The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Funds and the underlying funds. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent.

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Cash Position
A Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Portfolio Turnover
The Funds normally seek long-term investment, although the Funds may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund’s investments, and the judgment of the portfolio manager. Changes are normally made in a Fund’s holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Funds’ transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.

RISKS OF THE FUNDS

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. To varying degrees, each Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. The allocation of each Fund’s assets to underlying funds may not be successful in achieving the Fund’s objective. There is a risk that you may achieve lower returns by investing in a Fund instead of investing directly in an underlying fund. A Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which a Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by a Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

There is additional risk for the Funds with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in a Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Funds do not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results. A Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying funds. The officers and Trustees of the Funds may also serve in the same capacity as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Funds and the underlying funds. Purchases and redemptions of an underlying fund by a Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted

26 ï Janus Investment Fund

in gains and could also increase an underlying fund’s transaction costs. Large redemptions by a Fund may cause an underlying fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.

Each Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.

An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.

The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investment allocation. The greater a Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.

Bank Loan Risk. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Certain underlying funds may invest in bank loans. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. Participation interests and assignments involve credit, interest rate, and liquidity risk. In addition, the bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings.

Collateral Risk. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

Commodity-Linked Derivative Investment Risk. Certain underlying funds may invest in derivatives that have exposure to the commodities markets. This exposure may subject a Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Concentration Risk. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.

27 ï Janus Investment Fund

Credit Quality Risk. Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Derivatives Risk. Certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent an underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.

Emerging Markets Risk. Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. For the underlying Janus Emerging Markets Fund, such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity market performance of developed markets. To the extent that an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. An underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have

28 ï Janus Investment Fund

customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Fixed-Income Securities Risk. Through a Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund is invested are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund would like or at the price that a portfolio manager believes the security is currently worth. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risk. Certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund’s performance than it would in a more geographically diversified portfolio. To the extent an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. An underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Growth Securities Risk. Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Service (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 50% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more

29 ï Janus Investment Fund

vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Although the Funds do not concentrate their investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

Investment Process Risk. The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On a routine basis, INTECH considers changes to its mathematical investment process. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

Leverage Risk. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund’s investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including for investment purposes, as well as engaging in the use of short sales. An underlying fund’s use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

Long/Short Position Risk. The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.

Market Risk. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. If the value of the underlying fund’s portfolio decreases, an

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underlying fund’s net asset value will also decrease, resulting in a decrease in a Fund’s net asset value, which means if you sell your shares in the Fund you may lose money.

It is also important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Mortgage-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.

In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Nondiversification Risk. Certain underlying funds are classified as nondiversified under the 1940 Act and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of

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securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.

Portfolio Turnover Risk. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance.

Real Estate Risk. Investments in certain underlying funds may be subject to many of the same risks as a direct investment in real estate. The value of securities of issuers in the real estate and real estate-related industries, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Securities Lending Risk. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Each underlying fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.

Small- and Mid-Sized Companies Risk. Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.

Sovereign Debt Risk. Certain underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt

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position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Value Investing Risk. Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

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Management of the Funds

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Funds and the underlying funds. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Funds.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administration, compliance, and accounting services for the Funds. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Funds and generally pays the salaries, fees, and expenses of Fund officers with respect to services provided to the Funds, although some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds.

MANAGEMENT EXPENSES

Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.

The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets.

			Actual Investment
		Contractual	Advisory Fee
	Average Daily	Investment	Rate(1) (%) (for
	Net Assets	Advisory Fee (%)	the fiscal year ended
Fund Name	of the Fund	(annual rate)	June 30, 2012)
Janus Conservative Allocation Fund	All Asset Levels	0.05	0.05

Janus Moderate Allocation Fund	All Asset Levels	0.05	0.05

Janus Growth Allocation Fund	All Asset Levels	0.05	0.05

(1)	Janus Capital has agreed to waive each Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain levels until at least November 1, 2013. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements is included in the Funds’ annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency

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Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2013.

Fund Name	Expense Limit Percentage (%)
Janus Conservative Allocation Fund	0.40

Janus Moderate Allocation Fund	0.39

Janus Growth Allocation Fund	0.45

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

INTECH Investment Management LLC (“INTECH”) serves as subadviser to five of the available underlying funds: INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”). INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying INTECH Funds. Janus Capital owns approximately 95% of INTECH.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to two of the available underlying funds: Janus Asia Equity Fund and Janus Emerging Markets Fund. Janus Singapore, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811, has been in the investment advisory business since 2011 and also serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus Capital. As subadviser, Janus Singapore provides advisory services to the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to six of the available underlying funds: Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

THIRD PARTY CONSULTANT

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Funds. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the underlying funds’ portfolio managers’ and/or investment personnel’s investment style. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. Janus Capital pays Wilshire a fee for its consulting services.

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INVESTMENT PERSONNEL

Janus Conservative Allocation Fund
Janus Moderate Allocation Fund
Janus Growth Allocation Fund
Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and Janus Growth Allocation Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Funds’ cash management. Mr. Scherman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Mr. Scherman holds a Bachelor’s degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Fund(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.

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Other information

CLOSED FUND POLICIES

A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund’s ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in the closed funds’ prospectuses.

LIQUIDATION/REORGANIZATION OF A FUND

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE FUNDS

The Funds are distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Distribution Schedule
Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain

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states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Fund, if you hold Class I Shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund, if you hold Class I Shares directly with Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a Fund or underlying fund may generate nonqualified income that can impact an investor’s taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distributions each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

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Shareholder’s guide

The Funds offer multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents, and employees of Janus Capital or its affiliates.

PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of a Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may

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change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds’ Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in a Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.

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Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more

Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class C Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	$500,000

Minimum aggregate account balance	None

12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

Class S Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

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Class I Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class T Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

Class	12b-1 Fee for the Funds
Class A Shares	0.25%

Class C Shares	1.00%	(1)

Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

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Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services remits these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to order processing for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

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In addition, for all share classes, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With the exception of Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares at the discretion of Janus Capital. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

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Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Capital Group Inc. (“JCGI”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

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Initial Sales Charge

Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None (2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost

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information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

48 ï Janus Investment Fund

•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

•	You must meet the minimum investment amount for each fund.

•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”

•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these accounts of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

49 ï Janus Investment Fund

Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

•	Retirement plan shareholders taking required minimum distributions;

•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

50 ï Janus Investment Fund

Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). Each Fund is intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Janus funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of Shares from the same Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of a Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.

The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds’ excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

51 ï Janus Investment Fund

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds’ methods to detect and deter excessive trading.

Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.

Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by a Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of an underlying fund or a Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

Although each Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings, consisting of at least the names of the holdings, are generally available on a

52 ï Janus Investment Fund

calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janus.com/info.

Each Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to an underlying fund’s performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

SHAREHOLDER COMMUNICATIONS

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments in the underlying funds and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with a Fund) to obtain these reports. The Funds’ fiscal year ends June 30.

53 ï Janus Investment Fund

Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).

Effective February 16, 2010, Class J Shares were renamed Class T Shares and the eligibility requirements changed so that only clients investing through a third-party intermediary may purchase Class T Shares.

Janus Conservative Allocation Fund – Class A
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.38	$11.24	$11.08		$10.13

Income from investment operations:
Net investment income/(loss)	0.29	0.47	0.33		0.02
Net gain/(loss) on investments (both realized and unrealized)	0.05	1.10	0.20		0.93
Total from investment operations	0.34	1.57	0.53		0.95

Less distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.37)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.35)	(0.43)	(0.37)		—

Net asset value, end of period	$12.37	$12.38	$11.24		$11.08

Total return(3)	2.91%	14.08%	4.75%		9.38%

Net assets, end of period (in thousands)	$8,064	$4,804	$1,173		$235
Average net assets for the period (in thousands)	$6,495	$2,950	$710		$41
Ratio of gross expenses to average net assets(4)(5)	0.44%	0.38%	0.39%		0.45%
Ratio of net expenses to average net assets(4)(5)	0.44%	0.38%	0.39%		0.37%
Ratio of net investment income/(loss) to average net assets(4)	2.36%	3.79%	2.67%		2.70%
Portfolio turnover rate	10%	12%	12%	(3)	21%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class A Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

54 ï Janus Investment Fund

Janus Conservative Allocation Fund – Class C
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.26	$11.17	$11.06		$10.13

Income from investment operations:
Net investment income/(loss)	0.22	0.40	0.32		0.01
Net gain/(loss) on investments (both realized and unrealized)	0.03	1.07	0.14		0.92
Total from investment operations	0.25	1.47	0.46		0.93

Less distributions:
Dividends from net investment income	(0.32)	(0.38)	(0.35)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.32)	(0.38)	(0.35)		—

Net asset value, end of period	$12.19	$12.26	$11.17		$11.06

Total return(3)	2.19%	13.25%	4.17%		9.18%

Net assets, end of period (in thousands)	$13,969	$7,808	$1,648		$253
Average net assets for the period (in thousands)	$11,010	$4,096	$953		$54
Ratio of gross expenses to average net assets(4)(5)	1.19%	1.14%	1.14%		1.20%
Ratio of net expenses to average net assets(4)(5)	1.19%	1.14%	1.14%		1.13%
Ratio of net investment income/(loss) to average net assets(4)	1.65%	2.98%	1.81%		1.87%
Portfolio turnover rate	10%	12%	12%	(3)	21%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class C Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

55 ï Janus Investment Fund

Janus Conservative Allocation Fund – Class S
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.37	$11.24	$11.07		$10.13

Income from investment operations:
Net investment income/(loss)	0.26	0.41	0.30		0.06
Net gain/(loss) on investments (both realized and unrealized)	0.06	1.13	0.20		0.88
Total from investment operations	0.32	1.54	0.50		0.94

Less distributions:
Dividends from net investment income	(0.34)	(0.41)	(0.33)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.34)	(0.41)	(0.33)		—

Net asset value, end of period	$12.35	$12.37	$11.24		$11.07

Total return(3)	2.77%	13.82%	4.48%		9.28%

Net assets, end of period (in thousands)	$1,160	$520	$125		$164
Average net assets for the period (in thousands)	$967	$336	$126		$127
Ratio of gross expenses to average net assets(4)(5)	0.59%	0.62%	0.64%		0.67%
Ratio of net expenses to average net assets(4)(5)	0.59%	0.62%	0.64%		0.65%
Ratio of net investment income/(loss) to average net assets(4)	2.28%	3.84%	2.47%		2.22%
Portfolio turnover rate	10%	12%	12%	(3)	21%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class S Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

56 ï Janus Investment Fund

Janus Conservative Allocation Fund – Class I
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.42	$11.26	$11.10		$10.13

Income from investment operations:
Net investment income/(loss)	0.33	0.43	0.43		0.02
Net gain/(loss) on investments (both realized and unrealized)	0.05	1.17	0.10		0.95
Total from investment operations	0.38	1.60	0.53		0.97

Less distributions:
Dividends from net investment income	(0.36)	(0.44)	(0.37)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.36)	(0.44)	(0.37)		—

Net asset value, end of period	$12.44	$12.42	$11.26		$11.10

Total return(3)	3.22%	14.34%	4.78%		9.58%

Net assets, end of period (in thousands)	$2,354	$2,505	$545		$11
Average net assets for the period (in thousands)	$2,250	$1,411	$265		$2
Ratio of gross expenses to average net assets(4)(5)	0.20%	0.18%	0.15%		0.20%
Ratio of net expenses to average net assets(4)(5)	0.20%	0.18%	0.14%		0.13%
Ratio of net investment income/(loss) to average net assets(4)	2.65%	3.84%	2.53%		2.98%
Portfolio turnover rate	10%	12%	12%	(3)	21%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class I Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

57 ï Janus Investment Fund

Janus Conservative Allocation Fund – Class T†
	Years or Period ended June 30				Years ended October 31
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.42	$11.26	$11.09		$9.52	$12.09	$10.82

Income from investment operations:
Net investment income/(loss)	0.15	0.26	0.72		0.38	0.33	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.21	1.32	(0.20)		1.52	(2.46)	1.23
Total from investment operations	0.36	1.58	0.52		1.90	(2.13)	1.49

Less distributions:
Dividends from net investment income	(0.36)	(0.42)	(0.35)		(0.33)	(0.29)	(0.20)
Distributions from capital gains	—	—	—		—	(0.15)	(0.02)
Total distributions	(0.36)	(0.42)	(0.35)		(0.33)	(0.44)	(0.22)

Net asset value, end of period	$12.42	$12.42	$11.26		$11.09	$9.52	$12.09

Total return(2)	3.03%	14.15%	4.70%		20.71%	(18.26)%	13.98%

Net assets, end of period (in thousands)	$28,323	$16,648	$9,999		$114,544	$83,219	$68,704
Average net assets for the period (in thousands)	$22,198	$12,762	$60,927		$90,262	$88,345	$41,512
Ratio of gross expenses to average net assets(3)(4)	0.34%	0.36%	0.31%		0.33%	0.25%	0.36%
Ratio of net expenses to average net assets(3)(4)	0.31%	0.36%	0.31%		0.30%	0.17%	0.17%
Ratio of net investment income/(loss) to average net assets(3)	2.37%	3.77%	3.62%		4.14%	3.16%	3.04%
Portfolio turnover rate	10%	12%	12%	(2)	21%	90%	16%

†	Formerly named Class J Shares.
(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.

(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

58 ï Janus Investment Fund

Janus Moderate Allocation Fund – Class A
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.57	$10.95	$10.80		$9.68

Income from investment operations:
Net investment income/(loss)	0.24	0.34	0.18		0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.58	0.24		1.10
Total from investment operations	(0.07)	1.92	0.42		1.12

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.27)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.29)	(0.30)	(0.27)		—

Net asset value, end of period	$12.21	$12.57	$10.95		$10.80

Total return(3)	(0.41)%	17.59%	3.81%		11.57%

Net assets, end of period (in thousands)	$5,720	$5,498	$1,844		$1,145
Average net assets for the period (in thousands)	$5,484	$3,818	$1,676		$424
Ratio of gross expenses to average net assets(4)(5)	0.42%	0.50%	0.40%		0.48%
Ratio of net expenses to average net assets(4)(5)	0.42%	0.50%	0.40%		0.44%
Ratio of net investment income/(loss) to average net assets(4)	1.98%	2.88%	1.82%		1.43%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class A Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

59 ï Janus Investment Fund

Janus Moderate Allocation Fund – Class C
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.46	$10.88	$10.77		$9.68

Income from investment operations:
Net investment income/(loss)	0.15	0.26	0.21		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.32)	1.57	0.15		1.08
Total from investment operations	(0.17)	1.83	0.36		1.09

Less distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.25)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.27)	(0.25)	(0.25)		—

Net asset value, end of period	$12.02	$12.46	$10.88		$10.77

Total return(3)	(1.27)%	16.86%	3.33%		11.26%

Net assets, end of period (in thousands)	$8,397	$7,572	$2,509		$406
Average net assets for the period (in thousands)	$7,945	$5,021	$1,469		$113
Ratio of gross expenses to average net assets(4)(5)	1.26%	1.16%	1.16%		1.26%
Ratio of net expenses to average net assets(4)(5)	1.26%	1.16%	1.16%		1.20%
Ratio of net investment income/(loss) to average net assets(4)	1.10%	1.85%	0.87%		0.71%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class C Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

60 ï Janus Investment Fund

Janus Moderate Allocation Fund – Class S
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.52	$10.91	$10.78		$9.68

Income from investment operations:
Net investment income/(loss)	0.24	0.29	0.25		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	1.62	0.14		1.09
Total from investment operations	(0.10)	1.91	0.39		1.10

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.26)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.28)	(0.30)	(0.26)		—

Net asset value, end of period	$12.14	$12.52	$10.91		$10.78

Total return(3)	(0.64)%	17.56%	3.57%		11.36%

Net assets, end of period (in thousands)	$1,595	$416	$58		$11
Average net assets for the period (in thousands)	$1,042	$374	$26		$1
Ratio of gross expenses to average net assets(4)(5)	0.60%	0.64%	0.66%		0.92%
Ratio of net expenses to average net assets(4)(5)	0.60%	0.64%	0.66%		0.77%
Ratio of net investment income/(loss) to average net assets(4)	1.88%	2.92%	1.35%		1.59%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class S Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

61 ï Janus Investment Fund

Janus Moderate Allocation Fund – Class I
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.60	$10.96	$10.80		$9.68

Income from investment operations:
Net investment income/(loss)	0.26	0.34	0.26		0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	1.61	0.17		1.07
Total from investment operations	(0.03)	1.95	0.43		1.12

Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.27)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.30)	(0.31)	(0.27)		—

Net asset value, end of period	$12.27	$12.60	$10.96		$10.80

Total return(3)	(0.12)%	17.91%	3.96%		11.57%

Net assets, end of period (in thousands)	$5,640	$4,510	$1,625		$36
Average net assets for the period (in thousands)	$5,003	$3,130	$757		$29
Ratio of gross expenses to average net assets(4)(5)	0.17%	0.17%	0.16%		0.19%
Ratio of net expenses to average net assets(4)(5)	0.17%	0.17%	0.16%		0.18%
Ratio of net investment income/(loss) to average net assets(4)	2.18%	2.56%	1.70%		1.72%
Portfolio turnover rate	18%	15%	11%	(3)	19%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class I Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

62 ï Janus Investment Fund

Janus Moderate Allocation Fund – Class T†
	Years or Period ended June 30				Years ended October 31
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.60	$10.95	$10.79		$9.05	$12.95	$11.04

Income from investment operations:
Net investment income/(loss)	0.32	0.11	0.56		0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.38)	1.84	(0.14)		1.71	(3.64)	1.86
Total from investment operations	(0.06)	1.95	0.42		2.03	(3.33)	2.09

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.26)		(0.29)	(0.29)	(0.16)
Distributions from capital gains	—	—	—		—	(0.28)	(0.02)
Total distributions	(0.29)	(0.30)	(0.26)		(0.29)	(0.57)	(0.18)

Net asset value, end of period	$12.25	$12.60	$10.95		$10.79	$9.05	$12.95

Total return(2)	(0.33)%	17.89%	3.80%		23.19%	(26.77)%	19.16%

Net assets, end of period (in thousands)	$15,651	$20,254	$10,268		$160,742	$110,756	$123,007
Average net assets for the period (in thousands)	$19,099	$16,051	$83,813		$124,910	$132,650	$87,462
Ratio of gross expenses to average net assets(3)(4)	0.36%	0.35%	0.30%		0.33%	0.24%	0.27%
Ratio of net expenses to average net assets(3)(4)	0.31%	0.35%	0.30%		0.32%	0.20%	0.20%
Ratio of net investment income/(loss) to average net assets(3)	2.12%	2.88%	2.63%		3.48%	2.63%	2.24%
Portfolio turnover rate	18%	15%	11%	(2)	19%	71%	15%

†	Formerly named Class J Shares.
(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.

(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

63 ï Janus Investment Fund

Janus Growth Allocation Fund – Class A
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.49	$10.47	$10.35		$9.16

Income from investment operations:
Net investment income/(loss)	0.16	0.19	0.17		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.68)	2.04	0.14		1.18
Total from investment operations	(0.52)	2.23	0.31		1.19

Less distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.19)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.19)	(0.21)	(0.19)		—

Net asset value, end of period	$11.78	$12.49	$10.47		$10.35

Total return(3)	(4.04)%	21.38%	2.96%		12.99%

Net assets, end of period (in thousands)	$2,683	$2,768	$628		$149
Average net assets for the period (in thousands)	$2,684	$1,640	$343		$99
Ratio of gross expenses to average net assets(4)(5)	0.48%	0.44%	0.39%		0.50%
Ratio of net expenses to average net assets(4)(5)	0.48%	0.44%	0.37%		0.47%
Ratio of net investment income/(loss) to average net assets(4)	1.34%	1.61%	0.92%		0.56%
Portfolio turnover rate	18%	26%	13%	(3)	23%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class A Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.

(4)	Annualized for periods of less than one full year.

(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

64 ï Janus Investment Fund

Janus Growth Allocation Fund – Class C
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.37	$10.40	$10.33		$9.16

Income from investment operations:
Net investment income/(loss)	0.08	0.16	0.13		—
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	1.96	0.13		1.17
Total from investment operations	(0.61)	2.12	0.26		1.17

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.19)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.16)	(0.15)	(0.19)		—

Net asset value, end of period	$11.60	$12.37	$10.40		$10.33

Total return(3)	(4.82)%	20.39%	2.41%		12.77%

Net assets, end of period (in thousands)	$3,791	$2,736	$706		$110
Average net assets for the period (in thousands)	$3,325	$1,446	$398		$20
Ratio of gross expenses to average net assets(4)(5)	1.34%	1.21%	1.14%		1.37%
Ratio of net expenses to average net assets(4)(5)	1.34%	1.21%	1.13%		1.26%
Ratio of net investment income/(loss) to average net assets(4)	0.46%	0.51%	0.27%		(0.18)%
Portfolio turnover rate	18%	26%	13%	(3)	23%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class C Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

65 ï Janus Investment Fund

Janus Growth Allocation Fund – Class S
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.45	$10.45	$10.35		$9.16

Income from investment operations:
Net investment income/(loss)	0.18	0.21	0.15		—
Net gain/(loss) on investments (both realized and unrealized)	(0.70)	2.00	0.14		1.19
Total from investment operations	(0.52)	2.21	0.29		1.19

Less distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.19)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.19)	(0.21)	(0.19)		—

Net asset value, end of period	$11.74	$12.45	$10.45		$10.35

Total return(3)	(4.10)%	21.15%	2.73%		12.99%

Net assets, end of period (in thousands)	$1,613	$753	$30		$11
Average net assets for the period (in thousands)	$1,268	$558	$19		$1
Ratio of gross expenses to average net assets(4)(5)	0.60%	0.67%	0.65%		0.91%
Ratio of net expenses to average net assets(4)(5)	0.60%	0.67%	0.65%		0.67%
Ratio of net investment income/(loss) to average net assets(4)	1.11%	1.61%	0.68%		0.66%
Portfolio turnover rate	18%	26%	13%	(3)	23%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class S Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

66 ï Janus Investment Fund

Janus Growth Allocation Fund – Class I
					Period ended
	Years or Period ended June 30				October 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.53	$10.49	$10.37		$9.16

Income from investment operations:
Net investment income/(loss)	0.20	0.22	0.23		—
Net gain/(loss) on investments (both realized and unrealized)	(0.67)	2.04	0.09		1.21
Total from investment operations	(0.47)	2.26	0.32		1.21

Less distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.20)		—
Distributions from capital gains	—	—	—		—
Total distributions	(0.20)	(0.22)	(0.20)		—

Net asset value, end of period	$11.86	$12.53	$10.49		$10.37

Total return(3)	(3.62)%	21.58%	3.03%		13.21%

Net assets, end of period (in thousands)	$3,647	$2,316	$1,938		$11
Average net assets for the period (in thousands)	$2,587	$2,178	$1,065		$1
Ratio of gross expenses to average net assets(4)(5)	0.21%	0.25%	0.14%		0.49%
Ratio of net expenses to average net assets(4)(5)	0.21%	0.25%	0.13%		0.29%
Ratio of net investment income/(loss) to average net assets(4)	1.44%	1.72%	0.86%		1.04%
Portfolio turnover rate	18%	26%	13%	(3)	23%

(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class I Shares) through October 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

67 ï Janus Investment Fund

Janus Growth Allocation Fund – Class T†
	Years or Period ended June 30				Years ended October 31
	2012	2011	2010(1)		2009	2008	2007

Net asset value, beginning of period	$12.54	$10.48	$10.36		$8.62	$13.95	$11.34

Income from investment operations:
Net investment income/(loss)	0.15	0.21	0.29		0.26	0.24	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.65)	2.04	0.01		1.69	(4.93)	2.62
Total from investment operations	(0.50)	2.25	0.30		1.95	(4.69)	2.78

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.18)		(0.21)	(0.24)	(0.13)
Distributions from capital gains	—	—	—		—	(0.40)	(0.04)
Total distributions	(0.20)	(0.19)	(0.18)		(0.21)	(0.64)	(0.17)

Net asset value, end of period	$11.84	$12.54	$10.48		$10.36	$8.62	$13.95

Total return(2)	(3.90)%	21.55%	2.86%		23.32%	(35.15)%	24.81%

Net assets, end of period (in thousands)	$12,992	$12,451	$10,459		$190,737	$143,425	$176,461
Average net assets for the period (in thousands)	$12,693	$11,585	$96,998		$154,899	$183,091	$124,708
Ratio of gross expenses to average net assets(3)(4)	0.38%	0.35%	0.33%		0.37%	0.26%	0.28%
Ratio of net expenses to average net assets(3)(4)	0.34%	0.35%	0.33%		0.36%	0.24%	0.24%
Ratio of net investment income/(loss) to average net assets(3)	1.46%	1.62%	1.84%		2.90%	1.95%	1.32%
Portfolio turnover rate	18%	26%	13%	(2)	23%	55%	19%

†	Formerly named Class J Shares.
(1)	Period November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Not annualized for periods of less than one full year.
(3)	Annualized for periods of less than one full year.

(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

68 ï Janus Investment Fund

Appendix A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS

The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The Funds may allocate assets to all or some of these underlying funds when rebalancing the Funds’ investments. At the discretion of Janus Capital and without shareholder notice, the Funds may invest in additional Janus funds established in the future.

Potential Underlying Funds Included in the Equity Securities Asset Category
INTECH Global Dividend Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities.

INTECH International Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. Core Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. Growth Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. Value Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Janus Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations,

69 ï Janus Investment Fund

mortgage-backed securities and other mortgage-related products, and short-term investments. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Emerging Markets Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World Indexsm, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds. The fund may invest in companies of any market capitalization.

Janus Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $19.1 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of June 30, 2012, the fund’s weighted average market capitalization was $86.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Global Life Sciences Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

Janus Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings

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will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

Janus Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

Janus Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets. As of June 30, 2012, the fund held stocks of 53 companies. Of these holdings, 30 comprised approximately 75.08% of the fund’s holdings.

Janus Global Technology Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

Janus International Equity Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

Janus Overseas Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Protected Series – Global seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for

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any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

Janus Protected Series – Growth seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

Janus Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

Janus Twenty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $53 million to $3.8 billion. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

Janus Worldwide Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of

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companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

Perkins Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

Perkins Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $400.1 billion, and the median market capitalization was $4.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in exchange-traded funds (“ETFs”), including commodity-related ETFs, cash or similar investments.

Perkins Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $18.5 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

Perkins Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $85 million to $2.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.

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Perkins Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

Potential Underlying Funds Included in the Fixed-Income Securities Asset Category
Janus Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

Janus Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

Janus Real Return Fund seeks real return consistent with preservation of capital. The fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The fund’s investments in U.S. Treasury securities may also include Treasury Inflation Protected Securities, also known as TIPS. As utilized by the fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. The fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk bonds.” Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, mortgage-backed securities, zero-coupon bonds, and agency securities. The fund may invest in foreign debt securities.

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Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest, as well as some general investment terms. The underlying funds may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by an underlying fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, an underlying fund’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

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may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s or an underlying fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

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Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of an underlying fund’s total assets in an industry or group of industries.

Leverage is when an underlying fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, an underlying fund’s short sales effectively leverage the underlying fund’s assets. The use of leverage may make any change in an underlying fund’s NAV even greater and thus result in increased volatility of returns. An underlying fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower an underlying fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when an underlying fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which an underlying fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The Funds’ and the underlying funds’ Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-1879.

                                                                                                                          ▼ October 26, 2012

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class T Shares Ticker
Asset Allocation
Janus World Allocation Fund	JAMPX	JCMPX	JSMPX	JIMPX	JAMTX

Janus Investment Fund

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus World Allocation Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.

The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
Janus World Allocation Fund	2

Additional information about the Fund
Fees and expenses	10
Additional investment strategies and general portfolio policies	11
Risks of the Fund	13

Management of the Fund
Investment adviser	21
Management expenses	21
Investment personnel	22

Other information	23

Distributions and taxes	24

Shareholder’s guide
Pricing of fund shares	26
Choosing a share class	27
Distribution, servicing, and administrative fees	29
Payments to financial intermediaries by Janus Capital or its affiliates	30
Purchases	31
Exchanges	34
Redemptions	35
Excessive trading	37
Shareholder communications	39

Financial highlights	40

Appendix A	45

Glossary of investment terms	52

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Fund summary

Janus World Allocation Fund

Ticker:	JAMPX	Class A Shares	JSMPX	Class S Shares	JAMTX	Class T Shares
	JCMPX	Class C Shares	JIMPX	Class I Shares

INVESTMENT OBJECTIVE

Janus World Allocation Fund seeks long-term growth of capital with a secondary emphasis on income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 31 of the Fund’s Prospectus and in the “Purchases” section on page 64 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class T

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class T

Management Fees	0.07%	0.07%	0.07%	0.07%	0.07%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None
Other Expenses	1.73%	1.84%	1.96%	1.76%	1.89%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses(1)	2.79%	3.65%	3.02%	2.57%	2.70%
Fee Waiver(1)	1.33%	1.44%	1.31%	1.36%	1.24%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.46%	2.21%	1.71%	1.21%	1.46%

(1)	Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares); brokerage commissions; interest; dividends; taxes; and extraordinary expenses) to 0.45% until at least November 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$841	$1,390	$1,964	$3,514
Class C Shares	$467	$1,117	$1,888	$3,906
Class S Shares	$305	$933	$1,587	$3,337
Class I Shares	$260	$799	$1,365	$2,905
Class T Shares	$273	$838	$1,430	$3,032

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If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$841	$1,390	$1,964	$3,514
Class C Shares	$367	$1,117	$1,888	$3,906
Class S Shares	$305	$933	$1,587	$3,337
Class I Shares	$260	$799	$1,365	$2,905
Class T Shares	$273	$838	$1,430	$3,032

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a diversified portfolio of other Janus mutual funds (“underlying funds”) and securities that provide exposure to issuers located throughout the world. Through its investment in the underlying funds, the Fund invests in issuers from several different countries, including the United States, and may, under unusual circumstances, be invested in a single country. The Fund may also have significant exposure to emerging markets. Because it invests in other funds, the Fund is considered a “fund of funds.” The Fund utilizes Janus Capital’s proprietary process to allocate assets across the following three asset categories (as defined by Janus Capital):

•	Core – The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the underlying funds in the Core category is to provide shareholders with access to a broad range of investable assets in proportion to each asset class’ representation in today’s global, integrated market as determined by Janus Capital.

•	Alpha – The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.

•	Alternative – The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), investments with hedge fund strategy exposure, commodities-related securities, real estate-related securities, and structured products.

The Fund attempts to maximize returns by investing the Fund’s assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate-related securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund’s assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager’s judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

The Fund’s portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals (“Asset Allocation Committee”) to regularly review the process and the allocation of the Fund’s assets among the underlying funds to determine modifications to the underlying funds’ asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.

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The Fund’s investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund’s asset class or category, category allocations, underlying funds, or underlying fund weightings may change without prior shareholder notice.

The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A.

The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.

The Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) including, but not limited to, swap agreements to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. For more information on the Fund’s use of derivatives, refer to the Fund’s shareholder reports and Form N-Q reports, which are filed with the Securities and Exchange Commission.

When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

Main Risks Associated with the Fund
Allocation Risk. The Fund’s ability to achieve its investment objective depends largely upon the portfolio manager’s allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

Derivatives Risk. The Fund and certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

Commodity-Linked Derivative Investment Risk. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Exchange-Traded Funds Risk. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with

4 ï Janus World Allocation Fund

investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Affiliated Fund Risk. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus mutual funds are generally higher than the fees paid to Janus Capital by the Fund or by other funds and share classes available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds and share classes for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

Main Risks Associated with the Underlying Funds and Securities
The biggest risk is that the underlying funds’ returns will vary, and you could lose money.

Market Risk. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Fixed-Income Securities Risk. Through the Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund’s portfolio manager would like or at the price that the portfolio manager believes the security is currently worth.

Foreign Exposure Risk. The Fund and certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, the Fund’s and an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund or an underlying fund has invested a significant amount of its assets may have a greater effect on the Fund’s or an underlying Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s or an underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s or an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s or an underlying fund’s investments. To the extent that the Fund or an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a

5 ï Janus World Allocation Fund

single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Mortgage-Backed Securities Risk. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Sovereign Debt Risk. An underlying fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser Modular Portfolio Construction® Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. Performance information for each underlying fund is available in its prospectus and/or the most recent annual or semiannual report. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

6 ï Janus World Allocation Fund

Annual Total Returns for Class I Shares (calendar year-end)

2009	2010	2011
28.87%	11.54%	−8.00%

Best Quarter: Second Quarter 2009 14.90% Worst Quarter: Third Quarter 2011 −13.38%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2012 was 8.19%.

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	Since Inception of Predecessor Fund (9/3/08)
Class I Shares

Return Before Taxes	−8.00%	0.06%

Return After Taxes on Distributions	−9.03%	−0.71%

Return After Taxes on Distributions and Sale of Fund Shares(1)	−4.11%	−0.15%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class A Shares

Return Before Taxes(2)	−13.24%	−1.79%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class C Shares

Return Before Taxes(3)	−9.46%	−0.62%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

Class S Shares

Return Before Taxes	−8.07%	−0.19%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

7 ï Janus World Allocation Fund

Average Annual Total Returns (periods ended 12/31/11)
	1 Year	Since Inception of Predecessor Fund (9/3/08)

Class T Shares

Return Before Taxes	−7.87%	0.03%

Morgan Stanley Capital International All Country World Indexsm	−7.35%	−0.71%
(net of foreign withholding taxes) (reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

World Allocation Index	−2.72%	2.25%
(reflects no deduction for expenses, fees, or taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

The World Allocation Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Indexsm (65%) and the Barclays Global Aggregate Bond Index (35%).

After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Manager: Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has managed since inception.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable)

8 ï Janus World Allocation Fund

prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

9 ï Janus World Allocation Fund

Additional information about the Fund

FEES AND EXPENSES

The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund’s returns are net of these expenses. Expenses may be higher or lower depending upon the allocation of the Fund’s assets among the underlying funds and the actual expenses of the underlying funds, including any expenses associated with investments in exchange-traded funds.

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2012.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.

•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in the Fund Summary.

•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.

•	“Other Expenses”

○	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.
○	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Fund’s transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
○	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

•	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses the Fund incurs as a result of investing in shares of an underlying fund. The Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

•	Janus Capital has contractually agreed to waive the Fund’s “Total Annual Fund Operating Expenses” to a certain limit until at least November 1, 2013. The expense limit is described in the “Management Expenses” section of this Prospectus.

•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

10 ï Janus Investment Fund

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

This Prospectus provides information about the Fund, a mutual fund that invests in a diversified portfolio of underlying Janus mutual funds and securities. Because it invests in other funds, the Fund is considered a “fund of funds.” The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

This section takes a closer look at the Fund’s principal investment strategies, as well as certain risks of investing in the Fund. Please carefully review the “Risks of the Fund” section of this Prospectus for a discussion of risks associated with certain investment techniques. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout this Prospectus.

Janus Capital’s proprietary process involves a portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

Janus Capital’s process attempts to maximize returns for a targeted level of risk by investing the Fund’s assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate-related securities), and alternative investment strategies (such as leveraged and sector-based strategies).

Define and Allocate Among Asset Categories. During the first part of the process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes’ representation in today’s global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities-related securities, real estate-related securities, structured products, or funds that invest in them.

The following table illustrates the Fund’s expected average asset allocation ranges, under normal market conditions, among the asset categories.

Asset Category(1)	Allocation Range
Core	30%-80%

Alpha	15%-60%

Alternative	0%-20%

(1)	As defined by Janus Capital.

Optimization. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager’s judgment on asset allocations (“optimization process”).

The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

Rebalancing. On a quarterly basis, the Fund’s investments are rebalanced to reflect changes resulting from Janus Capital’s optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund’s expected average asset allocation ranges, under normal market conditions, among the asset classes.

11 ï Janus Investment Fund

Asset Class	Allocation Range
Equity	30%-80%

Fixed Income	20%-60%

Alternative Strategies(1)	0%-20%

(1)	Alternative Strategies include, but are not limited to, commodities-related securities, real estate-related securities, and other securities less correlated to the market.

Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund’s investment in any underlying fund may exceed 25% of the Fund’s total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see “Investment Objectives and Strategies of the Underlying Funds” in Appendix A. In addition to investing in the underlying funds shown in the following table, at the discretion of Janus Capital and without prior shareholder notification, the Fund may invest in additional Janus funds established in the future.

The following table shows the asset categories and the list of currently available underlying funds for each category as of the date of this Prospectus. These categories and the respective underlying funds may change at any time without prior notice.

Asset Category – Potential Underlying Funds*
Core

INTECH Global Dividend Fund	Janus Global Research Fund

INTECH International Fund	Janus Growth and Income Fund

INTECH U.S. Core Fund	Janus High-Yield Fund

INTECH U.S. Growth Fund	Janus International Equity Fund

INTECH U.S. Value Fund	Janus Research Fund

Janus Asia Equity Fund	Janus Short-Term Bond Fund

Janus Balanced Fund	Janus Triton Fund

Janus Emerging Markets Fund	Perkins Large Cap Value Fund

Janus Enterprise Fund	Perkins Mid Cap Value Fund

Janus Flexible Bond Fund	Perkins Select Value Fund

Janus Fund	Perkins Small Cap Value Fund

Janus Global Bond Fund	Perkins Value Plus Income Fund

Alpha

Janus Contrarian Fund	Janus Overseas Fund

Janus Forty Fund	Janus Twenty Fund

Janus Global Life Sciences Fund	Janus Venture Fund

Janus Global Select Fund	Janus Worldwide Fund

Janus Global Technology Fund	Perkins Global Value Fund

Alternative†

Janus Global Real Estate Fund	Janus Real Return Fund

Janus Protected Series – Global	Unaffiliated funds (including, but not limited to, ETFs)

Janus Protected Series – Growth

*	The Fund intends to invest in the most cost effective available class of shares of the Janus Investment Fund underlying funds, subject to applicable regulatory or investment management considerations.
†	The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate-related securities, or structured products.

Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds’ asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Fund and certain underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus

12 ï Janus Investment Fund

Capital may change the asset class allocations, the underlying funds, an underlying fund’s asset category, or weightings among asset classes or underlying funds without prior notice to shareholders. Information regarding the Fund’s actual allocations to underlying funds and alternative strategies is available to shareholders on a periodic basis through the Fund’s annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/advisor/mutual-funds. Please refer to “Availability of Portfolio Holdings Information” in this Prospectus to learn how to access the most recent allocation information.

The following chart summarizes the management process:

Action	Normal Frequency
Establish strategic asset class allocation policy	Annually

Allocate daily cash flows using target proportions	Daily

Monitor model variances and, if necessary, rebalance	Daily

Review/rebalance Fund allocations	Quarterly

Review asset (and sub-asset) class exposures/classifications	Annually

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and the underlying funds. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent.

Cash Position
The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Portfolio Turnover
The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held. Portfolio turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the judgment of the portfolio manager. Changes are normally made in the Fund’s holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund’s transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains. The “Financial Highlights” section of this Prospectus shows the Fund’s historical turnover rates.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments, and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. The allocation of the Fund’s assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund’s objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in an underlying fund. The Fund’s returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment

13 ï Janus Investment Fund

results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund’s returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Trustees of the Fund may also serve in the same capacity as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund’s transaction costs. Large redemptions by the Fund may cause an underlying fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund’s share price may also decrease.

An underlying fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base and the underlying fund may not experience similar performance as its assets grow.

The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investment allocation. The greater the Fund’s allocation to an underlying fund or investment, the greater the Fund’s exposure to the risks associated with that underlying fund or investment. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Bank Loan Risk. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. Certain underlying funds may invest in bank loans. An underlying fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. Participation interests and assignments involve credit, interest rate, and liquidity risk. In addition, the bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings.

14 ï Janus Investment Fund

Collateral Risk. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to financial services, mortgage markets, and government agencies not secured by the full faith and credit of the United States. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

Concentration Risk. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund’s net asset value. In addition, an underlying fund that concentrates its assets in the real estate and real estate-related industries will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, real estate investment trust (“REIT”) prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. As a result, such underlying funds may be subject to greater risks and their net asset value may fluctuate more than a fund that does not concentrate its investments.

Credit Quality Risk. Through the Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks for an underlying fund is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact an underlying fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, an underlying fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the underlying fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Derivatives Risk. The Fund and certain underlying funds may invest in derivatives. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund or an underlying fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund or an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund or an underlying fund enters into short derivative positions, the Fund or underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund or underlying fund’s losses are theoretically unlimited.

Emerging Markets Risk. Within the parameters of its specific investment policies, the Fund or an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Indexsm. For the underlying Janus Emerging Markets Fund, such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity

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market performance of developed markets. To the extent that the Fund or an underlying fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The price of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s or an underlying fund’s investments. The securities markets of many of the countries in which the Fund or an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund or an underlying fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s or an underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s or the underlying fund’s investments. To the extent that the Fund or an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s or underlying fund’s performance. The Fund or an underlying fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund or an underlying fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

Fixed-Income Securities Risk. Through the Fund’s investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause an underlying fund’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in an underlying fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which an underlying fund is invested are priced incorrectly due to factors such as incomplete data, market instability, or human error. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that an underlying fund would like or at the price that a portfolio manager believes the security is currently worth. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risk. The Fund and certain underlying funds may have significant exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, the Fund’s and an underlying fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund or an underlying fund has invested a significant amount of its assets may have a greater effect on the Fund’s or an underlying fund’s performance than it would in

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a more geographically diversified portfolio. To the extent the Fund or an underlying fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s or an underlying fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Growth Securities Risk. Certain underlying funds invest in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

High-Yield/High-Risk Bond Risk. A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Service (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. The underlying Janus High-Yield Fund may invest without limit in higher-yielding/higher-risk bonds. Other underlying funds have limits related to their investments in high-yield/high-risk bonds that range from 50% or less to 20% or less of their net assets. High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.

Industry Risk. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain industry-specific market or economic developments. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds’ returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

Investment Process Risk. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH’s method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its respective benchmark index. On a routine basis, INTECH considers changes to its mathematical investment process. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

Leverage Risk. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund’s investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including for investment purposes, as well as engaging in

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the use of short sales. An underlying fund’s use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

Long/Short Position Risk. The value of an underlying fund’s long portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if an underlying fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s long portfolio could also decrease if there are deteriorating economic or market conditions. Conversely, an underlying fund’s short positions may result in a loss (which may be unlimited) if the value of an individual company or security, or multiple companies or securities, in the portfolio increases or if the stock market goes up, regardless of how well the businesses of individual companies or securities in the portfolio perform. If the value of an underlying fund’s portfolio decreases, the underlying fund’s net asset value will also decrease.

Market Risk. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if a portfolio manager’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of an underlying fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests. If the value of the underlying fund’s portfolio decreases, an underlying fund’s net asset value will also decrease, resulting in a decrease in the Fund’s net asset value, which means if you sell your shares in the Fund you may lose money.

It is also important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s

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creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Mortgage-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing an underlying fund that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce an underlying fund’s returns because the underlying fund will have to reinvest that money at lower prevailing interest rates.

In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Nondiversification Risk. Certain underlying funds are classified as nondiversified under the 1940 Act and may hold a greater percentage of their assets in a smaller number of issuers. As a result, an increase or decrease in the value of a single security held by an underlying fund may have a greater impact on the underlying fund’s net asset value and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the underlying fund’s portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund’s performance and its share price.

Portfolio Turnover Risk. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Real Estate Risk. Investments in certain underlying funds may be subject to many of the same risks as a direct investment in real estate. The value of securities of issuers in the real estate and real estate-related industries, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Securities Lending Risk. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Each underlying fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral provided to collateralize the loan. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund’s portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an

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underlying fund may be subject to additional transaction costs that may lower the underlying fund’s returns. An underlying fund’s use of short sales may also have a leveraging effect on the underlying fund’s portfolio.

Small- and Mid-Sized Companies Risk. Due to certain underlying funds’ investments in securities issued by small- and mid-sized companies, the underlying funds’ net asset value may fluctuate more than that of an underlying fund investing primarily in large companies. An underlying fund’s investments in securities issued by small- and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on an underlying fund’s returns, especially as market conditions change.

Sovereign Debt Risk. Certain underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. An underlying fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Value Investing Risk. Certain underlying funds invest in “value” stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.

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Management of the Fund

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund.

MANAGEMENT EXPENSES

The Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds’ prospectuses for specific information about investment advisory fees.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The rate shown is a fixed rate based on the Fund’s average daily net assets.

Actual Investment
		Contractual	Advisory Fee
	Average Daily	Investment	Rate(1) (%) (for
	Net Assets	Advisory Fee (%)	the fiscal year ended
Fund Name	of the Fund	(annual rate)	June 30, 2012)
Janus World Allocation Fund	All Asset Levels	0.07	0.00 (2)

(1)	Janus Capital has agreed to waive the Fund’s total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain level until at least November 1, 2013. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

(2)	For the fiscal year ended June 30, 2012, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund’s fee waiver exceeded the investment advisory fee.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual or semiannual report to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

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Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least November 1, 2013.

Fund Name	Expense Limit Percentage (%)
Janus World Allocation Fund	0.45

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

INTECH Investment Management LLC (“INTECH”) serves as subadviser to five of the available underlying funds: INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”). INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying INTECH Funds. Janus Capital owns approximately 95% of INTECH.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to two of the available underlying funds: Janus Asia Equity Fund and Janus Emerging Markets Fund. Janus Singapore, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811, has been in the investment advisory business since 2011 and also serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus Capital. As subadviser, Janus Singapore provides advisory services to the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to six of the available underlying funds: Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (together, the “Value Funds”). Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of the underlying Value Funds, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

Janus World Allocation Fund
Daniel G. Scherman, CFA, is Executive Vice President and Portfolio Manager of Janus World Allocation Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund’s cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr. Scherman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Mr. Scherman holds a Bachelor’s degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

Information about the portfolio manager’s compensation structure and other accounts managed, as well as the range of his individual ownership of securities of the specific Fund(s) he manages and the aggregate range of his individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.

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Other information

CLOSED FUND POLICIES

The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund’s ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in the closed funds’ prospectuses.

LIQUIDATION/REORGANIZATION OF A FUND

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE FUND

The Fund is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund. Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Distribution Schedule
Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the

24 ï Janus Investment Fund

security. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Fund, if you hold Class I Shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund, if you hold Class I Shares directly with Janus) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by the Fund or underlying fund may generate nonqualified income that can impact an investor’s taxes.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

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Shareholder’s guide

The Fund offers multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents, and employees of Janus Capital or its affiliates.

PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The value of the Fund’s investment in an underlying fund is based upon the NAV of the underlying fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by an underlying fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may

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change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund’s Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The underlying funds may use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of an underlying fund may dilute the NAV of that underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.

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Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more

Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class C Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	$500,000

Minimum aggregate account balance	None

12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

Class S Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

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Class I Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class T Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

Class	12b-1 Fee for the Fund
Class A Shares	0.25%

Class C Shares	1.00%	(1)

Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

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Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services remits these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to order processing for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

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In addition, for all share classes, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With the exception of Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of Shares at the discretion of Janus Capital. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

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The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Capital Group Inc. (“JCGI”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

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Initial Sales Charge

Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None (2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

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Right of Accumulation. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

34 ï Janus Investment Fund

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

•	You must meet the minimum investment amount for each fund.

•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

35 ï Janus Investment Fund

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

•	Retirement plan shareholders taking required minimum distributions;

•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

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Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Janus funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of Shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

37 ï Janus Investment Fund

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the underlying fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as “stale pricing”). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings, consisting of at least the names of the holdings, are generally available on a

38 ï Janus Investment Fund

calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to an underlying fund’s performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) to obtain these reports. The Fund’s fiscal year ends June 30.

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Financial highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund (assuming reinvestment of all dividends and distributions).

Janus World Allocation Fund – Class A
					Period ended
	Years or Period ended June 30				July 31(2)
	2012	2011	2010(1)		2009(3)

Net asset value, beginning of period	$10.37	$9.20	$8.76		$10.00

Income from investment operations:
Net investment income/(loss)	0.12	0.17	0.07		0.15
Net gain/(loss) on investments (both realized and unrealized)	(0.82)	1.41	0.49		(1.31)
Total from investment operations	(0.70)	1.58	0.56		(1.16)

Less distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.10)		(0.08)
Distributions from capital gains	(0.50)	(0.26)	(0.02)		—
Total distributions	(0.62)	(0.41)	(0.12)		(0.08)

Net asset value, end of period	$9.05	$10.37	$9.20		$8.76

Total return(4)	(6.48)%	17.21%	6.27%		(11.38)%

Net assets, end of period (in thousands)	$2,577	$3,651	$3,059		$1,734
Average net assets for the period (in thousands)	$2,937	$3,482	$2,956		$488
Ratio of gross expenses to average net assets(5)(6)	2.05%	1.55%	1.57%		13.34%
Ratio of net expenses to average net assets(5)(6)	0.72%	0.46%	0.45%		0.61%
Ratio of net investment income/(loss) to average net assets(5)	1.09%	1.62%	1.13%		3.35%
Portfolio turnover rate	36%	71%	46%	(4)	70% (4)

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Effective July 6, 2009, Class A Shares of Janus Adviser Modular Portfolio Construction Fund (the “predecessor fund”) were reorganized into Class A Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31.
(3)	Period September 3, 2008 (inception date) through July 31, 2009.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

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Janus World Allocation Fund – Class C
					Period ended
	Years or Period ended June 30				July 31(2)
	2012	2011	2010(1)		2009(3)

Net asset value, beginning of period	$10.25	$9.11	$8.74		$10.00

Income from investment operations:
Net investment income/(loss)	0.02	0.08	(0.01)		0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.78)	1.40	0.50		(1.37)
Total from investment operations	(0.76)	1.48	0.49		(1.18)

Less distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.10)		(0.08)
Distributions from capital gains	(0.50)	(0.26)	(0.02)		—
Total distributions	(0.62)	(0.34)	(0.12)		(0.08)

Net asset value, end of period	$8.87	$10.25	$9.11		$8.74

Total return(4)	(7.17)%	16.27%	5.47%		(11.58)%

Net assets, end of period (in thousands)	$1,983	$2,922	$2,429		$1,288
Average net assets for the period (in thousands)	$2,344	$2,776	$2,168		$684
Ratio of gross expenses to average net assets(5)(6)	2.91%	2.42%	2.28%		13.46%
Ratio of net expenses to average net assets(5)(6)	1.47%	1.26%	1.21%		0.48% (7)
Ratio of net investment income/(loss) to average net assets(5)	0.41%	0.81%	0.34%		3.37%
Portfolio turnover rate	36%	71%	46%	(4)	70% (4)

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Effective July 6, 2009, Class C Shares of Janus Adviser Modular Portfolio Construction Fund (the “predecessor fund”) were reorganized into Class C Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31.
(3)	Period September 3, 2008 (inception date) through July 31, 2009.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.
(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The ratio of net expenses to average net assets would be 1.45% without the waiver of these fees and expenses.

41 ï Janus Investment Fund

Janus World Allocation Fund – Class S
					Period ended
	Years or Period ended June 30				July 31(2)
	2012	2011	2010(1)		2009(3)

Net asset value, beginning of period	$10.34	$9.17	$8.75		$10.00

Income from investment operations:
Net investment income/(loss)	0.08	0.19	0.15		0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.80)	1.36	0.39		(1.36)
Total from investment operations	(0.72)	1.55	0.54		(1.17)

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.10)		(0.08)
Distributions from capital gains	(0.50)	(0.26)	(0.02)		—
Total distributions	(0.62)	(0.38)	(0.12)		(0.08)

Net asset value, end of period	$9.00	$10.34	$9.17		$8.75

Total return(4)	(6.69)%	16.95%	6.04%		(11.48)%

Net assets, end of period (in thousands)	$233	$255	$292		$458
Average net assets for the period (in thousands)	$239	$326	$355		$274
Ratio of gross expenses to average net assets(5)(6)	2.28%	1.78%	1.91%		16.43%
Ratio of net expenses to average net assets(5)(6)	0.91%	0.77%	0.74%		0.71%
Ratio of net investment income/(loss) to average net assets(5)	0.96%	1.37%	0.79%		3.09%
Portfolio turnover rate	36%	71%	46%	(4)	70% (4)

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Effective July 6, 2009, Class S Shares of Janus Adviser Modular Portfolio Construction Fund (the “predecessor fund”) were reorganized into Class S Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31.
(3)	Period September 3, 2008 (inception date) through July 31, 2009.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

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Janus World Allocation Fund – Class I
					Period ended
	Years or Period ended June 30				July 31(2)
	2012	2011	2010(1)		2009(3)

Net asset value, beginning of period	$10.39	$9.22	$8.79		$10.00

Income from investment operations:
Net investment income/(loss)	0.19	0.18	0.05		0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.86)	1.40	0.50		(1.32)
Total from investment operations	(0.67)	1.58	0.55		(1.13)

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.10)		(0.08)
Distributions from capital gains	(0.50)	(0.26)	(0.02)		—
Total distributions	(0.61)	(0.41)	(0.12)		(0.08)

Net asset value, end of period	$9.11	$10.39	$9.22		$8.79

Total return(4)	(6.12)%	17.22%	6.13%		(11.08)%

Net assets, end of period (in thousands)	$720	$1,276	$1,371		$782
Average net assets for the period (in thousands)	$912	$1,367	$1,332		$382
Ratio of gross expenses to average net assets(5)(6)	1.83%	1.40%	1.35%		13.47%
Ratio of net expenses to average net assets(5)(6)	0.47%	0.48%	0.45%		0.45%
Ratio of net investment income/(loss) to average net assets(5)	1.42%	1.62%	1.12%		3.57%
Portfolio turnover rate	36%	71%	46%	(4)	70% (4)

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Effective July 6, 2009, Class I Shares of Janus Adviser Modular Portfolio Construction Fund (the “predecessor fund”) were reorganized into Class I Shares of Janus Modular Portfolio Construction Fund. The predecessor fund had a fiscal year end of July 31.
(3)	Period September 3, 2008 (inception date) through July 31, 2009.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

(6)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

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Janus World Allocation Fund – Class T
					Period ended
	Years or Period ended June 30				July 31
	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$10.36	$9.21	$8.78		$8.25

Income from investment operations:
Net investment income/(loss)	0.11	0.18	0.09		0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.81)	1.39	0.46		0.52
Total from investment operations	(0.70)	1.57	0.55		0.53

Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.10)		—
Distributions from capital gains	(0.50)	(0.26)	(0.02)		—
Total distributions	(0.62)	(0.42)	(0.12)		—

Net asset value, end of period	$9.04	$10.36	$9.21		$8.78

Total return(3)	(6.50)%	17.04%	6.14%		6.42%

Net assets, end of period (in thousands)	$599	$957	$39		$1
Average net assets for the period (in thousands)	$706	$1,044	$27		$1
Ratio of gross expenses to average net assets(4)(5)	1.96%	1.38%	1.12%		7.61%
Ratio of net expenses to average net assets(4)(5)	0.72%	0.51%	0.46%		0.70%
Ratio of net investment income/(loss) to average net assets(4)	1.15%	0.54%	0.97%		1.56%
Portfolio turnover rate	36%	71%	46%	(3)	70% (3)

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class T Shares) through July 31, 2009.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

44 ï Janus Investment Fund

Appendix A

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS

The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes and asset categories. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund’s investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

Potential Underlying Funds Investing Primarily in Equity Securities
INTECH Global Dividend Fund seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The fund may also invest in foreign equity and debt securities.

INTECH International Fund seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. Core Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. Growth Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. Value Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Janus Asia Equity Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations,

45 ï Janus Investment Fund

mortgage-backed securities and other mortgage-related products, and short-term investments. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Contrarian Fund seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Emerging Markets Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World Indexsm, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds. The fund may invest in companies of any market capitalization.

Janus Enterprise Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $19.1 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Forty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of June 30, 2012, the fund’s weighted average market capitalization was $86.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Global Life Sciences Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

Janus Global Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

46 ï Janus Investment Fund

Janus Global Select Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets. As of June 30, 2012, the fund held stocks of 53 companies. Of these holdings, 30 comprised approximately 75.08% of the fund’s holdings.

Janus Global Technology Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Growth and Income Fund seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

Janus International Equity Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

Janus Overseas Fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

Janus Research Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Triton Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

Janus Twenty Fund seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Venture Fund seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the

47 ï Janus Investment Fund

portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $53 million to $3.8 billion. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

Janus Worldwide Fund seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

Perkins Global Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

Perkins Large Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $400.1 billion, and the median market capitalization was $4.7 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in exchange-traded funds (“ETFs”), including commodity-related ETFs, cash or similar investments.

Perkins Mid Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $1.3 billion to $18.5 billion. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Select Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

Perkins Small Cap Value Fund seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of June 30, 2012, they ranged from approximately $85 million to $2.7 billion.

48 ï Janus Investment Fund

The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its net assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund may invest up to 20% of its net assets in cash or similar investments.

Perkins Value Plus Income Fund seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

Potential Underlying Funds Investing Primarily in Fixed-Income Securities
Janus Flexible Bond Fund seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

Janus Global Bond Fund seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in corporate debt securities of issuers in a number of different countries, which may include the United States. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective

49 ï Janus Investment Fund

maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

Potential Underlying Funds Primarily Utilizing Alternative Strategies
Janus Global Real Estate Fund seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

Janus Protected Series – Global seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

Janus Protected Series – Growth seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

Janus Real Return Fund seeks real return consistent with preservation of capital. The fund pursues its investment objective by primarily investing in U.S. Treasury securities, short-duration high-yield/high-risk debt, commodity-linked investments, and equity securities. The fund’s investments in U.S. Treasury securities may also include Treasury Inflation Protected

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Securities, also known as TIPS. As utilized by the fund, each of these types of investments may be considered an “inflation-related investment,” which are those that may provide what is known as “real return,” or a rate of return above the rate of inflation over a full market cycle. The fund may invest up to 90% of its net assets in short-duration high-yield/high-risk debt securities. The fund’s investments in short-duration high-yield/high-risk securities include debt rated below investment grade, also known as “junk bonds.” Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may also invest in certain investment grade debt instruments, including corporate bonds, government bonds, municipal bonds, mortgage-backed securities, zero-coupon bonds, and agency securities. The fund may invest in foreign debt securities.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest, as well as some general investment terms. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by an underlying fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, an underlying fund’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

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may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. An underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. An underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. An underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. An underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. An underlying fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s or an underlying fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

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Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of an underlying fund’s total assets in an industry or group of industries.

Leverage is when an underlying fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, an underlying fund’s short sales effectively leverage the underlying fund’s assets. The use of leverage may make any change in an underlying fund’s NAV even greater and thus result in increased volatility of returns. An underlying fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the underlying fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower an underlying fund’s overall returns.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when an underlying fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which an underlying fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. An underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, an underlying fund will realize a short-term capital gain. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The Fund’s and the underlying funds’ Statements of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-1879.

                                                                                                                          ▼ October 26, 2012

	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Asset Allocation
Janus Conservative Allocation Fund	JCAAX	JCACX	JMSCX	JCAIX	JCASX	JSPCX
Janus Moderate Allocation Fund	JMOAX	JMOCX	JNSMX	JMOIX	JMOSX	JSPMX
Janus Growth Allocation Fund	JGCAX	JGCCX	JNSGX	JGCIX	JGCSX	JSPGX

Janus Investment Fund

Statement of Additional Information

†	Class D Shares are closed to certain new investors.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated October 26, 2012, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info (or janus.com/reports if you hold Class D Shares), or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2

Investment Adviser	43

Custodian, Transfer Agent, and Certain Affiliations	50

Portfolio Transactions and Brokerage	52

Trustees and Officers	53

Shares of the Trust	62
Net Asset Value Determination	62
Purchases	63
Distribution and Shareholder Servicing Plans	65
Redemptions	66

Income Dividends, Capital Gains Distributions, and Tax Status	68

Principal Shareholders	70

Miscellaneous Information	75
Shares of the Trust	76
Shareholder Meetings	76
Voting Rights	76
Master/Feeder Option	77
Independent Registered Public Accounting Firm	77
Registration Statement	77

Financial Statements	78

Appendix A	79
Explanation of Rating Categories	79

  1

Classification, investment policies and restrictions,
and investment strategies and risks

JANUS INVESTMENT FUND

This Statement of Additional Information includes information about 3 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

The Funds’ adviser, Janus Capital, intends to operate each Fund as a “fund of funds,” meaning that substantially all of the Funds’ assets will primarily be invested in other Janus mutual funds it advises (the “underlying funds”), as described in the Funds’ Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

Effective February 16, 2010, Class J Shares of the Funds (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.” As a result, certain historical information specific to Class D Shares and Class T Shares contained in this SAI for periods prior to February 16, 2010 is that of the initial share class.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Each Fund in this SAI is classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for each Fund and is responsible for the general oversight of each subadviser.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

Underlying funds subadvised by INTECH. INTECH Investment Management LLC (“INTECH”) is the investment subadviser for INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”).

Underlying funds subadvised by Janus Singapore. Janus Capital Singapore Pte. Limited (“Janus Singapore”) is the investment subadviser for Janus Asia Equity Fund and for a portion of Janus Emerging Markets Fund.

Underlying funds subadvised by Perkins. Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and approximately half of Perkins Value Plus Income Fund (together, the “Value Funds”).

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUNDS

The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund.

(1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not:

(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

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(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.

(7) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(2) The Funds do not intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(3) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(4) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(5) The Funds may not invest in companies for the purpose of exercising control of management.

Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and Prospectuses normally apply only at the time of purchase of a security. So, for example, if a Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

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Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of each Fund’s policies on investing in particular industries, as of the date of this SAI, the Funds invest in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that the Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Funds intend to change industry or industry group classifications with respect to equity investments to Global Industry Classification Standard (“GICS”), but would continue to use Bloomberg L.P. for fixed-income investments. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS

This section discusses investment strategies of the Funds. These strategies may also apply to the underlying funds in which the Funds may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Funds’ overall risk profile.

Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, an underlying fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. An underlying fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as “diversified.” This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position
As discussed in the Funds’ Prospectuses and the underlying funds’ prospectuses, a Fund’s or an underlying fund’s cash position may temporarily increase under various circumstances. Securities that the Funds or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund or underlying fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

The underlying INTECH Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending

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investment of cash balances or to meet liquidity needs. These underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. Through this program, these underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds’ otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s or an underlying fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund or an underlying fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which a Fund or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables a Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund or an underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund or an underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s or an underlying fund’s portfolio, although the Fund’s or the underlying fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

The Funds are “funds of funds” that invest in other Janus mutual funds and do not directly invest in the securities or use the investment techniques described in this section. This section discusses investment strategies of the underlying funds in which the Funds may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Funds’ overall risk profile.

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Illiquid Investments
Although the underlying funds intend to invest in liquid securities, each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Each money market fund may only invest up to 5% of its total assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of an underlying fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the “1933 Act”).

If illiquid securities exceed 15% of an underlying fund’s net assets after the time of purchase, the underlying fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund’s NAV.

Securities Lending
Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, the underlying fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If an underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently

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intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause an underlying fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the underlying funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the underlying funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the underlying funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Equity Securities
The underlying funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting

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rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Special Purpose Acquisition Companies. Certain underlying funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that raise investor funds in order to seek acquisition or business combination opportunities. A SPAC may identify a specific industry or geographic region in which it intends to focus acquisition efforts, although many retain flexibility to invest in any industry or sector. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact an underlying fund’s ability to meet its investment objective. If a transaction that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to timely identify and complete a profitable acquisition. SPACs which pursue acquisitions only within certain industries or regions may be subject to price volatility related to such industries or regions. SPACs which trade in the over-the-counter market may be considered illiquid and/or be subject to restrictions on resale.

Financial Services Risk
To the extent that an underlying fund invests a significant portion of its assets in the financial services sector, that underlying fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Foreign Securities
Within the parameters of its specific investment policies, each underlying fund, including each INTECH Fund to the extent that foreign securities may be included in its respective named benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because an underlying fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies

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restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of an underlying fund’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Additionally, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on an underlying fund. Such factors may hinder an underlying fund’s ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund’s investment strategies and potentially affecting the value of the underlying fund.

Geographic Investment Risk. To the extent that an underlying fund invests a significant portion of its assets in a particular country or geographic region, the underlying fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on an underlying fund’s performance.

Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Geographic Concentration Risk. Because the underlying Janus Asia Equity Fund intends to focus its investments in a particular geographic region, the underlying fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the underlying fund’s investments in Asian issuers increases that fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or region.

Because of the underlying Janus Asia Equity Fund’s investment focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the underlying fund’s holdings to decrease, in some cases significantly. As a result, that fund is likely to be more volatile than a fund that is more geographically diverse in its investments.

The Asian region within which the underlying fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged

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economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the underlying fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the underlying fund to underperform funds that do not focus their investments in a single region of the world.

It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the underlying fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe and events in these economies could negatively impact the economies of the Asian region.

The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar United States securities which could lead to a significant possibility of loss to the underlying fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Emerging Markets. Within the parameters of its specific investment policies, each underlying fund, particularly Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Bond Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Protected Series – Global, Janus Worldwide Fund, and Perkins Global Value Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Indexsm. Each of the underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit its investments in emerging market countries to 15% and 20%, respectively, of its net assets. The underlying Janus Real Return Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so. The underlying Janus Emerging Markets Fund will invest at least 80% of its net assets in companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity market performance of developed markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, an underlying fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy

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restricting its investments in illiquid securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund’s investments by country is contained in the underlying funds’ shareholder reports and Form N-Q reports, which are filed with the SEC.

Investment in China A Shares Market. The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license. Until Janus Capital acquires investment quota, the underlying funds will not be eligible to seek an allocation of such quota to invest directly in China A Shares. There can be no assurance that an underlying fund will receive investment quota. For funds that receive allocations, a failure to utilize quota and invest in China local market securities and/or any repatriation of capital by the underlying fund may result in the permanent loss of investment quota otherwise available to the underlying fund or other funds.

With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, an underlying fund’s investment in China A Shares would be subject to the underlying fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under Foreign Securities, and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital.

Peoples Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in RMB (or Renminbi, which is the sole legal tender issued by the PRC) accounts, foreign exchange accounts, and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of an underlying fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining the underlying fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, an underlying fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the underlying fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the underlying fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such underlying fund.

Short Sales
Certain underlying funds, with the exception of the INTECH Funds, may engage in “short sales against the box.” This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

Certain underlying funds, with the exception of the INTECH Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security

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declines in price between those same dates. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund’s borrowing restrictions. This requirement to segregate assets limits an underlying fund’s leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund’s ability to invest in short sales may be limited, as described in the underlying fund’s prospectuses.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each underlying fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund may obtain such cash from selling other portfolio

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holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the underlying fund, to reduce the assets to which underlying fund expenses could be allocated, and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities
The underlying funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency, or that federal support will continue beyond 2012.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition

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to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The underlying funds’ investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

The underlying funds, with the exception of the INTECH Funds, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds’ prospectuses may apply.

Investment Company Securities
Each Fund may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company’s voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other

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funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Exchange-Traded Notes
Certain underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in an underlying fund’s total return and as a result, a Fund’s total return. An underlying fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or any applicable underlying subadviser, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When an underlying fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on an underlying fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Depositary Receipts
The underlying funds, including each INTECH Fund to the extent that they may be included in its respective named benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds’ prospectuses.

U.S. Government Securities
To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in U.S. Government securities. The underlying INTECH Funds may have exposure to U.S. Government securities only to the extent the cash sweep program may invest in such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying

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fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (“TIPS”), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations
The underlying funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities
Other types of income-producing securities that the underlying funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:

Inverse floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

Standby commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

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These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts (“REITs”)
Within the parameters of its specific investment policies, each of the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund and Janus Real Return Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An underlying fund’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

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Successful use of mortgage dollar rolls depends on an underlying fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally-traded floating rate securities. Each underlying fund will limit its investments in bank loans to no more than 20% of its total assets, with the exception of Janus Global Technology Fund, which will limit its investments in bank loans to no more than 5% of its total assets.

Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund’s NAV.

The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.

Floating Rate Loans
Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR

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is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the underlying funds’ operations is unknown. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund’s NAV as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund’s return.

The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund’s holdings. To the extent required by applicable law, Janus Capital’s ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Other floating rate securities
The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Janus Real

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Return Fund may invest up to 90% of its net assets in such bonds. To the extent an underlying fund invests in high-yield/high-risk bonds, under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Bond Fund, Janus Global Life Sciences Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Overseas Fund, Janus Protected Series – Global, Janus Protected Series – Growth, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, Perkins Global Value Fund, and Perkins Select Value Fund), 20% or less of its net assets (Janus Asia Equity Fund, Janus Contrarian Fund, Janus Emerging Markets Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund), or 50% or less of the fixed-income portion of its net assets (Perkins Value Plus Income Fund only). The underlying INTECH Funds do not intend to invest in high-yield/high-risk bonds.

Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

An underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds will be included in each underlying fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.

Defaulted Securities
An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit an underlying fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

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Futures, Options, and Other Derivative Instruments
Certain underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. The underlying INTECH Funds may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. An underlying fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

An underlying fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When an underlying fund invests in a derivative for speculative purposes, the underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. An underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the underlying fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, an underlying fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the underlying fund may require the counterparty to post collateral if the underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts. Certain underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the underlying fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are

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members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the underlying funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of an underlying fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of an underlying fund, the underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the underlying funds do business.

The underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. Janus Capital currently relies on the exclusion from the definition of the term “commodity pool operator” as defined by the CFTC and the National Futures Association, which regulate trading in the futures markets. However, in February 2012, the CFTC adopted certain regulatory changes that narrow the exclusion from the definition of commodity pool operator contained in Rule 4.5 and which effectively impose additional restrictions on the Funds’ use of futures, options, and swaps. A Fund and Janus Capital will fall under full CFTC regulation if an underlying fund invests more than a prescribed level of its assets in such instruments, or if an underlying fund markets itself as providing investment exposure to these instruments. If a Fund becomes subject to full CFTC regulation, it will need to comply with additional disclosure and operations requirements. In addition, Janus Capital may become subject to regulation as a commodity pool operator. Compliance with these requirements would increase Fund expenses. The ultimate effect of these regulatory changes on the Funds and Janus Capital is uncertain. Such changes may adversely affect Janus Capital’s ability to manage a Fund’s investments and also may limit a Fund’s or an underlying fund’s ability to achieve its investment objective. The deadline for Janus Capital to register with the CFTC, if required, is expected to be on or about December 31, 2012.

Although an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because an underlying fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the underlying fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if an underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the underlying fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company’s stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such underlying fund’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the underlying fund with respect to the futures contracts. Conversely, if an underlying fund holds stocks and seeks to protect itself from a decrease in stock prices, the underlying fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if an underlying fund holds an individual company’s stock and expects the price of that stock to decline, the underlying fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in

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money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If an underlying fund, with the exception of the INTECH Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, the underlying fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the underlying fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the underlying fund’s interest rate futures contract would increase, thereby keeping the NAV of the underlying fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the underlying funds. An underlying fund’s performance could be worse than if the underlying fund had not used such instruments. For example, if an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the underlying fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the underlying fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to an underlying fund will not match exactly the underlying fund’s current or potential investments. An underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the underlying fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with an underlying fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between an underlying fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. An underlying fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the underlying fund’s other investments.

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Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such underlying fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the underlying fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the underlying fund is considering buying. If a call or put option an underlying fund has written is exercised, the underlying fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, an underlying fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The underlying funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the underlying funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). An underlying fund may enter into forward currency contracts with stated contract values of up to the value of the underlying fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). An underlying fund may invest

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in forward currency contracts for nonhedging purposes such as seeking to enhance return. An underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). An underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. An underlying fund also may enter into a forward currency contract with respect to a currency where the underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, certain underlying funds may cross-hedge their U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in their respective benchmark index and/or to cover an underweight country or region exposure in their portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on an underlying fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting an underlying fund’s currency exposure from one foreign currency to another removes the underlying fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the underlying fund if its portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause an underlying fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for an underlying fund than if it had not entered into such contracts.

In general, the underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund’s custodian segregates cash or other liquid assets having a value equal to the aggregate amount of the underlying fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the underlying fund’s commitments with respect to such contracts. As an alternative to segregating assets, an underlying fund may buy call options permitting the underlying fund to buy the amount of foreign currency being hedged by a forward sale contract, or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying funds’ ability to utilize forward contracts may be restricted. In addition, an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge underlying fund assets.

Options on Foreign Currencies. The underlying funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an underlying fund may buy put options on the foreign currency. If the value of the currency declines, the underlying fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an underlying fund may buy call options on the foreign currency. The purchase

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of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require the underlying fund to forego a portion or all of the benefits of advantageous changes in those rates.

The underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by an underlying fund is “covered” if the underlying fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with the underlying fund’s custodian.

The underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments. The underlying funds, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the underlying funds’ operations is unknown.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover,

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an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an underlying fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

An underlying fund, with the exception of the INTECH Funds, may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the underlying fund. Such participation may subject the underlying fund to expenses such as legal fees and may make the underlying fund an “insider” of the issuer for purposes of the federal securities laws, which may restrict the underlying fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose the underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce the underlying fund’s rights as a creditor or to protect the value of securities held by the underlying fund.

Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the underlying funds, with the exception of the INTECH Funds, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The underlying funds may write and buy options on the same types of securities that the underlying funds may purchase directly. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

An underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the underlying fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. An underlying fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put

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written if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

An underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the underlying fund’s custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. An underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the underlying fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the underlying fund in cash or other liquid assets in a segregated account with its custodian.

An underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, the underlying fund will effect a closing transaction prior to or concurrent with the sale of the security.

An underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. An underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the underlying fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, an underlying fund may not be able to effect closing transactions in particular options and the underlying fund would have to exercise the options in order to realize any profit. If an underlying fund is unable to effect a

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closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

An underlying fund may write options in connection with buy-and-write transactions. In other words, an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an underlying fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the underlying fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an underlying fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the underlying fund may elect to close the position or take delivery of the security at the exercise price and the underlying fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

An underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the underlying fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the underlying fund.

An underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Securities Indices. The underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

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Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Non-U.S. Securities Indices. The underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The underlying funds may also purchase and write OTC options on foreign securities indices.

The underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The underlying funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in an underlying fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. An underlying fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options. In addition to the option strategies described above and in the prospectuses, certain underlying funds, with the exception of the INTECH Funds, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. An underlying fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the underlying fund. An underlying fund may use exotic options to the extent that they are consistent with the underlying fund’s investment objective and investment policies, and applicable regulations.

An underlying fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the underlying fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does

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not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds and currencies.

Swaps and Swap-Related Products. The underlying funds, with the exception of the INTECH Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. An underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the underlying fund. An underlying fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the underlying fund’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the underlying fund’s custodian. If an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

Swap agreements entail the risk that a party will default on its payment obligations to an underlying fund. If there is a default by the other party to such a transaction, the underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the underlying fund will not be able to meet its obligation to the counterparty. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

An underlying fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the underlying fund would risk the loss of the net amount of the payments that it

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contractually is entitled to receive. An underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the underlying fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, the underlying fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that an underlying fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.

An underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

An underlying fund investing in CDXs is normally only permitted to take long positions in these instruments. An underlying fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. An underlying fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the underlying fund. By investing in CDXs, an underlying fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Options on Swap Contracts. Certain underlying funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to

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structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

An underlying fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. An underlying fund’s investment in these instruments exposes the underlying fund and the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. An underlying fund’s indirect exposure to commodities may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify an underlying fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, an underlying fund’s ability to resell such a structured instrument may be more limited than its ability to resell other underlying fund securities. The underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. The underlying INTECH Funds do not intend to invest in structured investments.

Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund
An affiliated underlying money market fund (“underlying money market fund”) may invest only in “eligible securities” as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the “Requisite NRSROs”) or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 120 days or less. A description of the ratings of some NRSROs appears in Appendix A.

Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

Pursuant to Rule 2a-7, an underlying money market fund will generally invest at least 97% of its total assets in “first-tier” securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in “second-tier” securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) 1/2 of 1% of its total assets in second-tier securities issued by any single issuer or (ii) 3% of its total assets in second-tier securities. Immediately after the acquisition of any demand feature or guarantee that is a second-tier security, an underlying money market fund cannot have invested more

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than 2.5% of its total assets in securities issued by or subject to the demand features or guarantees from the entity that issued the demand feature or guarantee. The underlying money market funds also cannot purchase second-tier securities with a remaining maturity of more than 45 days.

The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with that underlying money market fund’s prospectuses.

Participation Interests
An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund’s interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days’ notice, for all or a part of the underlying money market fund’s participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund’s investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes
An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities
An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a “pass-through” of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective

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maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund’s Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates (“PCs”) which represent interests in mortgages from Freddie Mac’s national portfolio. The mortgage loans in Freddie Mac’s portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency, or that federal support will continue beyond 2012.

An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations

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(“CMOs”), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae, or by pools of conventional mortgages.

Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Structured investment vehicles and other similar vehicles (“structured vehicles”) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.

Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles’ assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund’s collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 5% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest

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costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund’s portfolio, although an underlying money market fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

When-Issued and Delayed Delivery Securities
An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations
An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock
An underlying money market fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions
An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers’ acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund’s yield. Unless there is a

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readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases
An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.

In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor; (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio manager. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also

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result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years.

	Portfolio Turnover Rate for	Portfolio Turnover Rate for
	the fiscal year ended	the fiscal year ended
Fund Name	June 30, 2012	June 30, 2011
Janus Conservative Allocation Fund	10%	12%
Janus Moderate Allocation Fund	18%	15%
Janus Growth Allocation Fund	18%	26%

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings, consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janus.com/info (or under each Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

Each Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

The Janus funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.

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Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

To the best knowledge of the Janus funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.

Name	Frequency	Lag Time
ACA Compliance Group	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Apex Systems, Inc.	As needed	Current
Aprimo, Inc.	As needed	Current
Athena Investment Services	As needed	Current
Barclays Capital Inc.	Daily	Current
Barra, Inc.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Bowne & Company Inc.	Daily	Current
Bowne of Dallas	Semi-annually	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
CMS BondEdge	As needed	Current
Consulting Services Group, LLC	As needed	Current
Corporate Compliance Partners LLC	As needed	Current
Cutter Associates, Inc.	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems Corp.	As needed	Current

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Name	Frequency	Lag Time
Ennis, Knupp & Associates, Inc.	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Express Limited	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
FT Interactive Data Corporation	Daily	Current
HeterMedia Services Limited	Monthly	Current
Hewitt Associates LLC	As needed	Current
Imagine Software Inc.	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KFORCE Inc.	Daily	Current
KPMG LLP	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nikko AM Americas	As needed	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Promontory Financial Group, LLC	As needed	Current
QuoteVision Limited	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Reuters America Inc.	Daily	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Sapient Corporation	As needed	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current

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Name	Frequency	Lag Time
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
The Yield Book Inc.	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Yanni Partners, Inc.	Quarterly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

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Investment adviser

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectuses, each Fund and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected underlying fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments and provide certain other advisory-related services. Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Funds, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; state registration; and preparation of various documents filed with the SEC. Each Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Funds; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of each Fund; any litigation; and other extraordinary expenses. Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Funds. As discussed in this section, Janus Capital has delegated certain management duties for certain underlying funds to INTECH, Janus Singapore, and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each Subadviser.

A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements is included in the Funds’ annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janus.com/info (or janus.com/reports if you hold Class D Shares).

The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and is calculated at the annual rate of 0.05%.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. Based upon information provided by Janus Capital, Wilshire also provides quantitative and qualitative evaluations of the investment style of the underlying funds’ portfolio managers and/or investment personnel. Janus Capital may use these evaluations in its decisions to allocate assets among underlying funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

EXPENSE LIMITATIONS

Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1)

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applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in each Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2013.

Expense Limit
Fund Name	Percentage (%)
Janus Conservative Allocation Fund	0.40
Janus Moderate Allocation Fund	0.39
Janus Growth Allocation Fund	0.45

The Funds benefit from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds’ advisory fees.

The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the fiscal years or period noted.

	June 30, 2012		June 30, 2011		June 30, 2010(1)		October 31, 2009(2)
	Advisory		Advisory		Advisory		Advisory
Fund Name	Fees	Waivers(−)	Fees	Waivers(−)	Fees	Waivers(−)	Fees	Waivers(−)
Janus Conservative Allocation Fund	$113,679	$—	$89,922	$—	$44,825	$—	$45,167	−$	19,123
Janus Moderate Allocation Fund	$131,478	$—	$122,336	$—	$62,953	$—	$62,546		$—
Janus Growth Allocation Fund	$114,961	$—	$115,903	$—	$69,412	$—	$77,469		$—

(1)	For the fiscal period November 1, 2009 to June 30, 2010 (the Funds’ new fiscal year end).
(2)	The Funds’ previous fiscal year end.

UNDERLYING FUNDS

Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund’s performance relative to its benchmark index. For more information regarding the underlying funds’ investment advisory fees and expense limitations, please refer to the underlying funds’ prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund with INTECH Investment Management LLC. Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying INTECH Funds.

Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund with Janus Capital Singapore Pte. Limited. Janus Capital, not the underlying funds, pays Janus Singapore a subadvisory fee for services provided to the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund.

Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins

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Value Plus Income Fund, with Perkins Investment Management LLC. Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying Value Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes (with the exception of Class D Shares), Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay, from their own assets, brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in

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a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers’ and/or investment personnel’s request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives. Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

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Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus funds and accounts.

The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Funds may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Funds and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

Janus Ethics Rules
Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift and Entertainment Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Trading Code of Ethics (the “Code of Ethics”), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

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In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Trustees have delegated to Janus Capital or the underlying funds’ subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC
PROXY VOTING SUMMARY FOR MUTUAL FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.

While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy

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Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

The Funds own shares in underlying funds. If an underlying fund has a shareholder meeting, the Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Executive Compensation Issues
Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap as identified by the Proxy Voting Service, the proposed equity-based compensation plan will generally be opposed. In addition, proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed.

General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds, the underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Funds. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

For the fiscal years or periods noted, the total amounts paid by Class D Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class S Shares and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers.

	Administrative	Administrative	Administrative	Administrative
	Services Fees	Services Fees	Services Fees	Services Fees
Fund Name	June 30, 2012	June 30, 2011	June 30, 2010	October 31, 2009
Janus Conservative Allocation Fund
Class D Shares	$221,325	$189,949	$57,471(1)	N/A
Class S Shares	$2,357	$840	$208(2)	$102	(3)
Class T Shares	$47,411	$31,905	$56,175(4)	$123,843	(5)

Janus Moderate Allocation Fund
Class D Shares	$269,260	$259,536	$81,279(1)	N/A
Class S Shares	$2,604	$935	$43(2)	$1	(3)
Class T Shares	$38,665	$40,127	$75,229(4)	$178,281	(5)

Janus Growth Allocation Fund
Class D Shares	$248,840	$257,278	$87,964(1)	N/A
Class S Shares	$3,169	$1,394	$32(2)	$1	(3)
Class T Shares	$27,463	$28,962	$87,914(4)	$236,833	(5)

(1)	For the fiscal period February 16, 2010 (commencement of Class D Shares) to June 30, 2010 (the Fund’s new fiscal year end).
(2)	For the fiscal period November 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).

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(3)	For the fiscal period July 6, 2009 (commencement of Class S Shares) to October 31, 2009 (the Fund’s previous fiscal year end).
(4)	For the fiscal period November 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end); the amount shown includes the blended annual rate, which was in effect prior to the restructuring of Class J Shares, the Fund’s initial share class, on February 16, 2010.
(5)	Amounts reflect the blended annual rates, as well as a $4 per open account fee, in effect during the fiscal year ended October 31 (the Fund’s previous fiscal year end).

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.

Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

The Funds will purchase and sell the principal portion of their Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Funds are not expected to incur brokerage commissions.

Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds’ statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid by the underlying funds, please refer to the underlying funds’ prospectuses and statements of additional information.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees (cont’d.)

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

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OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, Janus Growth Allocation Fund	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee in 2012, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

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John P. McGonigle: Service in multiple capacities with a leading financial services firm, including as Head of Mutual Funds and Asset Management, as an independent trustee of a money market fund, and a Fund Independent Trustee since 2010.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and CEO of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus funds in the complex.

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Committees of the Board
The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2012

Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) William D. Stewart	5

Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	James T. Rothe (Chair) John P. McGonigle William D. Stewart	5

Investment Oversight Committee	Oversees the investment activities of the Trust’s non-money market funds.	William F. McCalpin (Chair) William D. Cvengros John P. McGonigle James T. Rothe William D. Stewart Linda S. Wolf	5

Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) William F. McCalpin John P. McGonigle	9

Money Market Committee	Reviews various matters related to the operations of the Janus money market funds, including compliance with their Money Market Fund Procedures.	John P. McGonigle (Chair) William D. Cvengros	4

Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	8

Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) James T. Rothe Linda S. Wolf	9

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Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus funds’ risk management process.

Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2011, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds

Independent Trustees

William F. McCalpin	Janus Growth Allocation Fund	$10,001-$50,000	Over $100,000

William D. Cvengros	None		Over $100,000

John P. McGonigle	None		Over $100,000(1)

James T. Rothe	Janus Conservative Allocation Fund	Over $100,000	Over $100,000

William D. Stewart	None		Over $100,000

Linda S. Wolf	None		Over $100,000(1)

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

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The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

	Aggregate	Total
	Compensation from	Compensation from
	the Funds for	the Janus Funds for
	fiscal year ended	calendar year ended
Name of Person, Position	June 30, 2012	December 31, 2011(1)(2)
Independent Trustees

William F. McCalpin, Chairman and Trustee(3)(4)	$2,827	$387,000

William D. Cvengros, Trustee(5)	$2,014	$257,000

John P. McGonigle, Trustee(4)	$2,063	$277,000

James T. Rothe, Trustee(4)	$2,136	$292,500

William D. Stewart, Trustee(4)	$2,055	$279,000

Linda S. Wolf, Trustee(4)	$2,108	$298,000

(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 55 portfolios.

(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: John P. McGonigle $83,100.

(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.

(5)	Aggregate Compensation received from the Funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.

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JANUS INVESTMENT PERSONNEL

Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2012. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered	Other Pooled
		Investment	Investment
		Companies	Vehicles	Other Accounts
Daniel G. Scherman	Number of Other Accounts Managed	1	None	None
	Assets in Other Accounts Managed	$440,015	None	None

Material Conflicts
As shown in the table above, the Funds’ portfolio manager may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. In addition, the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.”

Because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among such underlying funds. In addition, the Funds’ portfolio manager, who also serves as Senior Vice President and Chief Risk Officer of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Funds, as well as Janus Aspen Moderate Allocation Portfolio, which is another “fund of funds” offered by Janus Capital.

Compensation Information
The following describes the structure and method of calculating the portfolio manager’s compensation as of June 30, 2012.

The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and Chief Risk Officer, and for his management of the Funds and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management). Fixed compensation is based on the portfolio manager’s experience and is designed to be industry competitive.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

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The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

As of June 30, 2012, the portfolio manager of the Funds beneficially owned securities of the Fund(s) in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the “Janus Funds”).

Aggregate Dollar Range of Equity
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Securities in Janus Funds
Janus Capital

Daniel G. Scherman	Janus Conservative Allocation Fund	None	$500,001-$1,000,000
	Janus Moderate Allocation Fund	None
	Janus Growth Allocation Fund	$100,001-$500,000

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Shares of the trust

NET ASSET VALUE DETERMINATION

As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. The assets of each Fund consist of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV for each class of each underlying fund is computed by dividing the total value of an underlying fund’s securities and other assets allocated to the class, less liabilities allocated to the class, attributable to the underlying fund, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the NASDAQ National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the underlying funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the underlying funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

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PURCHASES

With the exception of Class D Shares and Class I Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class S Shares, or Class T Shares at the discretion of Janus Capital.

Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust’s distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

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	Sales Charge as a	Sales Charge as a	Amount of Sales Charge Reallowed
	Percentage of	Percentage of Net	to Financial Intermediaries as a
Amount of Purchase at Offering Price	Offering Price*	Amount Invested	Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.50%	4.71%	3.75%

$100,000 but under $250,000	3.50%	3.63%	2.75%

$250,000 but under $500,000	2.50%	2.56%	2.00%

$500,000 but under $1,000,000	2.00%	2.04%	1.60%

$1,000,000 and above	None **	None	None

*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30, unless otherwise noted.

	Aggregate Sales Commissions
Fund Name	2012	2011	2010(1)	2009(2)
Janus Conservative Allocation Fund
Class A Shares	$157,297	$111,974	$34,862	$10,541

Janus Moderate Allocation Fund
Class A Shares	$45,402	$83,331	$26,917	$34,765

Janus Growth Allocation Fund
Class A Shares	$20,965	$47,420	$19,712	$6,120

(1)	For the fiscal period November 1, 2009 to June 30, 2010 (the Funds’ new fiscal year end).
(2)	For the fiscal period July 6, 2009 (inception of the Funds’ Class A Shares) to October 31, 2009 (the Funds’ previous fiscal year end).

During the fiscal years ended June 30, unless otherwise noted, Janus Distributors retained the following upfront sales charges.

	Upfront Sales Charges
Fund Name	2012	2011	2010(1)	2009(2)
Janus Conservative Allocation Fund
Class A Shares	$22,789	$17,694	$5,378	$1,558

Janus Moderate Allocation Fund
Class A Shares	$7,033	$12,340	$4,300	$5,195

Janus Growth Allocation Fund
Class A Shares	$3,214	$7,026	$3,325	$1,133

(1)	For the fiscal period November 1, 2009 to June 30, 2010 (the Funds’ new fiscal year end).
(2)	For the fiscal period July 6, 2009 (inception of the Funds’ Class A Shares) to October 31, 2009 (the Funds’ previous fiscal year end).

Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.

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Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares and Class S Shares
As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.

Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

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For the fiscal year ended June 30, 2012, the total amounts paid by the Class A Shares, Class C Shares, and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class’ respective Plan are summarized below.

		Prospectus
		Preparation,
	Advertising and	Printing	Payment to	Compensation to	Total Fund 12b-1
Fund Name	Literature	and Mailing	Brokers	Sales Personnel	Payments
Janus Conservative Allocation Fund
Class A Shares	$0	$0	$16,317	$0	$16,239
Class C Shares	$0	$0	$41,036	$0	$82,574
Class S Shares	$0	$0	$2,437	$0	$2,418

Janus Moderate Allocation Fund
Class A Shares	$0	$0	$13,743	$0	$13,711
Class C Shares	$0	$0	$38,001	$0	$59,589
Class S Shares	$0	$0	$2,638	$0	$2,604

Janus Growth Allocation Fund
Class A Shares	$0	$0	$6,755	$0	$6,709
Class C Shares	$0	$0	$14,569	$0	$24,935
Class S Shares	$0	$0	$2,615	$0	$3,169

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ Shares. Redemptions by these accounts of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities, which may negatively impact the Funds’ brokerage costs.

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

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Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

For the fiscal years ended June 30, unless otherwise noted, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.

	Contingent Deferred Sales Charges
Fund Name	2012	2011	2010(1)
Janus Conservative Allocation Fund
Class A Shares	$3,858	$—	$—
Class C Shares	$2,444	$287	$1,160

Janus Moderate Allocation Fund
Class A Shares	$—	$—	$—
Class C Shares	$1,908	$770	$490

Janus Growth Allocation Fund
Class A Shares	$—	$—	$—
Class C Shares	$1,264	$333	$291

(1)	For the fiscal period November 1, 2009 to June 30, 2010 (the Funds’ new fiscal year end).

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

It is a policy of the Funds’ Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Funds declare and make annual distributions of income (if any).

The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

A Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, a Fund’s income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code – each has done so for its past taxable years and intends to continue to do so for its current and future taxable years – (i) dividends paid to a Fund from such underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to a Fund as ordinary income; (ii) dividends paid to a Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to a Fund as long-term capital gains; (iii) dividends paid to a Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to a Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Fund’s holdings or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares.

Although an underlying fund that qualifies as a regulated investment company under the Internal Revenue Code will be eligible to elect to “pass-through” to its shareholders (including a Fund) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, a Fund will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment company taxable income.

An underlying fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the underlying fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

An underlying fund’s investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Funds) for federal income tax purposes.

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Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund’s income from a REIT or “excess inclusion income” that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT’s excess inclusion income.

As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives (“disqualified organizations”). This may impact the underlying fund’s performance.

Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

Certain underlying funds’ transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by a Fund or underlying fund may generate nonqualified income that can impact an investor’s taxes.

Certain underlying funds’ transactions in commodity-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). Income from investment in commodities and commodity-linked derivatives is not considered “qualifying income.” As a part of an underlying fund’s investment strategy, the underlying fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the underlying fund to qualify as a regulated investment company under Subchapter M, the underlying fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

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Principal shareholders

As of September 30, 2012, the officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of the Funds in this SAI. As of September 30, 2012, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Funds is listed below. Any person who owns directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling person could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of the Trust, as of September 30, 2012, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital or a subadviser to any Fund beneficially owns 25% or more of the outstanding Shares of any class of a Fund, Janus Capital or the subadviser may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Conservative Allocation Fund Class A Shares	Pershing LLC Jersey City, NJ	28.07%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	25.90%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.26%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.89%

Janus Moderate Allocation Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	24.15%

	Pershing LLC Jersey City, NJ	23.50%

	Frontier Trust Company FBO Keystone 401K Plan 211515 Fargo, ND	18.87%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.15%

	MG Trust Company Cust FBO Danville Community CUSD 118 403B Denver, CO	5.15%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Growth Allocation Fund Class A Shares	Pershing LLC Jersey City, NJ	31.46%

	Frontier Trust Company FBO Keystone 401K Plan 211515 Fargo, ND	23.40%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.66%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.90%

	Robert W Baird & Co Inc Account 2365-9736 Milwaukee, WI	5.66%

Janus Conservative Allocation Fund Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	19.86%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.14%

	Pershing LLC Jersey City, NJ	16.42%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.29%

Janus Moderate Allocation Fund Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	28.48%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	21.02%

	Raymond James House Account Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.46%

	Pershing LLC Jersey City, NJ	7.01%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.75%

Janus Growth Allocation Fund Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	25.38%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	23.39%

	Pershing LLC Jersey City, NJ	12.62%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Conservative Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds Covington, KY	22.68%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	21.48%

	Pershing LLC Jersey City, NJ	14.21%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.98%

	MG Trust Company Cust FBO America’s 401K Denver, CO	8.96%

	FIIOC FBO Community Orthopedic Surgery PC Savings & Profit Covington, KY	6.56%

Janus Moderate Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds Covington, KY	39.44%

	Pershing LLC Jersey City, NJ	25.83%

	Wilmington Trust RISC As Cust FBO Campbell & Company Inc 401K Plan Phoenix, AZ	14.09%

Janus Growth Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds Covington, KY	45.06%

	Sentry Life Insurance Co Group Stevens Point, WI	24.53%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.95%

	MG Trust Company Cust FBO First National Bank of Granbury Denver, CO	6.28%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Conservative Allocation Fund Class S Shares	FIIOC FBO IMX 401K Profit Sharing Plan Covington, KY	20.81%

	Frontier Trust Company FBO The Bridge Inc Retirement Plan 5 Fargo, ND	19.51%

	Wilmington Trust RISC As Ttee FBO Cherryroad Technologies 401K PSP Phoenix, AZ	19.31%

	FIIOC FBO Shepard Bros Inc 401K Profit Sharing Plan Covington, KY	5.63%

	FIIOC FBO All Access Staging & Productions Inc 401K Plan Covington, KY	5.23%

Janus Moderate Allocation Fund Class S Shares	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	42.43%

	FIIOC FBO IMX 401K Profit Sharing Plan Covington, KY	36.70%

	Wilmington Trust RISC As Ttee FBO Cherryroad Technologies 401K PSP Phoenix, AZ	17.28%

Janus Growth Allocation Fund Class S Shares	Wilmington Trust RISC As Ttee FBO Cherryroad Technologies 401K PSP Phoenix, AZ	40.37%

	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	14.96%

	Frontier Trust Company FBO KGA Architecture 401K Profit Shar 213871 Fargo, ND	14.26%

	FIIOC FBO ITN Networks LLC Covington, KY	12.59%

	State Street Corporation Trustee FBO ADP Access Boston, MA	5.52%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Conservative Allocation Fund Class T Shares	Brown Brothers Harriman and Company As Custodian for 2700037 Jersey City, NJ	26.34%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	13.86%

	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	10.79%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	8.59%

	Pershing LLC Jersey City, NJ	8.27%

Janus Moderate Allocation Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	22.62%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	18.52%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.46%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	10.36%

Janus Growth Allocation Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	24.76%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	22.53%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	10.17%

	State Street Corporation Trustee FBO ADP Access Boston, MA	8.37%

	Pershing LLC Jersey City, NJ	5.31%

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Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 44 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.

	Class A	Class C	Class D	Class I	Class L	Class N	Class R	Class S	Class T
Fund Name	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
INTECH Global Dividend Fund	x	x	x	x				x	x
INTECH International Fund	x	x		x				x	x
INTECH U.S. Core Fund	x	x	x	x				x	x
INTECH U.S. Growth Fund	x	x		x				x	x
INTECH U.S. Value Fund	x	x		x				x	x
Janus Asia Equity Fund	x	x	x	x				x	x
Janus Balanced Fund	x	x	x	x		x	x	x	x
Janus Conservative Allocation Fund	x	x	x	x				x	x
Janus Contrarian Fund	x	x	x	x			x	x	x
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Enterprise Fund	x	x	x	x		x	x	x	x
Janus Flexible Bond Fund	x	x	x	x		x	x	x	x
Janus Forty Fund	x	x		x		x	x	x	x
Janus Fund	x	x	x	x		x	x	x	x
Janus Global Bond Fund	x	x	x	x				x	x
Janus Global Life Sciences Fund	x	x	x	x				x	x
Janus Global Real Estate Fund	x	x	x	x				x	x
Janus Global Research Fund	x	x	x	x				x	x
Janus Global Select Fund	x	x	x	x			x	x	x
Janus Global Technology Fund	x	x	x	x				x	x
Janus Government Money Market Fund			x						x
Janus Growth Allocation Fund	x	x	x	x				x	x
Janus Growth and Income Fund	x	x	x	x			x	x	x
Janus High-Yield Fund	x	x	x	x		x	x	x	x
Janus International Equity Fund	x	x	x	x		x	x	x	x
Janus Moderate Allocation Fund	x	x	x	x				x	x
Janus Money Market Fund			x						x
Janus Overseas Fund	x	x	x	x		x	x	x	x
Janus Protected Series – Global	x	x	x	x				x	x
Janus Protected Series – Growth	x	x	x	x				x	x
Janus Real Return Fund	x	x	x	x				x	x
Janus Research Fund	x	x	x	x		x		x	x
Janus Short-Term Bond Fund	x	x	x	x		x		x	x
Janus Triton Fund	x	x	x	x		x	x	x	x
Janus Twenty Fund			x						x
Janus Venture Fund	x	x	x	x		x		x	x
Janus World Allocation Fund	x	x		x				x	x
Janus Worldwide Fund	x	x	x	x			x	x	x
Perkins Global Value Fund	x	x	x	x		x		x	x
Perkins Large Cap Value Fund	x	x	x	x		x		x	x
Perkins Mid Cap Value Fund	x	x	x	x	x	x	x	x	x
Perkins Select Value Fund	x	x	x	x				x	x
Perkins Small Cap Value Fund	x	x	x	x	x	x	x	x	x
Perkins Value Plus Income Fund	x	x	x	x				x	x

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On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain underlying funds noted above assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The funds involved in the reorganizations had a fiscal year end of either October 31 or July 31. Each Fund described in this SAI has a fiscal year end of June 30.

Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.

Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

The Trustees of the Trust (excluding Mr. Cvengros, a new Trustee) were elected at a Special Meeting of Shareholders on June 10, 2010. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees

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can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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Financial statements

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ASSET ALLOCATION FUNDS ANNUAL REPORT OF JANUS INVESTMENT FUND (AUDITED)

The following audited financial statements for the period ended June 30, 2012 are hereby incorporated into this SAI by reference to the Annual Report dated June 30, 2012.

•	Schedules of Investments as of June 30, 2012

•	Statements of Assets and Liabilities as of June 30, 2012

•	Statements of Operations for the fiscal year ended June 30, 2012

•	Statements of Changes in Net Assets for the fiscal year ended June 30, 2012

•	Financial Highlights for each of the periods indicated

•	Notes to Financial Statements

•	Report of Independent Registered Public Accounting Firm

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ASSET ALLOCATION FUNDS SEMIANNUAL REPORT OF JANUS INVESTMENT FUND (UNAUDITED)

The following unaudited financial statements for the period ended December 31, 2011 are hereby incorporated into this SAI by reference to the Semiannual Report dated December 31, 2011.

•	Schedules of Investments as of December 31, 2011

•	Statements of Assets and Liabilities as of December 31, 2011

•	Statements of Operations for the period ended December 31, 2011

•	Statements of Changes in Net Assets for the period ended December 31, 2011

•	Financial Highlights for each of the periods indicated

•	Notes to Financial Statements

The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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Appendix A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation

Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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FITCH, INC.

Long-Term Bond Rating	Explanation

Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

FITCH, INC.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

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MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation

Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

Other Short-Term Debt Securities
Prime-1 and Prime-2 are the two highest ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor’s Ratings Services (“S&P”). Moody’s uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody’s have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody’s have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

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janus.com

151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

                                                                                                                         ▼ October 26, 2012

	Class A Shares Ticker	Class C Shares Ticker	Class I Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Asset Allocation
Janus World Allocation Fund	JAMPX	JCMPX	JIMPX	JSMPX	JAMTX

Janus Investment Fund

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of Janus World Allocation Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated October 26, 2012, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2

Investment Adviser	43

Custodian, Transfer Agent, and Certain Affiliations	50

Portfolio Transactions and Brokerage	52

Trustees and Officers	54

Shares of the Trust	63
Net Asset Value Determination	63
Purchases	64
Distribution and Shareholder Servicing Plans	65
Redemptions	67

Income Dividends, Capital Gains Distributions, and Tax Status	69

Principal Shareholders	71

Miscellaneous Information	73
Shares of the Trust	74
Shareholder Meetings	74
Voting Rights	74
Master/Feeder Option	75
Independent Registered Public Accounting Firm	75
Registration Statement	75

Financial Statements	76

Appendix A	77
Explanation of Rating Categories	77

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Classification, investment policies and restrictions,
and investment strategies and risks

JANUS INVESTMENT FUND

This Statement of Additional Information includes information about Janus World Allocation Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.

On July 6, 2009, as the result of the reorganization of funds of the Janus Adviser Series trust into the Trust, the Fund assumed the assets and liabilities of the corresponding Janus Adviser Series fund (the “predecessor fund”). For this reason, historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor fund.

The Fund’s adviser, Janus Capital, intends to operate the Fund as a “fund of funds,” meaning that substantially all of the Fund’s assets will be invested in other Janus mutual funds it advises (the “underlying funds”), as described in the Fund’s Prospectus. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for the Fund and is responsible for the general oversight of each subadviser.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

Underlying funds subadvised by INTECH. INTECH Investment Management LLC (“INTECH”) is the investment subadviser for INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”).

Underlying funds subadvised by Janus Singapore. Janus Capital Singapore Pte. Limited (“Janus Singapore”) is the investment subadviser for Janus Asia Equity Fund and for a portion of Janus Emerging Markets Fund.

Underlying funds subadvised by Perkins. Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and approximately half of Perkins Value Plus Income Fund (together, the “Value Funds”).

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

(1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The Fund may not:

(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

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(4) Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(7) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(2) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(3) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(4) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(5) The Fund may not invest in companies for the purpose of exercising control of management.

Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are

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equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Fund’s policies on investing in particular industries, as of the date of this SAI, the Fund and underlying funds rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that the Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund intends to change industry or industry group classifications with respect to equity investments to Global Industry Classification Standard (“GICS”), but would continue to use Bloomberg L.P. for fixed-income investments. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS OF THE FUND AND THE UNDERLYING FUNDS

This section discusses investment strategies of the Fund. These strategies may also apply to the underlying funds in which the Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to the Fund’s overall risk profile.

Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, an underlying fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. An underlying fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as “diversified.” This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position
As discussed in the Fund’s Prospectus and the underlying funds’ prospectuses, the Fund’s or an underlying fund’s cash position may temporarily increase under various circumstances. Securities that the Fund or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund or underlying fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

The underlying INTECH Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. Through this program, these underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds’

4

otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Exchange-Traded Notes
The Fund and certain underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or an underlying fund’s total return. The Fund or an underlying fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or any applicable underlying subadviser, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or an underlying fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or an underlying fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s or an underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, the Fund or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s or an underlying fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund or an underlying fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which the Fund or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables the Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund or the underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s or the underlying fund’s portfolio, although the Fund’s or the underlying fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund or the underlying fund will maintain

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cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

The Fund is a “fund of funds” that invests primarily in underlying funds and normally does not directly invest in the securities or use the investment techniques described in this section. The Fund may, to a limited extent, invest in other securities. This section discusses investment strategies of the underlying funds in which the Fund may invest. This section also details the risks associated with each investment strategy, because each investment vehicle and technique contributes to the Fund’s overall risk profile.

Illiquid Investments
Although the underlying funds intend to invest in liquid securities, each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Each money market fund may only invest up to 5% of its total assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of an underlying fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the “1933 Act”).

If illiquid securities exceed 15% of an underlying fund’s net assets after the time of purchase, the underlying fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund’s NAV.

Securities Lending
Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying

6

fund does not have the right to vote on securities while they are being lent; however, the underlying fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If an underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause an underlying fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the underlying funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the underlying funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the underlying funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Equity Securities
The underlying funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current

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market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an underlying fund is called for redemption or conversion, the underlying fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Special Purpose Acquisition Companies. Certain underlying funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that raise investor funds in order to seek acquisition or business combination opportunities. A SPAC may identify a specific industry or geographic region in which it intends to focus acquisition efforts, although many retain flexibility to invest in any industry or sector. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact an underlying fund’s ability to meet its investment objective. If a transaction that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to timely identify and complete a profitable acquisition. SPACs which pursue acquisitions only within certain industries or regions may be subject to price volatility related to such industries or regions. SPACs which trade in the over-the-counter market may be considered illiquid and/or be subject to restrictions on resale.

Financial Services Risk
To the extent that an underlying fund invests a significant portion of its assets in the financial services sector, that underlying fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Foreign Securities
Within the parameters of its specific investment policies, each underlying fund, including each INTECH Fund to the extent that foreign securities may be included in its respective named benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets

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governments, may involve greater risks than investing in domestic securities because an underlying fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of an underlying fund’s assets from that country. In addition, the economies of emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Additionally, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for an underlying fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on an underlying fund. Such factors may hinder an underlying fund’s ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund’s investment strategies and potentially affecting the value of the underlying fund.

Geographic Investment Risk. To the extent that an underlying fund invests a significant portion of its assets in a particular country or geographic region, the underlying fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on an underlying fund’s performance.

Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Geographic Concentration Risk. Because the underlying Janus Asia Equity Fund intends to focus its investments in a particular geographic region, the underlying fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, the underlying fund’s investments in Asian issuers increases that fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or region.

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Because of the underlying Janus Asia Equity Fund’s investment focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the underlying fund’s holdings to decrease, in some cases significantly. As a result, that fund is likely to be more volatile than a fund that is more geographically diverse in its investments.

The Asian region within which the underlying fund will focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the underlying fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the underlying fund to underperform funds that do not focus their investments in a single region of the world.

It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the underlying fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe and events in these economies could negatively impact the economies of the Asian region.

The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar United States securities which could lead to a significant possibility of loss to the underlying fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Emerging Markets. Within the parameters of its specific investment policies, each underlying fund, particularly Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Bond Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Overseas Fund, Janus Protected Series – Global, Janus Worldwide Fund, and Perkins Global Value Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Indexsm. Each of the underlying Janus Global Real Estate Fund and Janus International Equity Fund will normally limit its investments in emerging market countries to 15% and 20%, respectively, of its net assets. The underlying Janus Real Return Fund has, at times, invested a significant portion of its assets in emerging markets and may continue to do so. The underlying Janus Emerging Markets Fund will invest at least 80% of its net assets in companies from or with exposure to one or more “developing countries” or “emerging markets.” Such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the Morgan Stanley Capital International World Indexsm, which measures the equity market performance of developed markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted

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by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, an underlying fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund’s investments by country is contained in the underlying funds’ shareholder reports and Form N-Q reports, which are filed with the SEC.

Investment in China A Shares Market. The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license. Until Janus Capital acquires investment quota, the underlying funds will not be eligible to seek an allocation of such quota to invest directly in China A Shares. There can be no assurance that an underlying fund will receive investment quota. For funds that receive allocations, a failure to utilize quota and invest in China local market securities and/or any repatriation of capital by the underlying fund may result in the permanent loss of investment quota otherwise available to the underlying fund or other funds.

With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, an underlying fund’s investment in China A Shares would be subject to the underlying fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under Foreign Securities, and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital.

Peoples Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in RMB (or Renminbi, which is the sole legal tender issued by the PRC) accounts, foreign exchange accounts, and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of an underlying fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining the underlying fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, an underlying fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the underlying fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the underlying fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such underlying fund.

Short Sales
Certain underlying funds, with the exception of the INTECH Funds, may engage in “short sales against the box.” This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender.

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If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

Certain underlying funds, with the exception of the INTECH Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund’s borrowing restrictions. This requirement to segregate assets limits an underlying fund’s leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. An underlying fund’s ability to invest in short sales may be limited, as described in the underlying fund’s prospectuses.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each underlying fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

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For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund may obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the underlying fund, to reduce the assets to which underlying fund expenses could be allocated, and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities
The underlying funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S.

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Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency, or that federal support will continue beyond 2012.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The underlying funds’ investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

The underlying funds, with the exception of the INTECH Funds, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds’ prospectuses may apply.

Investment Company Securities
The Fund may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company’s voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting

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stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts
The underlying funds, including each INTECH Fund to the extent that they may be included in its respective named benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds’ prospectuses.

U.S. Government Securities
To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in U.S. Government securities. The underlying INTECH Funds may have exposure to U.S. Government securities only to the extent the cash sweep program may invest in such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities, including Treasury Inflation Protection Securities (“TIPS”), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae.

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In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations
The underlying funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities
Other types of income-producing securities that the underlying funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:

Inverse floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

Standby commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the

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portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts (“REITs”)
Within the parameters of its specific investment policies, each of the underlying funds may invest in REITs. The underlying Janus Global Real Estate Fund and Janus Real Return Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An underlying fund’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on an underlying fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, and Perkins Value

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Plus Income Fund, may invest in bank loans, which include institutionally-traded floating rate securities. Each underlying fund will limit its investments in bank loans to no more than 20% of its total assets, with the exception of Janus Global Technology Fund, which will limit its investments in bank loans to no more than 5% of its total assets.

Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis.

When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund’s NAV.

The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.

Floating Rate Loans
Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the underlying funds’ operations is unknown. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase

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fluctuations in an underlying fund’s NAV as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund’s return.

The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund’s holdings. To the extent required by applicable law, Janus Capital’s ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Other floating rate securities
The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The underlying Janus High-Yield Fund may invest without limit in such bonds. Janus Real Return Fund may invest up to 90% of its net assets in such bonds. To the extent an underlying fund invests in high-yield/high-risk bonds, under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Forty Fund, Janus Fund, Janus Global Bond Fund, Janus Global Life Sciences Fund, Janus Global Real Estate Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Overseas Fund, Janus Protected Series – Global, Janus Protected Series – Growth, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Worldwide Fund, Perkins Global Value Fund, and Perkins

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Select Value Fund), 20% or less of its net assets (Janus Asia Equity Fund, Janus Contrarian Fund, Janus Emerging Markets Fund, Janus International Equity Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund), or 50% or less of the fixed-income portion of its net assets (Perkins Value Plus Income Fund only). The underlying INTECH Funds do not intend to invest in high-yield/high-risk bonds.

Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

An underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds will be included in each underlying fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.

Defaulted Securities
An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit an underlying fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments
The Fund and certain underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. The underlying INTECH Funds may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future

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contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund or an underlying fund invests in a derivative for speculative purposes, the Fund or underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund or an underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund or an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund or underlying fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund or underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund or underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund or an underlying fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund or underlying fund may require the counterparty to post collateral if the Fund or underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts. The Fund and certain underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund or an underlying fund, and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the

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FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund or underlying funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s or underlying fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund or an underlying fund, the Fund or underlying fund may be entitled to return of margin owed to such underlying fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund and underlying funds do business.

The Fund and underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. Janus Capital currently relies on the exclusion from the definition of the term “commodity pool operator” as defined by the CFTC and the National Futures Association, which regulate trading in the futures markets. However, in February 2012, the CFTC adopted certain regulatory changes that narrow the exclusion from the definition of commodity pool operator contained in Rule 4.5 and which effectively impose additional restrictions on the Funds’ use of futures, options, and swaps. A Fund and Janus Capital will fall under full CFTC regulation if an underlying fund invests more than a prescribed level of its assets in such instruments, or if an underlying fund markets itself as providing investment exposure to these instruments. If a Fund becomes subject to full CFTC regulation, it will need to comply with additional disclosure and operations requirements. In addition, Janus Capital may become subject to regulation as a commodity pool operator. Compliance with these requirements would increase Fund expenses. The ultimate effect of these regulatory changes on the Funds and Janus Capital is uncertain. Such changes may adversely affect Janus Capital’s ability to manage a Fund’s investments and also may limit a Fund’s or an underlying fund’s ability to achieve its investment objective. The deadline for Janus Capital to register with the CFTC, if required, is expected to be on or about December 31, 2012.

Although the Fund or an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund or underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund’s or an underlying fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s or the underlying fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund or an underlying fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund or an underlying fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company’s stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the fund with respect to the futures contracts. Conversely, if a fund holds stocks and seeks to protect itself from a decrease in stock prices, the fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a fund holds an individual company’s stock and expects the price of that stock to decline, the fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If an underlying fund, with the exception of the INTECH Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, the fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the fund selling such securities in its portfolio.

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If interest rates increase as anticipated, the value of the securities would decline, but the value of the fund’s interest rate futures contract would increase, thereby keeping the NAV of the fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund or underlying funds. The Fund’s or underlying fund’s performance could be worse than if the fund had not used such instruments. For example, if the Fund or an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund or an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund or an underlying fund will not match exactly the fund’s current or potential investments. The Fund or an underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s or underlying fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s or underlying fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s or underlying fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when

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the price fluctuation limit is reached, it may be impossible for the Fund or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund or an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Fund or underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives the Fund or an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund or an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund or an underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund or an underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the fund is considering buying. If a call or put option the Fund or an underlying fund has written is exercised, the fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s or an underlying fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund or an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk the Fund or an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund and underlying funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund and underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s and underlying funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund or an underlying fund may enter into forward currency contracts with stated contract values of up to the value of the fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund or an underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund or an underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund or an underlying fund also may hedge some or all of its

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investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund or an underlying fund also may enter into a forward currency contract with respect to a currency where the Fund or underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund or an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, certain underlying funds may cross-hedge their U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in their respective benchmark index and/or to cover an underweight country or region exposure in their portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s or an underlying fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s or an underlying fund’s currency exposure from one foreign currency to another removes the fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the fund if its portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause an underlying fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund or an underlying fund than if it had not entered into such contracts.

In general, the Fund and underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund or an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund’s custodian segregates cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund or an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund or an underlying fund may buy call options permitting the fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund’s and underlying funds’ ability to utilize forward contracts may be restricted. In addition, the Fund or an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.

Options on Foreign Currencies. The Fund and underlying funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund or an underlying fund may buy put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund or an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund or an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates

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do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require the fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund and underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund or an underlying fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund or an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund or underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund or underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund and underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund or an underlying fund is “covered” if the fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund or an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the fund in cash or other liquid assets in a segregated account with the fund’s custodian.

The Fund and underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund or an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund or underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments. The Fund and underlying funds, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund or underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on the Fund’s operations is unknown.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any

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premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund or an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s or an underlying fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

An underlying fund, with the exception of the INTECH Funds, may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the underlying fund. Such participation may subject the underlying fund to expenses such as legal fees and may make the underlying fund an “insider” of the issuer for purposes of the federal securities laws, which may restrict the underlying fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by an underlying fund on such committees also may expose the underlying fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce the underlying fund’s rights as a creditor or to protect the value of securities held by the underlying fund.

Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Fund and underlying funds, with the exception of the INTECH Funds, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund and underlying funds may write and buy options on the same types of securities that the Fund and underlying funds may purchase directly. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

The Fund or an underlying fund may cover its obligations on a put option by segregating cash or other liquid assets with the funds’ custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund or an underlying fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund or underlying fund in cash or other liquid assets in a segregated

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account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The Fund or an underlying fund may cover its obligations on a call option by segregating cash or other liquid assets with the fund’s custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund or an underlying fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets in a segregated account with its custodian.

The Fund or an underlying fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund or an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund or an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund or an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund or an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, the fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund or an underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund or an underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund or an underlying fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund or an underlying fund may not be able to effect closing transactions in particular options and the fund would have to exercise the options in order to realize any profit. If the Fund or an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option

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expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund or an underlying fund may write options in connection with buy-and-write transactions. In other words, the Fund or an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s or an underlying fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund or an underlying fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s or an underlying fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund or underlying fund may elect to close the position or take delivery of the security at the exercise price and the fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund or an underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund or underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund or an underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund.

The Fund or an underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund or an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Securities Indices. The Fund and underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different.

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Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Non-U.S. Securities Indices. The Fund and underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund and underlying funds may also purchase and write OTC options on foreign securities indices.

The Fund and underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund and underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund and underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund and underlying funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund’s or an underlying fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s or an underlying fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options. In addition to the option strategies described above and in the prospectuses, the Fund or certain underlying funds, with the exception of the INTECH Funds, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund or an underlying fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s or underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. The Fund or an underlying fund may use exotic options to the extent that they are consistent with the Fund’s or the underlying fund’s investment objective and investment policies, and applicable regulations.

The Fund or an underlying fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund or underlying fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance

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does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds and currencies.

Swaps and Swap-Related Products. The underlying funds, with the exception of the INTECH Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund or an underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund or underlying fund. The Fund and underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund or underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s or an underlying fund’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s or underlying fund’s custodian. If the Fund or an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund or underlying fund. If there is a default by the other party to such a transaction, the Fund or underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund or underlying fund will not be able to meet its obligation to the counterparty. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

The Fund or an underlying fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund or an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Fund or an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund or an underlying fund is contractually obligated

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to make. If the other party to a swap that is not collateralized defaults, the Fund or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund or an underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the underlying fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that an underlying fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.

The Fund or an underlying fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps that are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Options on Swap Contracts. Certain underlying funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such

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as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund’s investment in these instruments exposes the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund’s indirect exposure to commodities may be limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s or an underlying fund’s ability to resell such a structured instrument may be more limited than its ability to resell other fund securities. The Fund and underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a fund’s net assets, when combined with all other illiquid investments of the fund. The underlying INTECH Funds do not intend to invest in structured investments.

Investment Strategies and Risks Applicable only to an Affiliated Underlying Money Market Fund
An affiliated underlying money market fund (“underlying money market fund”) may invest only in “eligible securities” as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the “Requisite NRSROs”) or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, an underlying money market fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 120 days or less. A description of the ratings of some NRSROs appears in Appendix A.

Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

Pursuant to Rule 2a-7, an underlying money market fund will generally invest at least 97% of its total assets in “first-tier” securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, an underlying money market fund may invest in “second-tier” securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) 1/2 of 1% of its total assets in second-tier securities issued by any single issuer or (ii) 3% of its total assets in second-tier securities. Immediately after the acquisition of any demand feature or guarantee that is a second-tier security, an underlying money market fund cannot have invested more

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than 2.5% of its total assets in securities issued by or subject to the demand features or guarantees from the entity that issued the demand feature or guarantee. The underlying money market funds also cannot purchase second-tier securities with a remaining maturity of more than 45 days.

The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with that underlying money market fund’s prospectuses.

Participation Interests
An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund’s interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days’ notice, for all or a part of the underlying money market fund’s participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund’s investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes
An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities
An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a “pass-through” of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective

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maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund’s Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates (“PCs”) which represent interests in mortgages from Freddie Mac’s national portfolio. The mortgage loans in Freddie Mac’s portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency, or that federal support will continue beyond 2012.

An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations

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(“CMOs”), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae, or by pools of conventional mortgages.

Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Structured investment vehicles and other similar vehicles (“structured vehicles”) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.

Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles’ assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.

Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund’s collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 5% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest

36

costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund’s portfolio, although an underlying money market fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

When-Issued and Delayed Delivery Securities
An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations
An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock
An underlying money market fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions
An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers’ acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.

Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund’s yield. Unless there is a

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readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases
An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.

In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor; (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other

38

transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Fund for the last two fiscal years.

	Portfolio Turnover Rate for	Portfolio Turnover Rate for
	the fiscal year ended	the fiscal year ended
Fund Name	June 30, 2012	June 30, 2011
Janus World Allocation Fund	36%	71%

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings, consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.

The Fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, in order of position size and as a percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The underlying funds may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

The Janus funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics

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Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

To the best knowledge of the Janus funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.

Name	Frequency	Lag Time
ACA Compliance Group	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Apex Systems, Inc.	As needed	Current
Aprimo, Inc.	As needed	Current
Athena Investment Services	As needed	Current
Barclays Capital Inc.	Daily	Current
Barra, Inc.	Daily	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Bowne & Company Inc.	Daily	Current
Bowne of Dallas	Semi-annually	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
CMS BondEdge	As needed	Current
Consulting Services Group, LLC	As needed	Current
Corporate Compliance Partners LLC	As needed	Current
Cutter Associates, Inc.	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems Corp.	As needed	Current
Ennis, Knupp & Associates, Inc.	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current

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Name	Frequency	Lag Time
FactSet Research Systems, Inc.	As needed	Current
Financial Express Limited	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
FT Interactive Data Corporation	Daily	Current
HeterMedia Services Limited	Monthly	Current
Hewitt Associates LLC	As needed	Current
Imagine Software Inc.	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KFORCE Inc.	Daily	Current
KPMG LLP	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nikko AM Americas	As needed	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Promontory Financial Group, LLC	As needed	Current
QuoteVision Limited	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Reuters America Inc.	Daily	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Sapient Corporation	As needed	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current

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Name	Frequency	Lag Time
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
The Yield Book Inc.	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Yanni Partners, Inc.	Quarterly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

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Investment adviser

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectus, the Fund and each underlying fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

The Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected underlying fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund, and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain underlying funds to INTECH, Janus Singapore, and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.

Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses Janus Capital for its out-of-pocket costs. The Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadviser) provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.

Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by Janus Capital to the Fund pursuant to an expense limitation agreement with the Fund.

A discussion regarding the basis for the Trustees’ approval of the Fund’s Investment Advisory Agreement is included in the Fund’s next annual or semiannual report to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate of 0.07%.

EXPENSE LIMITATION

Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses exceed the annual rate shown below. For information about how this expense limit affects the total expenses of each class of the Fund, refer to the “Fees and Expenses

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of the Fund” table in the Fund Summary of the Prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least November 1, 2013.

Expense Limit
Fund Name	Percentage (%)
Janus World Allocation Fund	0.45

The Fund benefits from the investment advisory services provided to the underlying funds and, as a shareholder of those underlying funds, indirectly bears a proportionate share of those underlying funds’ advisory fees.

The following table summarizes the investment advisory fees paid by the Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the fiscal years or periods noted.

	June 30, 2012				June 30, 2011				June 30, 2010(1)			July 31, 2009(2)(3)
	Advisory				Advisory				Advisory			Advisory
Fund Name	Fees	Waivers(−)			Fees	Waivers(−)			Fees	Waivers(−)		Fees	Waivers(−)
Janus World Allocation Fund	$4,997	−$	4,997	(4)	$6,296	−$	6,296	(4)	$4,380	−$	4,380(4)	$1,144	−$	1,144(4)

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	The Fund’s or predecessor fund’s previous fiscal year end.
(3)	September 3, 2008 (effective date) to July 31, 2009.
(4)	The fee waiver by Janus Capital exceeded the advisory fee.

UNDERLYING FUNDS

Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate for each underlying fund. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund’s performance relative to its benchmark index. For more information regarding the underlying funds’ investment advisory fees and expense limitations, please refer to the underlying funds’ prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund with INTECH Investment Management LLC. Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying INTECH Funds.

Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund with Janus Capital Singapore Pte. Limited. Janus Capital, not the underlying funds, pays Janus Singapore a subadvisory fee for services provided to the underlying Janus Asia Equity Fund and Janus Emerging Markets Fund.

Janus Capital has entered into Sub-Advisory Agreements, on behalf of the underlying Perkins Global Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund, with Perkins Investment Management LLC. Janus Capital, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying Value Funds.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual

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fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay, from their own assets, brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

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ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers’ and/or investment personnel’s request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives. Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but not held long in the account the manager is placing the short in. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus funds and accounts.

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The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

Janus Ethics Rules
Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift and Entertainment Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Trading Code of Ethics (the “Code of Ethics”), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Trustees have delegated to Janus Capital or the underlying funds’ subadviser, as applicable, the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

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The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC
PROXY VOTING SUMMARY FOR MUTUAL FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.

While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

The Fund owns shares in underlying funds. If an underlying fund has a shareholder meeting, the Fund normally would vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will

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generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Executive Compensation Issues
Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap as identified by the Proxy Voting Service, the proposed equity-based compensation plan will generally be opposed. In addition, proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed.

General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund, the underlying funds, and an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

For the fiscal years or periods noted, the total amounts paid by Class S Shares and Class T Shares of the Fund to Janus Services for administrative services are summarized below. For Class S Shares and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers.

	Administrative	Administrative	Administrative	Administrative
	Services Fees	Services Fees	Services Fees(1)	Services Fees
Fund Name	June 30, 2012	June 30, 2011	June 30, 2010	July 31, 2009
Janus World Allocation Fund
Class S Shares	$454	$814	$812	$622(2)
Class T Shares	$1,763	$2,609	$61	$ —(3)

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).
(3)	Class T Shares commenced operations on July 6, 2009; amount paid was de minimis.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Through Janus Services, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Fund also uses and pays for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Fund with contingent deferred sales charges, as applicable.

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Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

The Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below and further in the underlying funds’ statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services as described below. For more information regarding the brokerage commissions paid by the underlying funds, please refer to the underlying funds’ prospectuses and statements of additional information.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds’ Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

For the fiscal year ended June 30, 2012, the total broker commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.

Fund Name	Commissions	Transactions
Janus World Allocation Fund	$238	$281,550

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities and Exchange Act of 1934. CCAs allow Janus Capital

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to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Fund. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or a subadviser, as applicable, better prices and executions will be achieved through the use of a broker.

The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal years or periods noted.

Fund Name	June 30, 2012	June 30, 2011	June 30, 2010(1)	July 31, 2009(2)
Janus World Allocation Fund	$543	$351	$448	$320

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

Brokerage commissions paid by a fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56	Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees (cont’d.)

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

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OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus World Allocation Fund	9/08-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee in 2012, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

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John P. McGonigle: Service in multiple capacities with a leading financial services firm, including as Head of Mutual Funds and Asset Management, as an independent trustee of a money market fund, and a Fund Independent Trustee since 2010.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and CEO of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus funds in the complex.

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Committees of the Board
The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2012

Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) William D. Stewart	5

Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	James T. Rothe (Chair) John P. McGonigle William D. Stewart	5

Investment Oversight Committee	Oversees the investment activities of the Trust’s non-money market funds.	William F. McCalpin (Chair) William D. Cvengros John P. McGonigle James T. Rothe William D. Stewart Linda S. Wolf	5

Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) William F. McCalpin John P. McGonigle	9

Money Market Committee	Reviews various matters related to the operations of the Janus money market funds, including compliance with their Money Market Fund Procedures.	John P. McGonigle (Chair) William D. Cvengros	4

Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	8

Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) James T. Rothe Linda S. Wolf	9

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Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus funds’ risk management process.

Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2011, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds

Independent Trustees

William F. McCalpin	None	Over $100,000

William D. Cvengros	None	Over $100,000

John P. McGonigle	None	Over $100,000(1)

James T. Rothe	None	Over $100,000

William D. Stewart	None	Over $100,000

Linda S. Wolf	None	Over $100,000(1)

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

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The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

	Aggregate	Total
	Compensation from	Compensation from
	the Fund for	the Janus Funds for
	fiscal year ended	calendar year ended
Name of Person, Position	June 30, 2012	December 31, 2011(1)(2)
Independent Trustees

William F. McCalpin, Chairman and Trustee(3)(4)	$26	$387,000

William D. Cvengros, Trustee(5)	$19	$257,000

John P. McGonigle, Trustee(4)	$19	$277,000

James T. Rothe, Trustee(4)	$20	$292,500

William D. Stewart, Trustee(4)	$19	$279,000

Linda S. Wolf, Trustee(4)	$20	$298,000

(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 55 portfolios.

(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: John P. McGonigle $83,100.

(3)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Fund and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.

(5)	Aggregate Compensation received from the Fund includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.

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JANUS INVESTMENT PERSONNEL

Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2012. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered	Other Pooled
		Investment	Investment
		Companies	Vehicles	Other Accounts
Daniel G. Scherman	Number of Other Accounts Managed	1	None	None
	Assets in Other Accounts Managed	$440,015	None	None

Material Conflicts
As shown in the table above, the Fund’s portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. In addition, the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.”

Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among such underlying funds. In addition, the Fund’s portfolio manager, who also serves as Senior Vice President and Chief Risk Officer of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and Janus Growth Allocation Fund, as well as Janus Aspen Moderate Allocation Portfolio, which are other “funds of funds” offered by Janus Capital.

Compensation Information
The following describes the structure and method of calculating the portfolio manager’s compensation as of June 30, 2012.

The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and Chief Risk Officer, and for his management of the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management). Fixed compensation is based on the portfolio manager’s experience and is designed to be industry competitive.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

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The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

As of June 30, 2012, the portfolio manager beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table also reflects the portfolio manager’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the “Janus Funds”).

Investment Personnel	Dollar Range of Equity Securities in Janus World Allocation Fund		Aggregate Dollar Range of Equity Securities in Janus Funds

Janus Capital

Daniel G. Scherman	Janus World Allocation Fund	$100,001-$500,000	$500,001-$1,000,000

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Shares of the trust

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. The assets of the Fund also consist of shares of the underlying funds, which are valued at their respective NAVs. The per share NAV for each class of each underlying fund is computed by dividing the total value of an underlying fund’s securities and other assets allocated to the class, less liabilities allocated to the class, attributable to the underlying fund, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the NASDAQ National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in the Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

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PURCHASES

With the exception of Class I Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectus. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class S Shares, or Class T Shares at the discretion of Janus Capital.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust’s distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

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	Sales Charge as a	Sales Charge as a	Amount of Sales Charge Reallowed
	Percentage of	Percentage of Net	to Financial Intermediaries as a
Amount of Purchase at Offering Price	Offering Price*	Amount Invested	Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.50%	4.71%	3.75%

$100,000 but under $250,000	3.50%	3.63%	2.75%

$250,000 but under $500,000	2.50%	2.56%	2.00%

$500,000 but under $1,000,000	2.00%	2.04%	1.60%

$1,000,000 and above	None **	None	None

*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30, unless otherwise noted.

	Aggregate Sales Commissions
Fund Name	2012	2011	2010(1)	2009(2)
Janus World Allocation Fund
Class A Shares	$6,016	$13,938	$23,691	$34,448

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	For the fiscal period September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

During the fiscal years ended June 30, unless otherwise noted, Janus Distributors retained the following upfront sales charges.

	Upfront Sales Charges
Fund Name	2012	2011	2010(1)	2009(2)
Janus World Allocation Fund
Class A Shares	$876	$2,170	$3,488	$5,428

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).
(2)	For the fiscal period September 3, 2008 (effective date) to July 31, 2009 (the Fund’s or predecessor fund’s previous fiscal year end).

Class C Shares, Class I Shares, Class S Shares, and Class T Shares
Class C Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares and Class S Shares
As described in the Prospectus, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A

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Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.

Class C Shares
As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

For the fiscal year ended June 30, 2012, the total amounts paid by the Class A Shares, Class C Shares, and Class S Shares of the Fund to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class’ respective Plan are summarized below.

		Prospectus
		Preparation,
	Advertising and	Printing	Payment to	Compensation to	Total Fund 12b-1
Fund Name	Literature	and Mailing	Brokers	Sales Personnel	Payments
Janus World Allocation Fund
Class A Shares	$0	$0	$7,337	$4	$7,342
Class C Shares	$0	$0	$16,642	$0	$17,577
Class S Shares	$0	$0	$34	$0	$598

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REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

For the fiscal years ended June 30, unless otherwise noted, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.

	Contingent Deferred Sales Charges
Fund Name	2012	2011	2010(1)
Janus World Allocation Fund
Class A Shares	$—	$—	$—
Class C Shares	$430	$171	$1,018

(1)	For the fiscal period August 1, 2009 to June 30, 2010 (the Fund’s new fiscal year end).

Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges

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described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

68

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund’s Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

The Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, the Fund’s income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code – each has done so for its past taxable years and intends to continue to do so for its current and future taxable years – (i) dividends paid to the Fund from such underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income; (ii) dividends paid to the Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to the Fund as long-term capital gains; (iii) dividends paid to the Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to the Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of the Fund’s holdings or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Although an underlying fund that qualifies as a regulated investment company under the Internal Revenue Code will be eligible to elect to “pass-through” to its shareholders (including the Fund) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, the Fund will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment company taxable income.

An underlying fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the underlying fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

An underlying fund’s investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Fund) for federal income tax purposes.

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Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund’s income from a REIT or “excess inclusion income” that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT’s excess inclusion income.

As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives (“disqualified organizations”). This may impact the underlying fund’s performance.

Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

Certain underlying funds’ transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. Certain transactions or strategies utilized by the Fund or underlying fund may generate nonqualified income that can impact an investor’s taxes.

Certain Fund and underlying funds’ transactions in commodity-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). Income from investment in commodities and commodity-linked derivatives is not considered “qualifying income.” As a part of the Fund’s and an underlying fund’s investment strategy, the Fund and an underlying fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the Fund and an underlying fund to qualify as a regulated investment company under Subchapter M, the Fund and an underlying fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

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Principal shareholders

As of September 30, 2012, the officers and Trustees as a group owned approximately 7% of Class I Shares of the Fund and less than 1% of the outstanding Shares of any other class of the Fund. As of September 30, 2012, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Fund is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person may be presumed to control the Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling person could significantly reduce the asset size of the Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of the Trust, as of September 30, 2012, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Fund, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital’s or JCGI’s ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Fund, except as shown. To the extent that Janus Capital or a subadviser to any Fund beneficially owns 25% or more of the outstanding Shares of any class of the Fund, Janus Capital or the subadviser may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JCGI’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus World Allocation Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	23.19%

	Pershing LLC Jersey City, NJ	21.49%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.66%

Janus World Allocation Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	57.41%

	First Clearing LLC Special Custody Account For the Exclusive Benefit of Customer St. Louis, MO	19.26%

	Pershing LLC Jersey City, NJ	6.44%

Janus World Allocation Fund Class I Shares	NFS LLC FEBO FIIOC Agent FBO Qualified Employee Plans 401K FINOPS-IC Funds Covington, KY	80.21%

	LPL Financial A/C 1000-0005 San Diego, CA	11.59%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.21%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus World Allocation Fund Class S Shares	Janus Capital Group Inc. Denver, CO	97.72%	*

Janus World Allocation Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	83.95%

	LPL Financial A/C 1000-0005 San Diego, CA	8.31%

	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	6.49%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 44 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.

	Class A	Class C	Class D	Class I	Class L	Class N	Class R	Class S	Class T
Fund Name	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
INTECH Global Dividend Fund	x	x	x	x				x	x
INTECH International Fund	x	x		x				x	x
INTECH U.S. Core Fund	x	x	x	x				x	x
INTECH U.S. Growth Fund	x	x		x				x	x
INTECH U.S. Value Fund	x	x		x				x	x
Janus Asia Equity Fund	x	x	x	x				x	x
Janus Balanced Fund	x	x	x	x		x	x	x	x
Janus Conservative Allocation Fund	x	x	x	x				x	x
Janus Contrarian Fund	x	x	x	x			x	x	x
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Enterprise Fund	x	x	x	x		x	x	x	x
Janus Flexible Bond Fund	x	x	x	x		x	x	x	x
Janus Forty Fund	x	x		x		x	x	x	x
Janus Fund	x	x	x	x		x	x	x	x
Janus Global Bond Fund	x	x	x	x				x	x
Janus Global Life Sciences Fund	x	x	x	x				x	x
Janus Global Real Estate Fund	x	x	x	x				x	x
Janus Global Research Fund	x	x	x	x				x	x
Janus Global Select Fund	x	x	x	x			x	x	x
Janus Global Technology Fund	x	x	x	x				x	x
Janus Government Money Market Fund			x						x
Janus Growth Allocation Fund	x	x	x	x				x	x
Janus Growth and Income Fund	x	x	x	x			x	x	x
Janus High-Yield Fund	x	x	x	x		x	x	x	x
Janus International Equity Fund	x	x	x	x		x	x	x	x
Janus Moderate Allocation Fund	x	x	x	x				x	x
Janus Money Market Fund			x						x
Janus Overseas Fund	x	x	x	x		x	x	x	x
Janus Protected Series – Global	x	x	x	x				x	x
Janus Protected Series – Growth	x	x	x	x				x	x
Janus Real Return Fund	x	x	x	x				x	x
Janus Research Fund	x	x	x	x		x		x	x
Janus Short-Term Bond Fund	x	x	x	x		x		x	x
Janus Triton Fund	x	x	x	x		x	x	x	x
Janus Twenty Fund			x						x
Janus Venture Fund	x	x	x	x		x		x	x
Janus World Allocation Fund	x	x		x				x	x
Janus Worldwide Fund	x	x	x	x			x	x	x
Perkins Global Value Fund	x	x	x	x		x		x	x
Perkins Large Cap Value Fund	x	x	x	x		x		x	x
Perkins Mid Cap Value Fund	x	x	x	x	x	x	x	x	x
Perkins Select Value Fund	x	x	x	x				x	x
Perkins Small Cap Value Fund	x	x	x	x	x	x	x	x	x
Perkins Value Plus Income Fund	x	x	x	x				x	x

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On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, the Fund assumed the assets and liabilities of the corresponding Janus Adviser Series funds. For this reason, historical information contained in this SAI for periods prior to July 6, 2009 is that of the predecessor fund. Prior to the reorganization, the predecessor fund had a fiscal year end of July 31. The Fund described in this SAI has a fiscal year end of June 30.

Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus” as soon as reasonably practicable.

Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust and in accordance with any applicable regulations and laws, such as the 1940 Act, the Trustees have the authority to merge, liquidate, and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

The Trustees of the Trust (excluding Mr. Cvengros, a new Trustee) were elected at a Special Meeting of Shareholders on June 10, 2010. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees

74

can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

  75

Financial statements

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ASSET ALLOCATION FUND ANNUAL REPORT OF JANUS INVESTMENT FUND (AUDITED)

The following audited financial statements for the period ended June 30, 2012 are hereby incorporated into this SAI by reference to the Annual Report dated June 30, 2012.

•	Schedule of Investments as of June 30, 2012

•	Statement of Operations for the periods indicated

•	Statement of Assets and Liabilities as of June 30, 2012

•	Statement of Changes in Net Assets for the periods indicated

•	Financial Highlights for each of the periods indicated

•	Notes to Financial Statements

•	Report of Independent Registered Public Accounting Firm

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS ASSET ALLOCATION FUND SEMIANNUAL REPORT OF JANUS INVESTMENT FUND (UNAUDITED)

The following unaudited financial statements for the period ended December 31, 2011 are hereby incorporated into this SAI by reference to the Semiannual Report dated December 31, 2011.

•	Schedule of Investments as of December 31, 2011

•	Statement of Operations for the periods indicated

•	Statement of Assets and Liabilities as of December 31, 2011

•	Statement of Changes in Net Assets for the periods indicated

•	Financial Highlights for each of the periods indicated

•	Notes to Financial Statements

The portions of the Annual and Semiannual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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Appendix A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation

Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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FITCH, INC.

Long-Term Bond Rating	Explanation

Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

FITCH, INC.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

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MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation

Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

Other Short-Term Debt Securities
Prime-1 and Prime-2 are the two highest ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by Standard & Poor’s Ratings Services (“S&P”). Moody’s uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody’s have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody’s have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

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janus.com

151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

ANNUAL REPORT

June 30, 2012

Janus Asset Allocation Funds

Janus Growth Allocation Fund
Janus Moderate Allocation Fund
Janus Conservative Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

SUMMARY

Global economic growth has been lackluster over the past 12 months, while Europe’s ongoing debt problems have been a continuing source of anxiety. As uncertainty grew, equity volatility increased and fixed income investors embraced the safety of U.S. Treasury securities despite record-low yields. Although this makes for a challenging investing environment, we believe that individual security selection is key to mitigating downside risk and navigating through volatile markets.

EQUITIES: VOLATILITY BEGETS OPPORTUNITY

Despite current macroeconomic uncertainty, we have strong convictions about the long-term potential of equities, especially for companies with long duration growth potential in their cash flows and earnings. Free-cash-flow yields on many growth companies are currently between 7% and 10%, while 10-year U.S. Treasury yields hover around 1.6% (to put this in perspective, keep in mind that the difference between free-cash-flow yields and 10-year Treasury securities averages 4% on a historical basis). This wider spread implies a substantial risk premium for stocks right now, and we believe it offers an attractive entry point for investment. Many companies are making good use of their free cash flow by hiking dividends, repurchasing stock or making strategic acquisitions that consolidate their position within their industries. Stocks also provide the potential for future growth, as well-positioned companies can increase revenues and cash flows, then deploy that capital in positive ways. In today’s low-yield environment, this makes a compelling case for equity investment.

Going forward, we believe the foundation for modest U.S. economic growth is on track. The uncertainty over Europe has delayed capital spending plans for many businesses, and that does rob businesses of some future growth. However, the last four years have also taught management teams to deal with uncertainty. Europe has at least been an uncertainty companies were aware of for the past three years. Investors also have been aware, and in many cases slower future growth in Europe already is reflected in stock prices. While companies do not know the exact outcomes for the region, they expect weakness and are not hinging their business plans on a stronger Europe. Instead, successful companies are focusing on innovative strategies that should allow them to take market share or expand their addressable market, positioning them to significantly grow revenues despite the slow-growth global economy that we’re facing.

FIXED INCOME: SHELTER FROM THE STORM

From a fixed income investment standpoint, a key objective in the first half of 2012 was to position our portfolios for greater market volatility. Credit markets enjoyed a strong rally in the first quarter of this year and fourth quarter of 2011, and we correctly assumed that this would be followed by some level of pullback as investors paused to consider where to go next. We also remain moderately concerned about the declining liquidity in corporate credit markets, as changing banking regulations have encouraged dealer banks to reduce credit inventory and step back from their traditional market-maker role; this reduced liquidity can lead to price gaps in volatile markets.

Given those factors, we focused on reducing credit in many of our fixed-income portfolios, particularly higher-beta and less-liquid credits. It’s important to note that we remain bullish on corporate credit in general, and are still overweight to credit compared with portfolio benchmarks. Collectively, we believe that credit offers the best risk-reward opportunities in the market today. Our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets, putting their businesses in a more stable position. However, we are cognizant of the credit market’s correlation to the equity market, and would consider further reducing our credit weighting if we became concerned about the direction of equities.

OUTLOOK: SEEKING CLARITY AND BALANCE

It’s likely that the markets will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy and the direction of the economy. Until we see

Janus Asset Allocation Funds | 1

(Continued) (unaudited)

significant deleveraging of financial institutions and restructuring of economies of developed nations, it’s likely that we will continue to struggle from a macroeconomic standpoint.

However, we still believe that the U.S. economy is resilient and that our culture of dynamic capitalism and creative disruption will stand us in good stead relative to other regions of the world. The key is to maintain balance until the tumult subsides, choosing securities carefully and mitigating downside risks. We believe this strategy will deliver the best results over the long term.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

Janus Asset Allocation Funds | 3

(Continued) (unaudited)

owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2012

Janus Growth Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can potentially provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Growth Allocation Fund’s Class T Shares returned -3.90% for the 12-month period ended June 30, 2012. This compares to a return of 5.45% for the S&P 500 Index, the Fund’s primary benchmark, and a return of -0.83% for its secondary benchmark, the Growth Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE Index (25%), the Barclays U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets Index (5%).

Economic Overview

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

Janus Growth Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Growth Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary and secondary benchmarks largely due to the underperformance of some of its underlying equity funds. Our equity funds with the most international exposure, namely Janus Overseas Fund, Janus International Equity Fund and INTECH International Fund, were the largest detractors. Conversely, our fixed income holding Janus Flexible Bond Fund was the largest contributor followed by INTECH U.S. Value Fund and INTECH U.S. Growth Fund.

Among changes during the period, we increased INTECH International Fund and reduced Janus International Equity Fund and Janus Overseas Fund to improve diversification. We also increased exposure to Janus Global Bond Fund

Janus Asset Allocation Funds | 5

Janus Growth Allocation Fund (unaudited)

to more closely match our strategic asset allocation targets.

We also added direct exposure to emerging markets by establishing a position in Janus Emerging Markets Fund. This marked the first time the Fund has had explicit exposure to the asset class, although it has indirect exposure through certain investments, such as Janus Overseas Fund, which have historically held a significant percentage in emerging markets. We made the move in recognition of the larger representation emerging markets have in global capital markets and based on our assessment that emerging markets are better positioned to weather the continuing fiscal storm than developed markets are experiencing (particularly Europe).

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus Growth Allocation Fund.

6 | JUNE 30, 2012

(unaudited)

Janus Growth Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	12.5%
Janus International Equity Fund – Class N Shares	12.1%
INTECH U.S. Value Fund(1) – Class I Shares	10.7%
Perkins Large Cap Value Fund – Class N Shares	9.9%
INTECH U.S. Growth Fund(2) – Class I Shares	9.3%
INTECH International Fund(3) – Class I Shares	7.7%
Janus Overseas Fund – Class N Shares	7.3%
Janus Research Fund – Class N Shares	5.6%
Janus Global Bond Fund – Class I Shares	4.9%
Janus Global Real Estate Fund – Class I Shares	3.7%
Janus Twenty Fund – Class D Shares	3.6%
Janus Fund – Class N Shares	3.1%
Perkins Mid Cap Value Fund – Class N Shares	2.0%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Janus Triton Fund – Class N Shares	1.8%
Janus Short-Term Bond Fund – Class N Shares	1.4%
Janus Emerging Markets Fund – Class I Shares	1.0%
Janus High-Yield Fund – Class N Shares	0.6%
Janus Contrarian Fund – Class I Shares	0.6%
Janus Global Select Fund – Class I Shares	0.2%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Growth Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Janus Asset Allocation Funds | 7

Janus Growth Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth Allocation Fund – Class A Shares

NAV	–4.04%	1.02%	4.70%	1.12%	1.12%

MOP	–9.54%	–0.17%	3.75%

Janus Growth Allocation Fund – Class C Shares

NAV	–4.90%	0.24%	3.90%	1.89%	1.89%

CDSC	–5.84%	0.24%	3.90%

Janus Growth Allocation Fund – Class D Shares(1)	–3.77%	1.20%	4.89%	0.96%	0.96%

Janus Growth Allocation Fund – Class I Shares	–3.78%	1.15%	4.85%	0.93%	0.93%

Janus Growth Allocation Fund – Class S Shares	–4.18%	0.80%	4.47%	1.35%	1.35%

Janus Growth Allocation Fund – Class T Shares	–3.90%	1.15%	4.85%	1.03%	1.03%

S&P 500® Index	5.45%	0.22%	3.52%

Growth Allocation Index	–0.83%	0.55%	4.01%

Lipper Quartile – Class T Shares	4th	2nd	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	484/568	175/475	49/415

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 9

Janus Growth Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,057.50	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,051.70	$7.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,059.00	$1.38

Hypothetical (5% return before expenses)	$1,000.00	$1,023.52	$1.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,059.90	$0.87

Hypothetical (5% return before expenses)	$1,000.00	$1,024.02	$0.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,056.70	$2.91

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,058.10	$1.48

Hypothetical (5% return before expenses)	$1,000.00	$1,023.42	$1.46

†	Expenses are equal to the annualized expense ratio of 0.51% for Class A Shares, 1.46% for Class C Shares, 0.27% for Class D Shares, 0.17% for Class I Shares, 0.57% for Class S Shares and 0.29% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

10 | JUNE 30, 2012

Janus Growth Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 80.6%
2,609,631	INTECH International Fund(2) – Class I Shares	$17,667,203
1,497,490	INTECH U.S. Growth Fund(3) – Class I Shares	21,488,985
2,406,119	INTECH U.S. Value Fund(4) – Class I Shares	24,518,357
94,561	Janus Contrarian Fund – Class I Shares	1,295,484
312,215	Janus Emerging Markets Fund – Class I Shares	2,335,372
238,633	Janus Fund – Class N Shares	7,135,115
915,775	Janus Global Real Estate Fund – Class I Shares	8,498,392
54,003	Janus Global Select Fund – Class I Shares	501,150
2,784,974	Janus International Equity Fund – Class N Shares	27,710,490
533,485	Janus Overseas Fund – Class N Shares	16,788,778
428,559	Janus Research Fund – Class N Shares	12,942,470
231,211	Janus Triton Fund – Class N Shares	4,083,187
142,825	Janus Twenty Fund – Class D Shares	8,310,988
1,696,104	Perkins Large Cap Value Fund – Class N Shares	22,778,670
225,507	Perkins Mid Cap Value Fund – Class N Shares	4,724,368
214,464	Perkins Small Cap Value Fund – Class N Shares	4,533,761
		185,312,770
Fixed Income Funds – 19.4%
2,651,311	Janus Flexible Bond Fund – Class N Shares	28,766,729
1,072,610	Janus Global Bond Fund – Class I Shares	11,230,224
156,805	Janus High-Yield Fund – Class N Shares	1,412,815
1,037,418	Janus Short-Term Bond Fund – Class N Shares	3,195,247
		44,605,015

Total Investments (total cost $207,159,381) – 100.0%		229,917,785

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(84,766)

Net Assets – 100%		$229,833,019

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 11

Janus Moderate Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can potentially provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Moderate Allocation Fund’s Class T Shares returned -0.33% for the 12-month period ended June 30, 2012. This compares to a return of 5.45% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 1.95% for its secondary benchmark, the Moderate Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets Index (2%).

Market Review

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

Janus Moderate Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Moderate Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary benchmark and secondary benchmarks largely due to the underperformance of some of its underlying equity funds. Our equity funds with the most international exposure, namely Janus Overseas Fund, Janus International Equity Fund and INTECH International Fund, were the largest detractors. Conversely, our fixed income holding Janus Flexible Bond Fund was the largest contributor followed by INTECH U.S. Value Fund and Perkins Large Cap Value Fund. Despite its concentrated, aggressive approach, Janus Twenty Fund was also among contributors.

Among changes to the Fund, we added direct exposure to emerging markets by establishing a position in Janus

12 | JUNE 30, 2012

(unaudited)

Emerging Markets Fund. This marked the first time the Fund has had explicit exposure to the asset class, although it has indirect exposure through certain investments, such as Janus Overseas Fund, which have historically held a significant percentage in emerging markets. We made the move in recognition of the larger representation emerging markets have in global capital markets and based on our assessment that emerging markets are better positioned to weather the continuing fiscal storm than developed markets are experiencing (particularly Europe).

We added INTECH International Fund as a complement to Janus’s actively-managed international exposure given INTECH’s diversification benefits. We reduced our position in Janus International Equity Fund to start the position. Finally, we increased Perkins Large Cap Value Fund and reduced Janus Research Fund to better meet our strategic asset allocation targets with a higher large cap value exposure.

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus Moderate Allocation Fund.

Janus Asset Allocation Funds | 13

Janus Moderate Allocation Fund (unaudited)

Janus Moderate Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	34.2%
INTECH U.S. Value Fund(1) – Class I Shares	10.3%
Perkins Large Cap Value Fund – Class N Shares	9.8%
Janus International Equity Fund – Class N Shares	8.4%
INTECH U.S. Growth Fund(2) – Class I Shares	7.1%
Janus Short-Term Bond Fund – Class N Shares	5.4%
Janus Research Fund – Class N Shares	4.6%
INTECH International Fund(3) – Class I Shares	4.5%
Janus Overseas Fund – Class N Shares	4.3%
Janus Fund – Class N Shares	2.2%
Janus Twenty Fund – Class D Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Janus Triton Fund – Class N Shares	1.9%
Janus Global Real Estate Fund – Class I Shares	1.9%
Janus High-Yield Fund – Class N Shares	0.6%
Janus Emerging Markets Fund – Class I Shares	0.5%
Janus Global Select Fund – Class I Shares	0.2%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Moderate Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

14 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Moderate Allocation Fund – Class A Shares

NAV	–0.49%	3.39%	5.69%	1.13%	1.13%

MOP	–6.23%	2.17%	4.73%

Janus Moderate Allocation Fund – Class C Shares

NAV	–1.27%	2.63%	4.91%	1.79%	1.79%

CDSC	–2.24%	2.63%	4.91%

Janus Moderate Allocation Fund – Class D Shares(1)	–0.27%	3.58%	5.89%	0.88%	0.88%

Janus Moderate Allocation Fund – Class I Shares	–0.20%	3.53%	5.85%	0.80%	0.80%

Janus Moderate Allocation Fund – Class S Shares	–0.64%	3.15%	5.44%	1.27%	1.27%

Janus Moderate Allocation Fund – Class T Shares	–0.33%	3.53%	5.85%	0.98%	0.98%

S&P 500® Index	5.45%	0.22%	3.52%

Moderate Allocation Index	1.95%	2.38%	4.69%

Lipper Quartile – Class T Shares	3rd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	356/494	33/402	15/350

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 15

Janus Moderate Allocation Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

16 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,055.30	$1.89

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,050.70	$6.83

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,055.90	$1.33

Hypothetical (5% return before expenses)	$1,000.00	$1,023.57	$1.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,056.80	$0.92

Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	$0.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.80	$3.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$2.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,056.00	$1.23

Hypothetical (5% return before expenses)	$1,000.00	$1,023.67	$1.21

†	Expenses are equal to the annualized expense ratio of 0.37% for Class A Shares, 1.34% for Class C Shares, 0.26% for Class D Shares, 0.18% for Class I Shares, 0.59% for Class S Shares and 0.24% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 17

Janus Moderate Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 59.8%
1,775,962	INTECH International Fund(2) – Class I Shares	$12,023,262
1,317,193	INTECH U.S. Growth Fund(3) – Class I Shares	18,901,719
2,685,781	INTECH U.S. Value Fund(4) – Class I Shares	27,368,107
177,072	Janus Emerging Markets Fund – Class I Shares	1,324,501
198,735	Janus Fund – Class N Shares	5,942,187
529,905	Janus Global Real Estate Fund – Class I Shares	4,917,518
54,636	Janus Global Select Fund – Class I Shares	507,020
2,253,519	Janus International Equity Fund – Class N Shares	22,422,509
363,056	Janus Overseas Fund – Class N Shares	11,425,372
402,855	Janus Research Fund – Class N Shares	12,166,218
280,132	Janus Triton Fund – Class N Shares	4,947,140
95,289	Janus Twenty Fund – Class D Shares	5,544,848
1,927,138	Perkins Large Cap Value Fund – Class N Shares	25,881,463
256,359	Perkins Small Cap Value Fund – Class N Shares	5,419,428
		158,791,292
Fixed Income Funds – 40.2%
8,357,682	Janus Flexible Bond Fund – Class N Shares	90,680,853
188,077	Janus High-Yield Fund – Class N Shares	1,694,578
4,648,061	Janus Short-Term Bond Fund – Class N Shares	14,316,028
		106,691,459

Total Investments (total cost $239,783,181) – 100.0%		265,482,751

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(64,746)

Net Assets – 100%		$265,418,005

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2012

Janus Conservative Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Conservative Allocation Fund’s Class T Shares returned 3.03% for the 12-month period ended June 30, 2012. This compares to a return of 5.45% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 4.21% for its secondary benchmark, the Conservative Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Economic Overview

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

Janus Conservative Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Conservative Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary and secondary benchmarks largely due to the performance of some of its underlying equity funds. Equity funds with the most international exposure, namely Janus International Equity Fund, Janus Overseas Fund and INTECH International Fund, were the largest detractors. Conversely, fixed income funds Janus Flexible Bond Fund and Janus Short-Term Bond Fund were among top contributors along with INTECH U.S. Value Fund and INTECH U.S. Core Fund.

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s

Janus Asset Allocation Funds | 19

Janus Conservative Allocation Fund (unaudited)

financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity. Other than exiting our remaining position in Janus Global Select Fund, only marginal changes were made to the other holdings. We felt Janus Global Select Fund’s investment approach was not the best fit for the Fund.

Thank you for investing in Janus Conservative Allocation Fund.

20 | JUNE 30, 2012

(unaudited)

Janus Conservative Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	53.4%
INTECH U.S. Value Fund(1) – Class I Shares	8.3%
Perkins Large Cap Value Fund – Class N Shares	7.2%
Janus Short-Term Bond Fund – Class N Shares	6.6%
INTECH U.S. Growth Fund(2) – Class I Shares	6.1%
Janus International Equity Fund – Class N Shares	4.9%
Janus Research Fund – Class N Shares	3.9%
Janus Triton Fund – Class N Shares	1.9%
INTECH International Fund(3) – Class I Shares	1.9%
Janus Overseas Fund – Class N Shares	1.8%
Janus Fund – Class N Shares	1.8%
Janus Global Real Estate Fund – Class I Shares	0.9%
Perkins Small Cap Value Fund – Class N Shares	0.9%
Janus High-Yield Fund – Class N Shares	0.4%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Conservative Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Janus Asset Allocation Funds | 21

Janus Conservative Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Conservative Allocation Fund – Class A Shares

NAV	2.91%	4.99%	6.23%	0.97%	0.97%

MOP	–3.04%	3.75%	5.27%

Janus Conservative Allocation Fund – Class C Shares

NAV	2.19%	4.23%	5.46%	1.73%	1.73%

CDSC	1.20%	4.23%	5.46%

Janus Conservative Allocation Fund – Class D Shares(1)	3.14%	5.20%	6.46%	0.84%	0.84%

Janus Conservative Allocation Fund – Class I Shares	3.22%	5.14%	6.42%	0.77%	0.77%

Janus Conservative Allocation Fund – Class S Shares	2.77%	4.74%	5.98%	1.21%	1.21%

Janus Conservative Allocation Fund – Class T Shares	3.03%	5.14%	6.42%	0.95%	0.95%

S&P 500® Index	5.45%	0.22%	3.52%

Conservative Allocation Index	4.21%	4.00%	5.22%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	209/443	22/319	9/262

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

22 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 23

Janus Conservative Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,051.90	$2.45

Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,048.20	$6.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.30	$1.28

Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	$1.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,054.20	$1.07

Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	$1.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,052.00	$2.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$2.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.40	$1.38

Hypothetical (5% return before expenses)	$1,000.00	$1,023.52	$1.36

†	Expenses are equal to the annualized expense ratio of 0.48% for Class A Shares, 1.21% for Class C Shares, 0.25% for Class D Shares, 0.21% for Class I Shares, 0.58% for Class S Shares and 0.27% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

24 | JUNE 30, 2012

Janus Conservative Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 39.6%
706,454	INTECH International Fund(2) – Class I Shares	$4,782,692
1,064,940	INTECH U.S. Growth Fund(3) – Class I Shares	15,281,886
2,034,737	INTECH U.S. Value Fund(4) – Class I Shares	20,733,965
151,362	Janus Fund – Class N Shares	4,525,732
246,884	Janus Global Real Estate Fund – Class I Shares	2,291,079
1,235,345	Janus International Equity Fund – Class N Shares	12,291,686
146,731	Janus Overseas Fund – Class N Shares	4,617,631
327,195	Janus Research Fund – Class N Shares	9,881,302
274,640	Janus Triton Fund – Class N Shares	4,850,133
1,340,245	Perkins Large Cap Value Fund – Class N Shares	17,999,494
104,820	Perkins Small Cap Value Fund – Class N Shares	2,215,900
		99,471,500
Fixed Income Funds – 60.4%
12,349,275	Janus Flexible Bond Fund – Class N Shares	133,989,631
120,689	Janus High-Yield Fund – Class N Shares	1,087,407
5,376,780	Janus Short-Term Bond Fund – Class N Shares	16,560,484
		151,637,522

Total Investments (total cost $231,552,690) – 100.0%		251,109,022

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(40,534)

Net Assets – 100%		$251,068,488

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Assets and Liabilities

As of June 30, 2012	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments at cost	$207,159	$239,783	$231,553
Affiliated investments at value	229,918	265,483	251,109
Receivables:
Investments sold	70	–	60
Fund shares sold	41	205	448
Dividends from affiliates	103	229	326
Non-interested Trustees’ deferred compensation	4	4	4
Other assets	1	1	1
Total Assets	230,137	265,922	251,948
Liabilities:
Payables:
Investments purchased	103	341	324
Fund shares repurchased	50	26	442
Advisory fees	9	11	10
Internal servicing cost	–	–	1
Administrative services fees	22	25	25
Distribution fees and shareholder servicing fees	4	8	13
Administrative, networking and omnibus fees	4	5	5
Non-interested Trustees’ fees and expenses	4	3	2
Non-interested Trustees’ deferred compensation fees	4	4	4
Accrued expenses and other payables	104	81	54
Total Liabilities	304	504	880
Net Assets	$229,833	$265,418	$251,068
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$225,904	$246,610	$232,328
Undistributed net investment income*	428	1,440	2,129
Undistributed net realized loss from investment and foreign currency transactions*	(19,257)	(8,331)	(2,945)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,758	25,699	19,556
Total Net Assets	$229,833	$265,418	$251,068
Net Assets - Class A Shares	$2,683	$5,720	$8,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	228	468	652
Net Asset Value Per Share(1)	$11.78	$12.21	$12.37
Maximum Offering Price Per Share(2)	$12.50	$12.95	$13.12
Net Assets - Class C Shares	$3,791	$8,397	$13,969
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	327	699	1,146
Net Asset Value Per Share(1)	$11.60	$12.02	$12.19
Net Assets - Class D Shares	$205,107	$228,415	$197,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,316	18,623	15,854
Net Asset Value Per Share	$11.85	$12.27	$12.44
Net Assets - Class I Shares	$3,647	$5,640	$2,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	308	460	189
Net Asset Value Per Share	$11.86	$12.27	$12.44
Net Assets - Class S Shares	$1,613	$1,595	$1,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	137	131	94
Net Asset Value Per Share	$11.74	$12.14	$12.35
Net Assets - Class T Shares	$12,992	$15,651	$28,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,097	1,278	2,280
Net Asset Value Per Share	$11.84	$12.25	$12.42

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

26 | JUNE 30, 2012

Statements of Operations

For the fiscal year ended June 30, 2012	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands)	Allocation Fund	Allocation Fund	Allocation Fund

Investment Income:
Dividends from affiliates	$4,143	$6,221	$6,393
Total Investment Income	4,143	6,221	6,393
Expenses:
Advisory fees	115	131	114
Internal servicing expense - Class A Shares	–	–	–
Internal servicing expense - Class C Shares	1	1	2
Internal servicing expense - Class I Shares	–	–	–
Shareholder reports expense	115	88	58
Transfer agent fees and expenses	82	73	49
Professional fees	27	27	27
Non-interested Trustees’ fees and expenses	8	8	6
Administrative services fees - Class D Shares	249	269	221
Administrative services fees - Class S Shares	3	3	3
Administrative services fees - Class T Shares	32	48	56
Distribution fees and shareholder servicing fees - Class A Shares	6	14	16
Distribution fees and shareholder servicing fees - Class C Shares	33	79	109
Distribution fees and shareholder servicing fees - Class S Shares	3	3	2
Administrative, networking and omnibus fees - Class A Shares	3	3	6
Administrative, networking and omnibus fees - Class C Shares	7	11	10
Administrative, networking and omnibus fees - Class I Shares	2	3	2
Other expenses	18	19	7
Total Expenses	704	780	688
Expense and Fee Offset	(1)	(1)	(1)
Net Expenses	703	779	687
Less: Excess Expense Reimbursement	(4)	(9)	(8)
Net Expenses after Expense Reimbursement	699	770	679
Net Investment Income	3,444	5,451	5,714
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(1)	(2,155)	(1,410)	(534)
Capital gain distributions from Underlying Funds	4,609	4,150	2,458
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,875)	(9,409)	(140)
Net Gain/(Loss) on Investments	(13,421)	(6,669)	1,784
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,977)	$(1,218)	$7,498

(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 27

Statements of Changes in Net Assets

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Operations:
Net investment income	$3,444	$3,989	$5,451	$6,880	$5,714	$7,217
Net realized gain/(loss) from investment and foreign currency transactions(1)	(2,155)	(936)	(1,410)	1,392	(534)	2,632
Capital gain distributions from Underlying Funds	4,609	343	4,150	404	2,458	165
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,875)	39,171	(9,409)	28,159	(140)	12,466
Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,977)	42,567	(1,218)	36,835	7,498	22,480
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(43)	(33)	(133)	(109)	(183)	(98)
Class C Shares	(46)	(14)	(174)	(101)	(298)	(117)
Class D Shares	(3,561)	(3,582)	(5,406)	(5,283)	(5,317)	(5,454)
Class I Shares	(35)	(38)	(118)	(63)	(66)	(43)
Class S Shares	(18)	(11)	(27)	(11)	(28)	(12)
Class T Shares	(212)	(176)	(477)	(425)	(524)	(395)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–
Class D Shares	–	–	–	–	–	–
Class I Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,915)	(3,854)	(6,335)	(5,992)	(6,416)	(6,119)

See footnotes at the end of the table.

See Notes to Financial Statements.

28 | JUNE 30, 2012

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29

Statements of Changes in Net Assets  (continued)

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	1,167	2,555	2,109	4,264	6,406	4,529
Class C Shares	1,687	1,945	2,894	5,450	7,981	6,614
Class D Shares	27,648	44,297	39,525	65,374	61,300	64,235
Class I Shares	2,180	894	3,738	4,559	1,312	2,155
Class S Shares	1,088	704	1,490	491	815	390
Class T Shares	5,523	4,536	7,634	15,083	24,827	10,977
Reinvested Dividends and Distributions
Class A Shares	43	33	124	97	166	82
Class C Shares	44	13	158	92	252	84
Class D Shares	3,532	3,549	5,361	5,232	5,284	5,412
Class I Shares	33	37	116	62	61	42
Class S Shares	18	11	27	11	27	12
Class T Shares	207	167	468	420	480	348
Shares Repurchased
Class A Shares	(1,138)	(609)	(1,880)	(1,056)	(3,419)	(1,160)
Class C Shares	(504)	(79)	(1,980)	(962)	(2,155)	(802)
Class D Shares	(40,574)	(43,805)	(47,737)	(40,738)	(47,129)	(40,362)
Class I Shares	(777)	(918)	(2,633)	(2,072)	(1,523)	(332)
Class S Shares	(198)	(63)	(357)	(184)	(221)	(32)
Class T Shares	(4,457)	(4,666)	(12,366)	(7,251)	(13,795)	(5,782)
Net Increase/(Decrease) from Capital Share Transactions	(4,478)	8,601	(3,309)	48,872	40,669	46,410
Net Increase/(Decrease) in Net Assets	(18,370)	47,314	(10,862)	79,715	41,751	62,771
Net Assets:
Beginning of period	248,203	200,889	276,280	196,565	209,317	146,546
End of period	$229,833	$248,203	$265,418	$276,280	$251,068	$209,317

Undistributed Net Investment Income*	$428	$900	$1,440	$2,324	$2,129	$2,832

*	See Note 5 in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.68)	2.04	0.14	1.18
Total from Investment Operations	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$11.78	$12.49	$10.47	$10.35
Total Return**	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.48%	0.44%	0.37%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.58	0.24	1.10
Total from Investment Operations	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$12.21	$12.57	$10.95	$10.80
Total Return**	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

32 | JUNE 30, 2012

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	0.29	0.47	0.33	0.02
Net gain on investments (both realized and unrealized)	0.05	1.10	0.20	0.93
Total from Investment Operations	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$12.37	$12.38	$11.24	$11.08
Total Return**	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 33

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	0.08	0.16	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	1.96	0.13	1.17
Total from Investment Operations	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$11.60	$12.37	$10.40	$10.33
Total Return**	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	1.34%	1.21%	1.13%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.32)	1.57	0.15	1.08
Total from Investment Operations	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$12.02	$12.46	$10.88	$10.77
Total Return**	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

34 | JUNE 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	0.22	0.40	0.32	0.01
Net gain on investments (both realized and unrealized)	0.03	1.07	0.14	0.92
Total from Investment Operations	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$12.19	$12.26	$11.17	$11.06
Total Return**	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class D Shares

For a share outstanding during each fiscal year ended	Janus Growth Allocation Fund
June 30 and the fiscal period ended June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.67)	2.05	(0.20)
Total from Investment Operations	(0.49)	2.26	(0.17)
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.21)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.20)	(0.21)	–
Net Asset Value, End of Period	$11.85	$12.54	$10.49
Total Return**	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***	1.52%	1.74%	0.71%
Portfolio Turnover Rate	18%	26%	13%^

Class D Shares

For a share outstanding during each fiscal year ended	Janus Moderate Allocation Fund
June 30 and the fiscal period ended June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.62	(0.08)
Total from Investment Operations	(0.05)	1.96	(0.02)
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.30)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.30)	(0.30)	–
Net Asset Value, End of Period	$12.27	$12.62	$10.96
Total Return**	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.26%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***	2.10%	2.83%	1.43%
Portfolio Turnover Rate	18%	15%	11%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | JUNE 30, 2012

Class D Shares

For a share outstanding during each fiscal year ended	Janus Conservative Allocation Fund
June 30 and the fiscal period ended June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	0.31	0.48	0.10
Net gain on investments (both realized and unrealized)	0.06	1.12	0.03
Total from Investment Operations	0.37	1.60	0.13
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.43)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.36)	(0.43)	–
Net Asset Value, End of Period	$12.44	$12.43	$11.26
Total Return**	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.24%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***	2.59%	4.07%	2.40%
Portfolio Turnover Rate	10%	12%	12%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	0.20	0.22	0.23	–
Net gain/(loss) on investments (both realized and unrealized)	(0.67)	2.04	0.09	1.21
Total from Investment Operations	(0.47)	2.26	0.32	1.21
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$11.86	$12.53	$10.49	$10.37
Total Return**	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	1.61	0.17	1.07
Total from Investment Operations	(0.03)	1.95	0.43	1.12
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$12.27	$12.60	$10.96	$10.80
Total Return**	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

38 | JUNE 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	0.33	0.43	0.43	0.02
Net gain on investments (both realized and unrealized)	0.05	1.17	0.10	0.95
Total from Investment Operations	0.38	1.60	0.53	0.97
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$12.44	$12.42	$11.26	$11.10
Total Return**	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.18	0.21	0.15	–
Net gain/(loss) on investments (both realized and unrealized)	(0.70)	2.00	0.14	1.19
Total from Investment Operations	(0.52)	2.21	0.29	1.19
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$11.74	$12.45	$10.45	$10.35
Total Return**	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.60%	0.67%	0.65%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	1.62	0.14	1.09
Total from Investment Operations	(0.10)	1.91	0.39	1.10
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$12.14	$12.52	$10.91	$10.78
Total Return**	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

40 | JUNE 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	0.26	0.41	0.30	0.06
Net gain on investments (both realized and unrealized)	0.06	1.13	0.20	0.88
Total from Investment Operations	0.32	1.54	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$12.35	$12.37	$11.24	$11.07
Total Return**	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Growth Allocation Fund
and each fiscal year or period ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.54	$10.48	$10.36	$8.62	$13.95	$11.34
Income from Investment Operations:
Net investment income	0.15	0.21	0.29	0.26	0.24	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.65)	2.04	0.01	1.69	(4.93)	2.62
Total from Investment Operations	(0.50)	2.25	0.30	1.95	(4.69)	2.78
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.19)	(0.18)	(0.21)	(0.24)	(0.13)
Distributions (from capital gains)*	–	–	–	–	(0.40)	(0.04)
Total Distributions	(0.20)	(0.19)	(0.18)	(0.21)	(0.64)	(0.17)
Net Asset Value, End of Period	$11.84	$12.54	$10.48	$10.36	$8.62	$13.95
Total Return**	(3.90)%	21.55%	2.86%	23.32%	(35.15)%	24.81%
Net Assets, End of Period (in thousands)	$12,992	$12,451	$10,459	$190,737	$143,425	$176,461
Average Net Assets for the Period (in thousands)	$12,693	$11,585	$96,998	$154,899	$183,091	$124,708
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.38%	0.35%	0.33%	0.37%	0.26%	0.28%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.34%	0.35%	0.33%	0.37%	0.25%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.34%	0.35%	0.33%	0.36%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets***	1.46%	1.62%	1.84%	2.90%	1.95%	1.32%
Portfolio Turnover Rate	18%	26%	13%^	23%	55%	19%

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Moderate Allocation Fund
and each fiscal year or period ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.60	$10.95	$10.79	$9.05	$12.95	$11.04
Income from Investment Operations:
Net investment income	0.32	0.11	0.56	0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.38)	1.84	(0.14)	1.71	(3.64)	1.86
Total from Investment Operations	(0.06)	1.95	0.42	2.03	(3.33)	2.09
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.30)	(0.26)	(0.29)	(0.29)	(0.16)
Distributions (from capital gains)*	–	–	–	–	(0.28)	(0.02)
Total Distributions	(0.29)	(0.30)	(0.26)	(0.29)	(0.57)	(0.18)
Net Asset Value, End of Period	$12.25	$12.60	$10.95	$10.79	$9.05	$12.95
Total Return**	(0.33)%	17.89%	3.80%	23.19%	(26.77)%	19.16%
Net Assets, End of Period (in thousands)	$15,651	$20,254	$10,268	$160,742	$110,756	$123,007
Average Net Assets for the Period (in thousands)	$19,099	$16,051	$83,813	$124,910	$132,650	$87,462
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.36%	0.35%	0.30%	0.33%	0.24%	0.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.31%	0.35%	0.30%	0.33%	0.21%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.31%	0.35%	0.30%	0.32%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets***	2.12%	2.88%	2.63%	3.48%	2.63%	2.24%
Portfolio Turnover Rate	18%	15%	11%^	19%	71%	15%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

42 | JUNE 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended June 30,
the eight-month fiscal period ended June 30, 2010 and each	Janus Conservative Allocation Fund
fiscal year or period ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.42	$11.26	$11.09	$9.52	$12.09	$10.82
Income from Investment Operations:
Net investment income	0.15	0.26	0.72	0.38	0.33	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.21	1.32	(0.20)	1.52	(2.46)	1.23
Total from Investment Operations	0.36	1.58	0.52	1.90	(2.13)	1.49
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.42)	(0.35)	(0.33)	(0.29)	(0.20)
Distributions (from capital gains)*	–	–	–	–	(0.15)	(0.02)
Total Distributions	(0.36)	(0.42)	(0.35)	(0.33)	(0.44)	(0.22)
Net Asset Value, End of Period	$12.42	$12.42	$11.26	$11.09	$9.52	$12.09
Total Return**	3.03%	14.15%	4.70%	20.71%	(18.26)%	13.98%
Net Assets, End of Period (in thousands)	$28,323	$16,648	$9,999	$114,544	$83,219	$68,704
Average Net Assets for the Period (in thousands)	$22,198	$12,762	$60,927	$90,262	$88,345	$41,512
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.34%	0.36%	0.31%	0.33%	0.25%	0.36%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.31%	0.36%	0.31%	0.31%	0.17%	0.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.31%	0.36%	0.31%	0.30%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets***	2.37%	3.77%	3.62%	4.14%	3.16%	3.04%
Portfolio Turnover Rate	10%	12%	12%^	21%	90%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Notes to Schedules of Investments

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	Funds that, by portfolio practice, maintain a mix between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Growth Allocation Fund
Mutual Funds
Equity Funds	$–	$185,312,770	$–
Fixed Income Funds	–	44,605,015	–
Total Investments in Securities	$–	$229,917,785	$–

Investments in Securities:
Janus Moderate Allocation Fund
Mutual Funds
Equity Funds	$–	$158,791,292	$–
Fixed Income Funds	–	106,691,459	–
Total Investments in Securities	$–	$265,482,751	$–

44 | JUNE 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Conservative Allocation Fund
Mutual Funds
Equity Funds	$–	$99,471,500	$–
Fixed Income Funds	–	151,637,522	–
Total Investments in Securities	$–	$251,109,022	$–

Janus Asset Allocation Funds | 45

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Growth Allocation Fund, Janus Moderate Allocation Fund, and Janus Conservative Allocation Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Growth Allocation Fund; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Moderate Allocation Fund; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Conservative Allocation Fund. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY
INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World

46 | JUNE 30, 2012

IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal

Janus Asset Allocation Funds | 47

Notes to Financial Statements (continued)

business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries

48 | JUNE 30, 2012

located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

Janus Asset Allocation Funds | 49

Notes to Financial Statements (continued)

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories and may, at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors. Effective October 15, 2012, the fund’s name will change to Janus Real Return Fund, and its principal investment strategies will change accordingly.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging

50 | JUNE 30, 2012

markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its

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Notes to Financial Statements (continued)

net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
A Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are

52 | JUNE 30, 2012

identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the

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Notes to Financial Statements (continued)

underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

54 | JUNE 30, 2012

approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

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Notes to Financial Statements (continued)

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative

56 | JUNE 30, 2012

instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the fiscal year ended June 30, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on

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Notes to Financial Statements (continued)

insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on an underlying fund’s operations is unknown.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Funds or underlying funds. The Funds or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Funds’ Statement of Assets and Liabilities, if applicable.

The Funds or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Funds’ or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Funds or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Funds or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to

58 | JUNE 30, 2012

investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed

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Notes to Financial Statements (continued)

securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized

60 | JUNE 30, 2012

upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which an underlying fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Growth Allocation Fund	All Asset Levels	0.05
Janus Moderate Allocation Fund	All Asset Levels	0.05
Janus Conservative Allocation Fund	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level,

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Notes to Financial Statements (continued)

structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Growth Allocation Fund	0.45
Janus Moderate Allocation Fund	0.39
Janus Conservative Allocation Fund	0.40

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

62 | JUNE 30, 2012

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administrative services to the Funds. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended June 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth Allocation Fund	$3,214
Janus Moderate Allocation Fund	7,033
Janus Conservative Allocation Fund	22,789

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended June 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs:

Fund (Class A Shares)	CDSC

Janus Conservative Allocation Fund	$3,858

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Growth Allocation Fund	$1,264
Janus Moderate Allocation Fund	1,908
Janus Conservative Allocation Fund	2,444

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

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Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2012, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Growth Allocation Fund
INTECH International Fund(1) – Class I Shares	1,583,821	$10,479,264	(247,120)	$(1,703,358)	$(272,562)	$146,725	$17,667,203
INTECH U.S. Growth Fund(2) – Class I Shares	101,193	1,364,360	(268,782)	(3,659,134)	(73,680)	188,504	21,488,985
INTECH U.S. Value Fund(3) – Class I Shares	181,636	1,748,073	(465,634)	(4,599,049)	(448,654)	434,256	24,518,357
Janus Contrarian Fund – Class I Shares	40	531	(149,810)	(1,751,476)	(171,080)	20	1,295,484
Janus Emerging Markets Fund- Class I Shares	323,536	2,796,829	(11,321)	(89,019)	(11,290)	–	2,335,372
Janus Flexible Bond Fund – Class I Shares	277,575	2,951,690	(733,519)	(7,753,675)	227,521	1,085,698	–
Janus Flexible Bond Fund – Class N Shares	78,450	851,110	(19,654)	(212,842)	3,653	63,018	28,766,729
Janus Fund – Class I Shares	14,065	406,401	(20,703)	(589,862)	(20,883)	45,339	–
Janus Fund – Class N Shares	196	5,797	(1,679)	(49,711)	1,134	–	7,135,115
Janus Global Bond Fund – Class I Shares	301,209	3,114,955	(91,186)	(951,245)	2,643	354,938	11,230,224
Janus Global Real Estate Fund – Class I Shares	309,983	2,525,715	(112,224)	(993,952)	(55,284)	127,185	8,498,392
Janus Global Select Fund – Class I Shares	1,205	11,339	(54,828)	(500,580)	12,121	11,139	501,150
Janus High-Yield Fund – Class I Shares	11,462	101,468	(76,023)	(650,000)	(376)	103,056	–
Janus High-Yield Fund – Class N Shares	971	8,716	(179)	(1,608)	(20)	6,590	1,412,815
Janus International Equity Fund – Class I Shares	186,206	1,920,679	(476,056)	(4,859,447)	(609,367)	476,429	–
Janus International Equity Fund – Class N Shares	38,326	372,712	(20,254)	(197,475)	(16,271)	–	27,710,490
Janus Overseas Fund – Class I Shares	65,300	2,238,114	(57,766)	(2,172,964)	(564,346)	–	–
Janus Overseas Fund – Class N Shares	40,839	1,264,496	(4,176)	(129,788)	(17,026)	–	16,788,778
Janus Research Fund – Class I Shares	27,781	820,516	(40,485)	(1,179,723)	(14,862)	98,391	–
Janus Research Fund – Class N Shares	8,818	261,055	(3,275)	(97,868)	1,319	–	12,942,470
Janus Short-Term Bond Fund – Class I Shares	97,854	300,378	(118,395)	(363,566)	(3,453)	82,757	–
Janus Short-Term Bond Fund – Class N Shares	2,550	7,854	(249,189)	(767,502)	(4,291)	4,530	3,195,247
Janus Triton Fund – Class I Shares	22,030	370,526	(23,385)	(393,241)	(5,997)	10,134	–
Janus Triton Fund – Class N Shares	12,515	213,560	(1,874)	(32,262)	(66)	–	4,083,187
Janus Twenty Fund – Class D Shares	36,298	1,916,445	(78,014)	(4,474,898)	96,038	17,164	8,310,988
Perkins Large Cap Value Fund – Class I Shares	260,555	3,330,875	(149,796)	(1,966,205)	(147,550)	628,773	–
Perkins Large Cap Value Fund – Class N Shares	1,420	18,759	(12,517)	(164,079)	(5,217)	–	22,778,670
Perkins Mid Cap Value Fund – Class I Shares	30,257	627,963	(18,254)	(393,241)	(23,222)	74,056	–
Perkins Mid Cap Value Fund – Class N Shares	185	3,825	(1,610)	(33,027)	(1,169)	–	4,724,368
Perkins Small Cap Value Fund – Class I Shares	37,510	788,557	(17,769)	(393,241)	(31,517)	184,065	–
Perkins Small Cap Value Fund – Class N Shares	180	3,734	(1,586)	(32,763)	(966)	–	4,533,761

		$40,826,296		$(41,156,801)	$(2,154,720)	$4,142,767	$229,917,785

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Moderate Allocation Fund
INTECH International Fund(1) – Class I Shares	1,141,783	$7,564,795	(211,269)	$(1,462,750)	$(226,060)	$106,840	$12,023,262
INTECH U.S. Growth Fund(2) – Class I Shares	154,793	2,072,150	(152,580)	(2,051,015)	(62,740)	148,637	18,901,719
INTECH U.S. Value Fund(3) – Class I Shares	244,296	2,355,761	(470,307)	(4,579,825)	(476,490)	465,238	27,368,107
Janus Emerging Markets Fund- Class I Shares	189,978	1,642,073	(12,906)	(106,948)	(7,404)	–	1,324,501
Janus Flexible Bond Fund – Class I Shares	1,244,519	13,250,001	(1,589,106)	(16,910,357)	(153,189)	3,274,647	–
Janus Flexible Bond Fund – Class N Shares	36,251	393,247	(166,164)	(1,801,806)	31,320	204,095	90,680,853
Janus Fund – Class I Shares	14,219	409,268	(48,824)	(1,403,469)	8,761	39,710	–
Janus Fund – Class N Shares	318	9,355	(1,130)	(33,254)	(949)	–	5,942,187
Janus Global Real Estate Fund – Class I Shares	243,520	1,985,440	(236,000)	(2,163,642)	101,197	92,383	4,917,518
Janus Global Select Fund – Class I Shares	1,271	11,950	(143,978)	(1,490,637)	454,603	11,270	507,020
Janus Growth and Income Fund – Class I Shares	2	52	(19,448)	(543,210)	(3,749)	52	–
Janus High-Yield Fund – Class I Shares	12,659	112,142	(29,240)	(250,000)	(17,452)	114,046	–
Janus High-Yield Fund – Class N Shares	1,343	12,067	(239)	(2,145)	(30)	7,897	1,694,578
Janus International Equity Fund – Class I Shares	259,746	2,644,780	(300,954)	(3,190,609)	(286,691)	381,770	–
Janus International Equity Fund – Class N Shares	36,093	350,839	(14,831)	(143,776)	(12,440)	–	22,422,509
Janus Overseas Fund – Class I Shares	53,786	1,865,604	(60,635)	(2,248,514)	(262,385)	–	–
Janus Overseas Fund – Class N Shares	6,097	188,595	(2,546)	(78,643)	(8,827)	–	11,425,372
Janus Research Fund – Class I Shares	32,974	972,096	(88,524)	(2,548,617)	(85,670)	104,203	–
Janus Research Fund – Class N Shares	664	19,704	(2,683)	(79,682)	(3,500)	–	12,166,218
Janus Short-Term Bond Fund – Class I Shares	820,473	2,522,490	(449,749)	(1,383,672)	(12,171)	278,020	–
Janus Short-Term Bond Fund – Class N Shares	14,378	44,285	(26,763)	(82,430)	(256)	17,264	14,316,028
Janus Triton Fund – Class I Shares	31,774	535,224	(32,775)	(553,469)	(16,433)	12,932	–
Janus Triton Fund – Class N Shares	454	7,853	(1,862)	(31,846)	(1,224)	–	4,947,140
Janus Twenty Fund – Class D Shares	21,300	1,136,654	(9,795)	(586,220)	(55,159)	9,017	5,544,848
Perkins Large Cap Value Fund – Class I Shares	527,316	6,685,547	(201,450)	(2,652,502)	(187,428)	706,762	–
Perkins Large Cap Value Fund – Class N Shares	22,281	290,945	(12,336)	(160,805)	(6,853)	–	25,881,463

64 | JUNE 30, 2012

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Perkins Small Cap Value Fund – Class I Shares	52,376	1,102,109	(74,865)	(1,653,469)	(117,236)	246,121	–
Perkins Small Cap Value Fund – Class N Shares	408	8,497	(1,581)	(32,449)	(2,006)	–	5,419,428

		$48,193,523		$(48,225,761)	$(1,410,461)	$6,220,904	$265,482,751

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	(Loss)	Income	at 6/30/12

Janus Conservative Allocation Fund
INTECH International Fund(1) – Class I Shares	465,761	$3,110,929	(44,929)	$(303,023)	$(56,366)	$35,320	$4,782,692
INTECH U.S. Growth Fund(2) – Class I Shares	232,143	3,140,115	(67,903)	(912,178)	(61,892)	111,746	15,281,886
INTECH U.S. Value Fund(3) – Class I Shares	436,359	4,218,356	(185,365)	(1,816,140)	(166,848)	313,912	20,733,965
Janus Contrarian Fund – Class I Shares	–	–	(582)	(8,330)	3,457	–	–
Janus Flexible Bond Fund – Class I Shares	3,078,066	32,776,845	(1,077,765)	(11,490,992)	(131,863)	4,373,056	–
Janus Flexible Bond Fund – Class N Shares	113,742	1,232,478	(176,452)	(1,914,517)	2,550	300,560	133,989,631
Janus Fund – Class I Shares	33,479	969,131	(9,894)	(282,679)	(24,280)	25,734	–
Janus Fund – Class N Shares	1,088	32,068	(683)	(20,050)	(1,817)	–	4,525,732
Janus Global Real Estate Fund – Class I Shares	60,892	527,508	(17,522)	(151,277)	(18,120)	39,820	2,291,079
Janus Global Select Fund – Class I Shares	389	3,663	(35,786)	(412,974)	96,007	3,663	–
Janus Growth and Income Fund – Class I Shares	215	6,050	(32,728)	(1,125,173)	256,697	6,050	–
Janus High-Yield Fund – Class I Shares	7,806	69,179	–	–	–	70,402	–
Janus High-Yield Fund – Class N Shares	839	7,532	(281)	(2,524)	(58)	5,075	1,087,407
Janus International Equity Fund – Class I Shares	264,696	2,741,160	(69,545)	(706,697)	(89,492)	182,668	–
Janus International Equity Fund – Class N Shares	44,382	431,143	(5,389)	(52,091)	(7,300)	–	12,291,686
Janus Overseas Fund – Class I Shares	35,261	1,256,954	(7,984)	(282,679)	(119,291)	–	–
Janus Overseas Fund – Class N Shares	9,117	282,126	(658)	(20,168)	(9,881)	–	4,617,631
Janus Research Fund – Class I Shares	75,117	2,205,929	(19,403)	(565,358)	(49,727)	69,136	–
Janus Research Fund – Class N Shares	2,190	65,094	(1,420)	(42,037)	(4,177)	–	9,881,302
Janus Short-Term Bond Fund – Class I Shares	1,185,753	3,641,459	(322,067)	(989,376)	(7,555)	316,114	–
Janus Short-Term Bond Fund – Class N Shares	44,855	138,155	(23,365)	(71,966)	(234)	19,949	16,560,484
Janus Triton Fund – Class I Shares	63,745	1,082,705	(16,789)	(282,679)	(23,632)	10,875	–
Janus Triton Fund – Class N Shares	13,609	232,329	(1,199)	(20,578)	(1,643)	–	4,850,133
Perkins Large Cap Value Fund – Class I Shares	461,708	5,959,000	(75,892)	(989,376)	(90,130)	436,935	–
Perkins Large Cap Value Fund – Class N Shares	8,780	114,459	(5,695)	(74,665)	(4,207)	–	17,999,494
Perkins Small Cap Value Fund – Class I Shares	31,901	686,838	(6,517)	(141,339)	(22,414)	72,282	–
Perkins Small Cap Value Fund – Class N Shares	10,532	215,932	(476)	(9,820)	(1,445)	–	2,215,900

		$65,147,137		$(22,688,686)	$(533,661)	$6,393,297	$251,109,022

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Loss Deferral	Differences	(Depreciation)

Janus Growth Allocation Fund	$431,658	$–	$(15,324,623)	$(129,725)	$(3,803)	$18,955,544
Janus Moderate Allocation Fund	1,444,361	–	(4,699,219)	(99,214)	(4,388)	22,166,685
Janus Conservative Allocation Fund	2,133,077	–	(316,475)	(113,232)	(4,594)	17,041,055

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the

Janus Asset Allocation Funds | 65

Notes to Financial Statements (continued)

recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

	June 30,	June 30,	June 30,	June 30,	No Expiration		Accumulated
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Capital Losses

Janus Growth Allocation Fund	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(146,103)	$(193,983)	$–	$(15,324,623)
Janus Moderate Allocation Fund	–	(537,367)	(4,161,852)	–	–	–	(4,699,219)
Janus Conservative Allocation Fund	–	–	(316,475)	–	–	–	(316,475)

During the fiscal year ended June 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Moderate Allocation Fund	$485,681
Janus Conservative Allocation Fund	972,379

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Growth Allocation Fund	$210,962,241	$22,779,877	$(3,824,333)
Janus Moderate Allocation Fund	243,316,066	23,919,608	(1,752,923)
Janus Conservative Allocation Fund	234,067,967	18,158,413	(1,117,358)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Growth Allocation Fund	$3,916,126	$–	$–	$–
Janus Moderate Allocation Fund	6,335,083	–	–	–
Janus Conservative Allocation Fund	6,416,521	–	–	–

66 | JUNE 30, 2012

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Growth Allocation Fund	$3,853,993	$–	$–	$–
Janus Moderate Allocation Fund	5,991,773	–	–	–
Janus Conservative Allocation Fund	6,119,373	–	–	–

6.	Capital Share Transactions

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	99	209	175	346	530	372
Reinvested dividends and distributions	4	3	11	8	14	7
Shares repurchased	(97)	(50)	(155)	(85)	(280)	(95)
Net Increase/(Decrease) in Fund Shares	6	162	31	269	264	284
Shares Outstanding, Beginning of Period	222	60	437	168	388	104
Shares Outstanding, End of Period	228	222	468	437	652	388
Transactions in Fund Shares – Class C Shares:
Shares sold	145	158	243	448	667	548
Reinvested dividends and distributions	4	1	14	8	22	7
Shares repurchased	(43)	(6)	(166)	(79)	(180)	(66)
Net Increase/(Decrease) in Fund Shares	106	153	91	377	509	489
Shares Outstanding, Beginning of Period	221	68	608	231	637	148
Shares Outstanding, End of Period	327	221	699	608	1,146	637
Transactions in Fund Shares – Class D Shares:
Shares sold	2,346	3,623	3,252	5,326	5,031	5,302
Reinvested dividends and distributions	318	291	464	428	450	452
Shares repurchased	(3,459)	(3,643)	(3,960)	(3,333)	(3,873)	(3,320)
Net Increase/(Decrease) in Fund Shares	(795)	271	(244)	2,421	1,608	2,434
Shares Outstanding, Beginning of Period	18,111	17,840	18,867	16,446	14,246	11,812
Shares Outstanding, End of Period	17,316	18,111	18,623	18,867	15,854	14,246
Transactions in Fund Shares – Class I Shares:
Shares sold	185	73	309	373	107	177
Reinvested dividends and distributions	3	3	10	5	5	4
Shares repurchased	(65)	(76)	(217)	(168)	(125)	(27)
Net Increase/(Decrease) in Fund Shares	123	–	102	210	(13)	154
Shares Outstanding, Beginning of Period	185	185	358	148	202	48
Shares Outstanding, End of Period	308	185	460	358	189	202
Transactions in Fund Shares – Class S Shares:
Shares sold	92	61	125	42	68	33
Reinvested dividends and distributions	2	1	2	1	2	1
Shares repurchased	(17)	(5)	(29)	(15)	(18)	(3)
Net Increase/(Decrease) in Fund Shares	77	57	98	28	52	31
Shares Outstanding, Beginning of Period	60	3	33	5	42	11
Shares Outstanding, End of Period	137	60	131	33	94	42

Janus Asset Allocation Funds | 67

Notes to Financial Statements (continued)

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class T Shares:
Shares sold	462	370	633	1,230	2,034	899
Reinvested dividends and distributions	18	14	41	34	40	29
Shares repurchased	(376)	(389)	(1,003)	(595)	(1,135)	(475)
Net Increase/(Decrease) in Fund Shares	104	(5)	(329)	669	939	453
Shares Outstanding, Beginning of Period	993	998	1,607	938	1,341	888
Shares Outstanding, End of Period	1,097	993	1,278	1,607	2,280	1,341

7.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Growth Allocation Fund	$40,826,297	$41,156,802	$–	$–
Janus Moderate Allocation Fund	48,193,520	48,225,760	–	–
Janus Conservative Allocation Fund	65,147,140	22,688,686	–	–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

68 | JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth Allocation Fund, Janus Moderate Allocation Fund, and Janus Conservative Allocation Fund (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2012 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

Janus Asset Allocation Funds | 69

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

70 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the types of securities held in each Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Janus Asset Allocation Funds | 71

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

72 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended June 30, 2012:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Growth Allocation Fund	$91,250	$683,358
Janus Moderate Allocation Fund	70,147	533,760
Janus Conservative Allocation Fund	30,051	240,640

Dividends Received Deduction Percentage

Fund

Janus Growth Allocation Fund	100%
Janus Moderate Allocation Fund	100%
Janus Conservative Allocation Fund	34%

Qualified Dividend Income

Fund

Janus Growth Allocation Fund	100%
Janus Moderate Allocation Fund	100%
Janus Conservative Allocation Fund	62%

Janus Asset Allocation Funds | 73

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

74 | JUNE 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Asset Allocation Funds | 75

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

76 | JUNE 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Growth Allocation Fund, Janus Moderate Allocation Fund, Janus Conservative Allocation Fund	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Funds | 77

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-008	125-02-93005 08-12

ANNUAL REPORT

June 30, 2012

Janus Asset Allocation Fund

Janus World Allocation Fund
(formerly named Janus Dynamic Allocation Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

SUMMARY

Global economic growth has been lackluster over the past 12 months, while Europe’s ongoing debt problems have been a continuing source of anxiety. As uncertainty grew, equity volatility increased and fixed income investors embraced the safety of U.S. Treasury securities despite record-low yields. Although this makes for a challenging investing environment, we believe that individual security selection is key to mitigating downside risk and navigating through volatile markets.

EQUITIES: VOLATILITY BEGETS OPPORTUNITY

Despite current macroeconomic uncertainty, we have strong convictions about the long-term potential of equities, especially for companies with long duration growth potential in their cash flows and earnings. Free-cash-flow yields on many growth companies are currently between 7% and 10%, while 10-year U.S. Treasury yields hover around 1.6% (to put this in perspective, keep in mind that the difference between free-cash-flow yields and 10-year Treasury securities averages 4% on a historical basis). This wider spread implies a substantial risk premium for stocks right now, and we believe it offers an attractive entry point for investment. Many companies are making good use of their free cash flow by hiking dividends, repurchasing stock or making strategic acquisitions that consolidate their position within their industries. Stocks also provide the potential for future growth, as well-positioned companies can increase revenues and cash flows, then deploy that capital in positive ways. In today’s low-yield environment, this makes a compelling case for equity investment.

Going forward, we believe the foundation for modest U.S. economic growth is on track. The uncertainty over Europe has delayed capital spending plans for many businesses, and that does rob businesses of some future growth. However, the last four years have also taught management teams to deal with uncertainty. Europe has at least been an uncertainty companies were aware of for the past three years. Investors also have been aware, and in many cases slower future growth in Europe already is reflected in stock prices. While companies do not know the exact outcomes for the region, they expect weakness and are not hinging their business plans on a stronger Europe. Instead, successful companies are focusing on innovative strategies that should allow them to take market share or expand their addressable market, positioning them to significantly grow revenues despite the slow-growth global economy that we’re facing.

FIXED INCOME: SHELTER FROM THE STORM

From a fixed income investment standpoint, a key objective in the first half of 2012 was to position our portfolios for greater market volatility. Credit markets enjoyed a strong rally in the first quarter of this year and fourth quarter of 2011, and we correctly assumed that this would be followed by some level of pullback as investors paused to consider where to go next. We also remain moderately concerned about the declining liquidity in corporate credit markets, as changing banking regulations have encouraged dealer banks to reduce credit inventory and step back from their traditional market-maker role; this reduced liquidity can lead to price gaps in volatile markets.

Given those factors, we focused on reducing credit in many of our fixed-income portfolios, particularly higher-beta and less-liquid credits. It’s important to note that we remain bullish on corporate credit in general, and are still overweight to credit compared with portfolio benchmarks. Collectively, we believe that credit offers the best risk-reward opportunities in the market today. Our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets, putting their businesses in a more stable position. However, we are cognizant of the credit market’s correlation to the equity market, and would consider further reducing our credit weighting if we became concerned about the direction of equities.

OUTLOOK: SEEKING CLARITY AND BALANCE

It’s likely that the markets will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy and the direction of the economy. Until we see

Janus Asset Allocation Fund | 1

(Continued) (unaudited)

significant deleveraging of financial institutions and restructuring of economies of developed nations, it’s likely that we will continue to struggle from a macroeconomic standpoint.

However, we still believe that the U.S. economy is resilient and that our culture of dynamic capitalism and creative disruption will stand us in good stead relative to other regions of the world. The key is to maintain balance until the tumult subsides, choosing securities carefully and mitigating downside risks. We believe this strategy will deliver the best results over the long term.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Fund | 3

Janus World Allocation Fund (unaudited)

Fund Snapshot
We believe that active asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital and outperform peers over time. We determine asset allocation by isolating the drivers of risk and return, then allocate using a dynamic approach that seeks to take advantage of market movements to enhance returns during rallies and protect principal during declines.
Dan Scherman portfolio manager

Performance Overview

Janus World Allocation Fund’s Class I Shares returned -6.12% for the 12-month period ended June 30, 2012. This compares to a return of -6.49% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of -2.96% for its secondary benchmark, the World Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Index (65%) and the Barclays Global Aggregate Bond Index (35%).

Economic Overview

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

The Fund is dynamically rebalanced quarterly between three categories or sleeves (Core, Alpha and Alternatives) and within categories (individual funds or investments). We combine an optimization process with qualitative reviews to make these decisions. Our Asset Allocation Committee approves the quantitative and qualitative parameters for each quarter and reviews classifications, allocations and rebalancing within the Fund.

Portfolio Overview

The Fund outperformed its primary benchmark due primarily due to its exposure to fixed income through Janus Global Bond Fund and Janus Flexible Bond Fund. Janus Global Life Sciences Fund was also a key contributor. The Fund underperformed its secondary benchmark due largely to our Alpha sleeve, which contains the Fund’s most aggressive equity strategies.

Four of the five top individual detractors – Janus Overseas Fund, Janus Global Select Fund, Janus Contrarian Fund and Janus Forty Fund – were from the Alpha sleeve. We reduced the Fund’s exposure to the Alpha and the Alternative sleeves during the period and increased exposure to the less aggressive Core sleeve, but the move wasn’t decisive enough. This change reduced our overall equity and alternatives exposures and increased our fixed income weighting.

Within the Alpha sleeve, we sought to lower its volatility by increasing our weighting in Perkins Global Value Fund and decreasing the weighting in Janus Forty Fund among others.

We reduced our weighting to the Alternatives sleeve during the first quarter of 2012 based on our assessment that higher correlations warranted a smaller allocation. Within the sleeve, we reduced our exposure in the iShares S&P GSCI Commodity Indexed Trust (ETF) and the WisdomTree Dreyfus Chinese Yuan Fund (ETF) and added the SPDR Gold Trust (ETF). We like gold for its diversification benefits and that the metal serves as hedge (an investment to reduce the risk of adverse price movements) against inflation or overly accommodative central banks. Overall, the Alternatives sleeve outperformed both the primary and secondary benchmarks.

The Core sleeve modestly underperformed the secondary benchmark. Within this sleeve, the most significant change was to increase the global fixed income allocation and reduce domestic fixed income to better fulfill the Fund’s global mandate. Similarly, we reduced domestic equity and

4 | JUNE 30, 2012

(unaudited)

increased global equity. Despite the latter change, the Fund remained slightly overweight the U.S. in equities relative to the secondary benchmark.

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus World Allocation Fund.

Janus Asset Allocation Fund | 5

Janus World Allocation Fund (unaudited)

Janus World Allocation Fund (% of Net Assets)

Core
INTECH International Fund(1) – Class I Shares	2.1%
INTECH U.S. Growth Fund(2) – Class I Shares	2.3%
INTECH U.S. Value Fund(3) – Class I Shares	2.6%
Janus Flexible Bond Fund – Class N Shares	3.3%
Janus Global Bond Fund – Class I Shares	19.9%
Janus High-Yield Fund – Class N Shares	2.3%
Janus International Equity Fund – Class N Shares	6.9%
Janus Research Fund – Class N Shares	0.6%
Janus Short-Term Bond Fund – Class N Shares	3.2%
Janus Triton Fund – Class N Shares	3.3%
Perkins Large Cap Value Fund – Class N Shares	1.0%
Perkins Mid Cap Value Fund – Class N Shares	2.4%
Perkins Small Cap Value Fund – Class N Shares	1.9%
Alpha
Janus Contrarian Fund – Class I Shares	0.8%
Janus Forty Fund – Class N Shares	0.8%
Janus Global Life Sciences Fund – Class I Shares	5.6%
Janus Global Select Fund – Class I Shares	7.9%
Janus Global Technology Fund – Class I Shares	5.5%
Janus Overseas Fund – Class N Shares	8.8%
Perkins Global Value Fund – Class N Shares	8.3%
Alternative
iShares S&P GSCI Commodity – Indexed Trust (ETF)	1.5%
Janus Global Market Neutral Fund(4) – Class I Shares	1.2%
Janus Global Real Estate Fund – Class I Shares	1.2%
SPDR Gold Trust (ETF)	2.9%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	2.7%

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.
(4)	Formerly named Janus Long/Short Fund.

Janus World Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012			Expense Ratios – per the October 28, 2011 prospectus
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus World Allocation Fund – Class A Shares

NAV	–6.48%	0.83%	2.22%	1.39%

MOP	–11.83%	–0.72%

Janus World Allocation Fund – Class C Shares

NAV	–7.17%	0.17%	3.09%	2.14%

CDSC	–8.04%	0.17%

Janus World Allocation Fund – Class I Shares	–6.12%	0.99%	2.07%	1.14%

Janus World Allocation Fund – Class S Shares	–6.60%	0.63%	2.45%	1.64%

Janus World Allocation Fund – Class T Shares	–6.48%	0.85%	2.05%	1.39%

Morgan Stanley Capital International All Country World IndexSM	–6.49%	0.82%

World Allocation Index	–2.96%	3.09%

Lipper Quartile – Class I Shares	3rd	3rd

Lipper Ranking – based on total returns for Global Flexible Portfolio Funds	216/320	99/137

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Fund | 7

Janus World Allocation Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the underlying funds. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective September 30, 2011, Janus Dynamic Allocation Fund changed its name to Janus World Allocation Fund, its primary benchmark from Russell 3000 Index to MSCI All Country World Index and its secondary benchmark from Dynamic Allocation Composite Index to World Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Fund’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The predecessor Fund’s inception date – September 3, 2008

8 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,031.90	$5.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,027.80	$9.23

Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,036.40	$2.33

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,030.90	$5.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,032.00	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.22

†	Expenses are equal to the annualized expense ratio of 1.01% for Class A Shares, 1.83% for Class C Shares, 0.46% for Class I Shares, 1.18% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Fund | 9

Janus World Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Exchange-Traded Funds – 7.1%
Commodity – 4.4%
3,040	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$92,537
1,130	SPDR Gold Trust (ETF)*	175,365
		267,902
Currency – 2.7%
6,500	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	163,865

Total Exchange-Traded Funds (cost $431,867)		431,767

Mutual Funds(1) – 91.9%
Equity Funds – 63.2%
18,466	INTECH International Fund(2) – Class I Shares	125,014
9,912	INTECH U.S. Growth Fund(3) – Class I Shares	142,245
15,316	INTECH U.S. Value Fund(4) – Class I Shares	156,074
3,739	Janus Contrarian Fund – Class I Shares	51,219
1,355	Janus Forty Fund – Class N Shares	48,920
11,829	Janus Global Life Sciences Fund – Class I Shares	338,550
8,365	Janus Global Market Neutral Fund(5) – Class I Shares	72,022
8,134	Janus Global Real Estate Fund – Class I Shares	75,485
52,284	Janus Global Select Fund – Class I Shares	485,195
18,929	Janus Global Technology Fund – Class I Shares	338,260
42,446	Janus International Equity Fund – Class N Shares	422,337
17,136	Janus Overseas Fund – Class N Shares	539,259
1,291	Janus Research Fund – Class N Shares	38,974
11,490	Janus Triton Fund – Class N Shares	202,918
41,743	Perkins Global Value Fund – Class N Shares	504,668
4,365	Perkins Large Cap Value Fund – Class N Shares	58,622
7,076	Perkins Mid Cap Value Fund – Class N Shares	148,243
5,397	Perkins Small Cap Value Fund – Class N Shares	114,093
		3,862,098
Fixed Income Funds – 28.7%
18,512	Janus Flexible Bond Fund – Class N Shares	200,855
116,066	Janus Global Bond Fund – Class I Shares	1,215,213
15,682	Janus High-Yield Fund – Class N Shares	141,294
64,259	Janus Short-Term Bond Fund – Class N Shares	197,919
		1,755,281

Total Mutual Funds (cost $5,232,204)		5,617,379

Money Market – 1.0%
63,000	Janus Cash Liquidity Fund LLC, 0% (cost $63,000)	63,000

Total Investments (total cost $5,727,071) – 100.0%		6,112,146

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		9

Net Assets – 100%		$6,112,155

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Formerly named Janus Long/Short Fund.

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Statement of Assets and Liabilities

As of June 30, 2012	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Assets:
Investments at cost	$5,727
Unaffiliated investments at value	$432
Affiliated investments at value	5,680
Cash	1
Receivables:
Investments sold	4
Fund shares sold	–
Dividends	4
Due from adviser	44
Non-interested Trustees’ deferred compensation	–
Other assets	1
Total Assets	6,166
Liabilities:
Payables:
Investments purchased	4
Fund shares repurchased	4
Advisory fees	–
Fund administration fees	–
Internal servicing cost	–
Administrative services fees	–
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	42
Total Liabilities	54
Net Assets	$6,112

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2012	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,781
Undistributed net investment income*	11
Undistributed net realized loss from investment and foreign currency transactions*	(65)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	385
Total Net Assets	$6,112
Net Assets - Class A Shares	$2,577
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	285
Net Asset Value Per Share(2)	$9.05
Maximum Offering Price Per Share(3)	$9.60
Net Assets - Class C Shares	$1,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	224
Net Asset Value Per Share(2)	$8.87
Net Assets - Class I Shares	$720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79
Net Asset Value Per Share	$9.11
Net Assets - Class S Shares	$233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26
Net Asset Value Per Share	$9.00
Net Assets - Class T Shares	$599
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66
Net Asset Value Per Share	$9.04

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12 | JUNE 30, 2012

Statement of Operations

For the fiscal year ended June 30, 2012	Janus World
(all numbers in thousands)	Allocation Fund(1)

Investment Income:
Interest	$–
Dividends	–
Dividends from affiliates	132
Total Investment Income	132
Expenses:
Advisory fees	5
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	–
Internal servicing expense - Class I Shares	–
Shareholder reports expense	45
Transfer agent fees and expenses	2
Registration fees	32
Custodian fees	2
Professional fees	35
Non-interested Trustees’ fees and expenses	–
Fund administration fees	1
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	2
Distribution fees and shareholder servicing fees - Class A Shares	7
Distribution fees and shareholder servicing fees - Class C Shares	23
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	4
Administrative, networking and omnibus fees - Class I Shares	1
Other expenses	2
Total Expenses	164
Expense and Fee Offset	–
Net Expenses	164
Less: Excess Expense Reimbursement	(97)
Net Expenses after Expense Reimbursement	67
Net Investment Income	65
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(2)	(26)
Capital gain distributions from Underlying Funds	95
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(742)
Net Loss on Investments	(673)
Net Decrease in Net Assets Resulting from Operations	$(608)

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 13

Statements of Changes in Net Assets

For the fiscal years ended June 30	Janus World Allocation Fund(1)
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$65	$111
Net realized gain/(loss) from investment and foreign currency transactions(2)	(26)	418
Capital gain distributions from Underlying Funds	95	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(742)	723
Net Increase/(Decrease) in Net Assets Resulting from Operations	(608)	1,255
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(34)	(49)
Class C Shares	(30)	(23)
Class I Shares	(10)	(20)
Class S Shares	(3)	(4)
Class T Shares	(9)	(3)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(142)	(83)
Class C Shares	(125)	(73)
Class I Shares	(45)	(33)
Class S Shares	(12)	(8)
Class T Shares	(38)	(5)
Net Decrease from Dividends and Distributions	(448)	(301)
Capital Share Transactions:
Shares Sold
Class A Shares	213	593
Class C Shares	155	788
Class I Shares	137	625
Class S Shares	4	24
Class T Shares	136	3,187
Reinvested Dividends and Distributions
Class A Shares	172	129
Class C Shares	145	88
Class I Shares	55	53
Class S Shares	15	12
Class T Shares	47	8
Shares Repurchased
Class A Shares	(1,039)	(516)
Class C Shares	(877)	(677)
Class I Shares	(608)	(943)
Class S Shares	(9)	(112)
Class T Shares	(439)	(2,342)
Net Increase/(Decrease) from Capital Share Transactions	(1,893)	917
Net Increase/(Decrease) in Net Assets	(2,949)	1,871
Net Assets:
Beginning of period	9,061	7,190
End of period	$6,112	$9,061

Undistributed Net Investment Income*	$11	$34

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.37	$9.20	$8.76	$10.00
Income from Investment Operations:
Net investment income	0.12	0.17	0.07	0.15
Net gain/(loss) on investments (both realized and unrealized)	(0.82)	1.41	0.49	(1.31)
Total from Investment Operations	(0.70)	1.58	0.56	(1.16)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.41)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.05	$10.37	$9.20	$8.76
Total Return**	(6.48)%	17.21%	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$2,577	$3,651	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$2,937	$3,482	$2,956	$488
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	2.05%	1.55%	1.57%	13.34%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.72%	0.46%	0.45%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.72%	0.46%	0.45%	0.61%
Ratio of Net Investment Income to Average Net Assets***	1.09%	1.62%	1.13%	3.35%
Portfolio Turnover Rate	36%	71%	46%^	70%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.25	$9.11	$8.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	0.08	(0.01)	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.78)	1.40	0.50	(1.37)
Total from Investment Operations	(0.76)	1.48	0.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.08)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.34)	(0.12)	(0.08)
Net Asset Value, End of Period	$8.87	$10.25	$9.11	$8.74
Total Return**	(7.17)%	16.27%	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$1,983	$2,922	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$2,344	$2,776	$2,168	$684
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	2.91%	2.42%	2.28%	13.46%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	1.47%	1.26%	1.22%	0.48%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.47%	1.26%	1.21%	0.48%(5)
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.81%	0.34%	3.37%
Portfolio Turnover Rate	36%	71%	46%^	70%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses to Average Net Assets (After Waivers but Prior to Any Expense Offsets) and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.46% and 1.45%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 15

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.39	$9.22	$8.79	$10.00
Income from Investment Operations:
Net investment income	0.19	0.18	0.05	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.86)	1.40	0.50	(1.32)
Total from Investment Operations	(0.67)	1.58	0.55	(1.13)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.61)	(0.41)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.11	$10.39	$9.22	$8.79
Total Return**	(6.12)%	17.22%	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$720	$1,276	$1,371	$782
Average Net Assets for the Period (in thousands)	$912	$1,367	$1,332	$382
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.83%	1.40%	1.35%	13.47%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.47%	0.48%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.47%	0.48%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets***	1.42%	1.62%	1.12%	3.57%
Portfolio Turnover Rate	36%	71%	46%^	70%

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.34	$9.17	$8.75	$10.00
Income from Investment Operations:
Net investment income	0.08	0.19	0.15	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.80)	1.36	0.39	(1.36)
Total from Investment Operations	(0.72)	1.55	0.54	(1.17)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.12)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.38)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.00	$10.34	$9.17	$8.75
Total Return**	(6.69)%	16.95%	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$233	$255	$292	$458
Average Net Assets for the Period (in thousands)	$239	$326	$355	$274
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	2.28%	1.78%	1.91%	16.43%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.91%	0.77%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.91%	0.77%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets***	0.96%	1.37%	0.79%	3.09%
Portfolio Turnover Rate	36%	71%	46%^	70%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16 | JUNE 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.36	$9.21	$8.78	$8.25
Income from Investment Operations:
Net investment income	0.11	0.18	0.09	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.81)	1.39	0.46	0.52
Total from Investment Operations	(0.70)	1.57	0.55	0.53
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.16)	(0.10)	–
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.42)	(0.12)	–
Net Asset Value, End of Period	$9.04	$10.36	$9.21	$8.78
Total Return**	(6.50)%	17.04%	6.14%	6.42%
Net Assets, End of Period (in thousands)	$599	$957	$39	$1
Average Net Assets for the Period (in thousands)	$706	$1,044	$27	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.96%	1.38%	1.12%	7.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.72%	0.51%	0.47%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.72%	0.51%	0.46%	0.70%
Ratio of Net Investment Income to Average Net Assets***	1.15%	0.54%	0.97%	1.56%
Portfolio Turnover Rate	36%	71%	46%^	70%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 17

Notes to Schedule of Investments

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Lipper Global Flexible Portfolio Funds	Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

World Allocation Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Morgan Stanley Capital International All Country World IndexSM (65%) and the Barclays Global Aggregate Bond Index (35%).

ETF	Exchange-Traded Fund

SPDR	Standard & Poor’s Depositary Receipt

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus World Allocation Fund(1)
Exchange-Traded Funds	$431,767	$–	$–

Mutual Funds
Equity Funds	–	3,862,098	–
Fixed Income Funds	–	1,755,281	–

Money Market	–	63,000	–

Total Investments in Securities	$431,767	$5,680,379	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

18 | JUNE 30, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus World Allocation Fund (formerly named Janus Dynamic Allocation Fund) (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The expected asset allocation ranges are as follows: 30%-80% equity investments, 20%-60% fixed income investments, and 0%-20% alternative investments for the Fund. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY
INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index

Janus Asset Allocation Fund | 19

Notes to Financial Statements (continued)

is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market

20 | JUNE 30, 2012

performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL MARKET NEUTRAL FUND seeks long-term capital appreciation independent of stock market direction. The fund’s market neutral strategy attempts to create a portfolio that limits stock market risk and delivers absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and ETFs in an effort to insulate the fund’s performance from general stock market movements. The fund seeks a combination of long and short positions that may provide positive returns regardless of market direction, through a complete market cycle. The fund will generally buy long securities that the portfolio manager believes will go up in price and will sell short ETFs and other equity securities the portfolio manager believes will go down in price. The fund may also take long and short positions in derivative instruments that provide exposure to the equity markets, including swaps, options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also have significant exposure to emerging markets.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

Janus Asset Allocation Fund | 21

Notes to Financial Statements (continued)

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in

22 | JUNE 30, 2012

securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories and may, at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors. Effective October 15, 2012, the fund’s name will change to Janus Real Return Fund, and its principal investment strategies will change accordingly.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth

Janus Asset Allocation Fund | 23

Notes to Financial Statements (continued)

Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund

24 | JUNE 30, 2012

normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s

Janus Asset Allocation Fund | 25

Notes to Financial Statements (continued)

and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

26 | JUNE 30, 2012

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the

Janus Asset Allocation Fund | 27

Notes to Financial Statements (continued)

Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative

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unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund and underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Fund and underlying funds may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund and underlying funds.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund and underlying funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund and underlying funds paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise,

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Notes to Financial Statements (continued)

which may cause the Fund’s and underlying funds’ NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund or underlying funds create leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Fund during the fiscal year ended June 30, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any

30 | JUNE 30, 2012

European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on an underlying fund’s operations is unknown.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Global Market Neutral Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Global Market Neutral Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Global Market Neutral Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Global Market Neutral Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Global Market Neutral Fund’s agreement with its lender, the NAV per share of Janus Global Market Neutral Fund will tend

Janus Asset Allocation Fund | 31

Notes to Financial Statements (continued)

to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Global Market Neutral Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Global Market Neutral Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Global Market Neutral Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Global Market Neutral Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities, if applicable.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other

32 | JUNE 30, 2012

types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to

Janus Asset Allocation Fund | 33

Notes to Financial Statements (continued)

prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

34 | JUNE 30, 2012

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which an underlying fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus World Allocation Fund(1)	All Asset Levels	0.07

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping,

Janus Asset Allocation Fund | 35

Notes to Financial Statements (continued)

subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2012 by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit (%)

Janus World Allocation Fund(1)	0.45

(1)	Formerly named Janus Dynamic Allocation Fund.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expired September 3, 2011. At the fiscal year ended June 30, 2012, there was no recoupment.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund’s Chief Compliance Officer and certain other Fund officers may be compensated by the Fund. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administrative services to the Fund. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended June 30, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30,

36 | JUNE 30, 2012

2012, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus World Allocation Fund(1)	$876

(1)	Formerly named Janus Dynamic Allocation Fund.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year ended June 30, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSC:

Fund (Class C Shares)	CDSC

Janus World Allocation Fund(1)	$430

(1)	Formerly named Janus Dynamic Allocation Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended June 30, 2012, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus World Allocation Fund(1)
INTECH International Fund(2) – Class I Shares	1,498	$10,423	(8,851)	$(60,864)	$(6,645)	$1,344	$125,014
INTECH U.S. Growth Fund(3) – Class I Shares	791	10,763	(6,898)	(92,561)	5,861	1,559	142,245
INTECH U.S. Value Fund(4) – Class I Shares	1,306	12,674	(8,851)	(84,615)	(366)	3,166	156,074
Janus Cash Liquidity Fund LLC	394,067	394,064	(478,197)	(478,197)	–	67	63,000
Janus Contrarian Fund – Class I Shares	491	6,371	(15,425)	(187,428)	7,302	2	51,219
Janus Flexible Bond Fund – Class I Shares	5,522	58,732	(103,179)	(1,098,310)	73,336	21,575	–
Janus Flexible Bond Fund – Class N Shares	93	1,013	(168)	(1,816)	30	449	200,855
Janus Forty Fund – Class I Shares	347	11,558	(11,671)	(372,260)	17,025	1,519	–
Janus Forty Fund – Class N Shares	4	142	(1,297)	(45,681)	12,607	–	48,920
Janus Global Bond Fund – Class I Shares	128,457	1,332,316	(40,517)	(421,213)	4,874	35,271	1,215,213
Janus Global Life Sciences Fund – Class I Shares	804	20,944	(6,415)	(163,563)	8,486	643	338,550
Janus Global Market Neutral Fund(5) – Class I Shares	1,592	14,365	(4,283)	(39,937)	(4,013)	8,522	72,022
Janus Global Real Estate Fund – Class I Shares	1,187	10,238	(11,466)	(102,130)	(5,424)	2,687	75,485
Janus Global Select Fund – Class I Shares	7,036	76,904	(27,839)	(283,541)	(50,513)	6,236	485,195
Janus Global Technology Fund – Class I Shares	4,264	79,855	(7,799)	(131,227)	(10,002)	–	338,260
Janus Growth and Income Fund – Class I Shares	–	1	(5)	(170)	47	1	–
Janus High-Yield Fund – Class I Shares	3,113	27,634	(13,116)	(116,416)	(3,950)	15,735	–
Janus High-Yield Fund – Class N Shares	152	1,360	(4,638)	(41,690)	665	800	141,294
Janus International Equity Fund – Class I Shares	6,210	63,058	(19,828)	(206,031)	(22,469)	7,831	–
Janus International Equity Fund – Class N Shares	117	1,127	(445)	(4,389)	(511)	–	422,337
Janus Overseas Fund – Class I Shares	4,600	166,591	(6,733)	(251,337)	(55,019)	–	–
Janus Overseas Fund – Class N Shares	51	1,562	(196)	(6,159)	(1,411)	–	539,259

Janus Asset Allocation Fund | 37

Notes to Financial Statements (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Research Fund – Class I Shares	61	1,800	(1,795)	(51,184)	3,558	407	–
Janus Research Fund – Class N Shares	2	60	(9)	(277)	70	–	38,974
Janus Short-Term Bond Fund – Class I Shares	5,586	17,158	(28,820)	(88,416)	(125)	4,841	–
Janus Short-Term Bond Fund – Class N Shares	249	766	(590)	(1,816)	3	241	197,919
Janus Triton Fund – Class I Shares	1,195	20,224	(5,819)	(99,104)	2,841	635	–
Janus Triton Fund – Class N Shares	30	505	(113)	(1,967)	59	–	202,918
Perkins Global Value Fund – Class I Shares	30,692	365,516	(12,223)	(145,999)	(8,632)	9,444	–
Perkins Global Value Fund – Class N Shares	109	1,284	(412)	(4,903)	(314)	–	504,668
Perkins Large Cap Value Fund – Class I Shares	1,737	22,181	(1,920)	(25,321)	(406)	1,454	–
Perkins Large Cap Value Fund – Class N Shares	10	124	(37)	(484)	(3)	–	58,622
Perkins Mid Cap Value Fund – Class I Shares	1,103	23,082	(3,004)	(65,021)	(3,609)	2,588	–
Perkins Mid Cap Value Fund – Class N Shares	17	354	(67)	(1,387)	(127)	–	148,243
Perkins Small Cap Value Fund – Class I Shares	1,073	22,704	(2,252)	(50,218)	(4,791)	5,152	–
Perkins Small Cap Value Fund – Class N Shares	13	276	(52)	(1,085)	(157)	–	114,093

		$2,777,729		$(4,726,717)	$(41,723)	$132,169	$5,680,379

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Formerly named Janus Long/Short Fund.

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

Seed
Capital at
Fund	6/30/12

Janus World Allocation Fund(1) - Class S Shares	$211,089

(1)	Formerly named Janus Dynamic Allocation Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year Loss	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus World Allocation Fund(1)	$13,224	$109,042	$–	$(61,210)	$(101)	$269,922

(1)	Formerly named Janus Dynamic Allocation Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus World Allocation Fund(1)	$5,842,224	$398,397	$(128,475)

(1)	Formerly named Janus Dynamic Allocation Fund.

38 | JUNE 30, 2012

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus World Allocation Fund(1)	$85,894	$362,453	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus World Allocation Fund(1)	$110,660	$190,704	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

6.	Capital Share Transactions

	Janus World Allocation Fund(1)
For the fiscal years ended June 30 (all numbers are in thousands)	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	23	57
Reinvested dividends and distributions	20	12
Shares repurchased	(110)	(50)
Net Increase/(Decrease) in Fund Shares	(67)	19
Shares Outstanding, Beginning of Period	352	333
Shares Outstanding, End of Period	285	352
Transactions in Fund Shares – Class C Shares:
Shares sold	17	77
Reinvested dividends and distributions	17	8
Shares repurchased	(95)	(67)
Net Increase/(Decrease) in Fund Shares	(61)	18
Shares Outstanding, Beginning of Period	285	267
Shares Outstanding, End of Period	224	285
Transactions in Fund Shares – Class I Shares:
Shares sold	14	61
Reinvested dividends and distributions	6	5
Shares repurchased	(64)	(92)
Net Increase/(Decrease) in Fund Shares	(44)	(26)
Shares Outstanding, Beginning of Period	123	149
Shares Outstanding, End of Period	79	123

Janus Asset Allocation Fund | 39

Notes to Financial Statements (continued)

	Janus World Allocation Fund(1)
For the fiscal years ended June 30 (all numbers are in thousands)	2012	2011

Transactions in Fund Shares – Class S Shares:
Shares sold	–	3
Reinvested dividends and distributions	2	1
Shares repurchased	(1)	(11)
Net Increase/(Decrease) in Fund Shares	1	(7)
Shares Outstanding, Beginning of Period	25	32
Shares Outstanding, End of Period	26	25
Transactions in Fund Shares – Class T Shares:
Shares sold	15	306
Reinvested dividends and distributions	5	1
Shares repurchased	(46)	(219)
Net Increase/(Decrease) in Fund Shares	(26)	88
Shares Outstanding, Beginning of Period	92	4
Shares Outstanding, End of Period	66	92

(1)	Formerly named Janus Dynamic Allocation Fund.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus World Allocation Fund(1)	$2,574,287	$4,695,813	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

40 | JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus World Allocation Fund, formerly named Janus Dynamic Allocation Fund, (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2012 and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

Janus Asset Allocation Fund | 41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

42 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment

Janus Asset Allocation Fund | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended June 30, 2012:

Capital Gain Distributions

Fund

Janus World Allocation Fund(1)	$362,453

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus World Allocation Fund(1)	$2,851	$15,695

Dividends Received Deduction Percentage

Fund

Janus World Allocation Fund(1)	100%

Qualified Dividend Income

Fund

Janus World Allocation Fund(1)	100%

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Asset Allocation Fund | 45

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

46 | JUNE 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Asset Allocation Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

48 | JUNE 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus World Allocation Fund	9/08-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0712-008	125-02-93008 08-12

JANUS INVESTMENT FUND
PART C — OTHER INFORMATION
ITEM 28. Exhibits

Exhibit 1

	(a)	Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

	(b)	Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

	(c)	Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	(d)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

	(e)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

	(f)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

	(g)	Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

	(h)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

C-1

	(i)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

	(j)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

	(k)	Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

Exhibit 2

	(a)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

	(b)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	(c)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3 (Not Applicable)

Exhibit 4

	(a)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus World Allocation Fund and Janus Moderate Allocation Fund, is incorporated herein by reference to Exhibit 4(a) to Form N-14, filed on December 10, 2012 (File No. 333-185360.

Exhibit 5 (Not Applicable)

Exhibit 6

	(a)	Form of Investment Advisory Agreement for Janus Smart Portfolio – Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

	(b)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio — Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

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(c)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Moderate dated August 2, 2010 is incorporated herein by reference to Exhibit (d)(168) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

Exhibit 7

(a)	Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(b)	Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(c)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(e)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(f)	Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(g)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)	Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

Exhibit 8 (Not Applicable)

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Exhibit 9

(a)	Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(b)	Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(c)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(d)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(e)	Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(f)	Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)	Form of Letter Agreement in regards to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(h)	Letter Agreement with regard to Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(22) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

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Exhibit 10

(a)	Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(b)	Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(c)	Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(e)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

Exhibit 11

(a)	Form of Opinion and Consent of Counsel is filed herein as Exhibit 11(a).

Exhibit 12

(a)	Form of Tax Opinion of Dechert LLP, counsel for the Registrant, is filed herein as Exhibit 12(a).

Exhibit 13 (Not Applicable)

Exhibit 14

(a)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14(a).

Exhibit 15 (Not Applicable)

Exhibit 16

(a)	Powers of Attorney, dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(b)	Power of Attorney, dated as of June 24, 2010, is incorporated herein by reference to Exhibit (q)(4) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(c)	Power of Attorney, dated as of January 5, 2011, is incorporated herein by reference to Exhibit (q)(5) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)	Power of Attorney, dated as of January 14, 2013, is filed herein as Exhibit 16(d).

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ITEM 17. Undertakings
     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES
     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 5th day of February, 2013.

JANUS INVESTMENT FUND

By:	/s/ Robin C. Beery
Robin C. Beery, President and Chief
Executive Officer
     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robin C. Beery Robin C. Beery	President and Chief Executive Officer (Principal Executive Officer)	February 5, 2013

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	February 5, 2013

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Signature	Title	Date

William F. McCalpin* William F. McCalpin	Chairman and Trustee	February 5, 2013

Alan A. Brown* Alan A. Brown	Trustee	February 5, 2013

William D. Cvengros* William D. Cvengros	Trustee	February 5, 2013

James T. Rothe* James T. Rothe	Trustee	February 5, 2013

William D. Stewart* William D. Stewart	Trustee	February 5, 2013

Linda S. Wolf* Linda S. Wolf	Trustee	February 5, 2013

/s/ Stephanie Grauerholz-Lofton

*By:	Stephanie Grauerholz-Lofton
Attorney-in-Fact
Pursuant to Powers of Attorney, dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009; Power of Attorney, dated January 5, 2011, incorporated by reference to Exhibit (q)(5) to Post-Effective Amendment No. 138, filed on January 28, 2011; and Power of Attorney dated January 14, 2013, filed herein as Exhibit (16)(d)

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INDEX OF EXHIBITS

Exhibit Number	Exhibit Title

Exhibit 11(a)	Form of Opinion and Consent of Counsel
Exhibit 12(a)	Form of Tax Opinion of Dechert LLP, counsel for the Registrant
Exhibit 14(a)	Consent of PricewaterhouseCoopers LLP
Exhibit 16(d)	Power of Attorney, dated as of January 14, 2013

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